MFS(R)/Sun Life Series Trust

SEMIANNUAL REPORT [bullet] June 30, 1998












Capital Appreciation Series
Conservative Growth Series
Emerging Growth Series
Managed Sectors Series
Research Series
Total Return Series
Utilities Series
World Growth Series
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            NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
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Letter from the Chairman

Dear Contract Owners:
With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods when some Asian economies appeared to improve, but the situation remains quite dynamic and could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was a major factor behind the turmoil as excesses in its banking and real estate sectors have led to severe currency problems. In the long run, Japan will be the engine that drives the region's eventual recovery, thus it warrants closer investor scrutiny. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the greater-than-expected strength of European economies. As Europe moves toward economic union, these countries have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing numerous investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

A discussion of the performance and current investment strategy for each of the Series is presented here and on the following pages. The performance figures provided in the discussion do not reflect the deduction of any separate account charges. The results would have been lower had those charges been deducted. We appreciate your support and welcome any questions or comments you may have.

On behalf of the Board of Trustees,


/s/John D. McNeil


John D. McNeil
Chairman

July 13, 1998


Management Review and Outlook

Capital Appreciation Series
For the six months ended June 30, 1998, the Series provided a total return of 19.87%, which compares to a 17.71% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The Series' investment philosophy is based on five elements. We seek steady earnings growth because we believe that earnings drive stock prices. We take a close look at the quality of a company's management because we feel that management adds value to a company's prospects. In addition, we focus on companies that take advantage of positive business trends that can lead to high growth and expanded margins. We also like to see strong cash flow in our companies, which can be used for stock buy-backs or acquisitions that can enhance stock valuations. Finally, we often buy when we believe the price of a stock is low and its underlying fundamentals are solid enough to make the correction short term. We sell stocks when any of these elements are missing or change substantially for the worse.

The portfolio was heavily invested in companies that were strong individual performers in sectors that did quite well during the first half of the year. For example, computer software, an area in which


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Management Review and Outlook -- continued

we are more heavily invested in comparison to the S&P 500 (19.1% versus 3.7%), was up strongly in the first half. Holdings such as Microsoft and BMC Software all performed quite well. Our investments in broadcast media stocks such as CBS and Clear Channel also boosted the Series' return thanks to consolidation in the industry and strong advertising rates. The miscellaneous sector, consisting of conglomerates, is essentially comprised of Tyco International stock, which had a very strong year. Tyco has all but perfected the art of buying and integrating companies effectively. The stock was up about 40% for the first half of the year.

Looking ahead, we expect continued growth from our technology holdings as worldwide demand for technology products increases, spurred by the need for Europe and Asia to make up for their historical lack of investment in the types of technology that can often boost business productivity. The regions outside the United States need to keep pace technologically if they wish to compete effectively in the world economy.

We are equally optimistic about the leisure sector, specifically our broadcast media investments, because those companies should be able to offer better advertising packages to potential customers, again thanks to the consolidation wave.

Some of the stocks that performed well in the first half of the year included Colgate, which realized a 20% increase boosted by its new Total toothpaste. As mentioned before, Clear Channel Communications is having an excellent year and has grown its share price by 37% in the first part of 1998. The company is benefiting from the consolidation wave but also has good cash flow generation, strong earnings growth and, we believe, the best management in its industry. This should be a very good long-term investment. Another impressive stock is McDonald's, which is undertaking a corporate restructuring designed to improve efficiency and boost product quality. So far the program has resulted in increased revenue growth per store and a share price increase of 44% since the end of 1997.

Even in a bull market, individual stocks can disappoint. Cendant, a hotel, real estate, and consumer services company franchiser that was created by a merger of HFS and CUC International, has been a major disappointment. Earlier this year the company uncovered potential accounting fraud in the former CUC, and we're closely monitoring the situation while the company reviews its accounting practices and attempts to uncover the depth of the problem. IKON Office Solutions, a provider of office products and computer and networking solutions, also failed to meet its revenue and profitability targets and has performed poorly as a result.

Regarding the impact of the Asian economic turmoil on the Series, we eliminated or sharply reduced our holdings in companies that we felt had a large exposure there. This is most apparent in our semiconductor holdings, in which we are now underweighted in comparison to the S&P 500. Most prominently, we reduced our Intel holding. As a result, we feel we have minimized the negative impact of the Asian crisis on this portfolio.

The Series has little direct investment in European stocks. However, the strength of the European economies and the easing of barriers to international trade made possible by the upcoming implementation of a single European currency could have a positive impact on U.S. stocks in our portfolio that have significant European exposure. As their markets expand, their earnings growth may increase as well.

Among the major changes in the portfolio, we eliminated Philip Morris from our top holdings list. After meeting with corporate management earlier in the year, we determined that there was little prospect for growth given the current political situation surrounding tobacco companies. As mentioned previously, Intel also was reduced in the portfolio. We feel that it's a very good company, but now is not the time to be investing in its shares due to the potential impact on the company of the Asian economic slowdown.

For the remainder of 1998, we'll continue to focus on earnings growth because we believe earnings drive stock prices. At this time, we feel that stocks are at a high valuation level, and we anticipate limited upside in the values of stocks. In this type of market, in which earnings missteps are severely punished by Wall Street, we need to have a high degree of confidence in our portfolio companies' abilities to generate consistent earnings. We're anticipating moderate gross domestic product (GDP) growth and moderate inflation. This scenario provides a good backdrop for the stock market and should result in moderately positive earnings growth.


Conservative Growth Series

For the six months ended June 30, 1998, the Series provided a total return of 16.89%, which compares to a 17.71% return for the S&P 500.

We feel the strength of this portfolio's long-term performance is the result of our adherence to a strong investment discipline. We invest in large-capitalization, high-quality companies, seek growth at a reasonable price, strive for a dividend yield that is 90% that of the S&P 500, seek to keep volatility lower than that of the S&P 500, and try to stay fully invested. Just as important, MFS(R) Original Research(SM), our process of selecting stocks through in-depth fundamental analysis of companies' earnings outlooks, managements, business models, competitive strategies, market positions, and growth prospects, sets us apart and has been a clear factor in our success.

In the financial services sector we're featuring investments in insurance companies based on their fundamental strengths and as a means of leveraging the growing trend toward consolidation in this industry. Consolidation will allow companies to function more efficiently and produce cleaner, more profitable balance sheets that positively impact share prices. Because consolidation in the insurance industry is a newer phenomenon than it is in the banking business, we are focusing less on banking and brokerage stocks. Some key holdings for the sector include Hartford Financial Services, Chubb, and Allstate.

Air Products, an industrial gas company, is a new stock in the portfolio's top 10 that exemplifies the type of company we seek out. It locates its plants at customer sites, and customers contract to take a certain amount of product or to pay the difference for what they don't use. Any excess product that the plant can make is sold to other customers, which helps keep plants running more profitably. Also, the company has modified its management compensation plan to focus on earnings growth. As a result, Air Products is more rigorously examining its corporate investments, which has helped earnings growth more easily reach the bottom line. The company has potential earnings growth in the mid teens, and its stock sells for a reasonable price given its earnings prospects, so we get growth at a good price.

One of the household names in the portfolio, and a long-term holding, is Gillette. Its much-touted new razor product is an excellent example of the strength of the company's business model. Unlike companies that rely on gaining new customers or increasing consumption among existing customers, Gillette has built a successful business by constantly improving its products and convincing customers to pay more for them.


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Management Review and Outlook -- continued

Consolidation is a theme that has been prominent in many industries recently. Among mergers that have had an impact on this portfolio is the one between American Home Products (AHP) and Monsanto. This is a very strategic merger for both companies. American Home Products, one of the world's largest pharmaceutical and health care companies, produces products such as Advil and Robitussin. Monsanto, in addition to producing well-known products like NutraSweet and Round-Up, has cutting-edge agricultural products that should thrive under AHP's management and strong financial discipline. We are optimistic about the new company's growth prospects.

While the portfolio is allowed to invest up to 35% of assets in international stocks, we'll probably never reach that level. Currently, we're only about 8% invested in non-U.S. dollar stocks and feel that 10% to 15% is a reasonable maximum. We only invest overseas if we find a company with quality and growth potential equivalent to those of a U.S. company and whose stock is selling at a discount sufficient to compensate for currency risk. As a result of this investment strategy, the portfolio doesn't have much exposure to economies in Asia such as Malaysia, Indonesia, and Singapore. Japan is a consumer economy, and some of our holdings have a presence there. However, U.S. companies have had a hard time selling products in Japan because of that country's trade barriers. This has provided some protection that, combined with the strength of the European and American economies, has limited the impact of Asian turmoil on stocks in the portfolio.


Emerging Growth Series

For the six months ended June 30, 1998, the Series provided a total return of 21.17%. This compares to a 4.93% return for the Russell 2000 Total Return Index (the Russell 2000) and to a 17.71% return for the S&P 500. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Low inflation, low interest rates, and a robust U.S. economy created a positive backdrop for emerging growth stocks in the first half of 1998. It was, however, a volatile period. Although seemingly far away, the economic problems in Asia were probably the most important factors affecting the U.S. market during this period. Concerns relating to Asia drove liquidity premiums to very high levels -- in other words, investors were willing to pay much higher valuations for the liquidity offered by larger-capitalization stocks. Consequently, the mid-cap and larger-cap growth stocks in our portfolio tended to outperform the smaller stocks during this period. Also, concerns about Asia affected companies with significant exposure to the region, such as technology stocks, many of which experienced a roller-coaster ride. Fortunately, the portfolio's technology holdings were primarily in computer software and networking rather than in the more volatile semiconductor stocks, which have a lot of business in Asia.

The Series continued to benefit from the solid performance of its technology holdings, whose earnings were surprisingly strong despite issues relating to Asia. Stocks that contributed to performance included Cisco Systems, Microsoft, SAP, BMC Software, and Compuware -- all of whose products were in strong demand by companies seeking increased productivity. Consolidation in the telecommunications industry helped increase value in holdings such as WorldCom, MCI, and Global Telesystems. Better-than-expected earnings and industry consolidation also helped other companies, such as Tyco International and AirTouch. One stock that did not do as well as we would have liked was Cendant, the company created by the merger of HFS and CUC International. Earlier this year the company uncovered potential accounting fraud in the former CUC, and we're closely monitoring the situation while the company reviews its accounting practices and attempts to uncover the depth of the problem.

Looking ahead, we see a number of things affecting our market. First, the potential for interest rates to rise from currently very low levels is something we're always on the lookout for, given the continued strength of the U.S. economy and the tight labor market. If rates rise, the valuations of interest-sensitive stocks such as financials and television and radio broadcasters could come under pressure. So, to be on the cautious side, we have trimmed some of our holdings in these areas.

Second, we believe we are at the beginning of a slowdown in profit growth for both the economy and the S&P 500. We've already seen the early manifestations of this in the first half of 1998, with earnings disappointments for quite a few companies. We think this bodes well for emerging growth stocks because many of them are expected to generate earnings growth far superior to that of the broader market. As a result, technology continues to be an area of emphasis since selected software and networking companies are generating some of the strongest, most consistent earnings growth we have been able to identify. Another area we believe offers great potential is the business and computer services market, which includes information technology and outsourcing firms that help other companies focus on their core businesses.

Telecommunications is another industry displaying opportunities due to increased competition and global consolidation. In our view, the companies that can grow the fastest will be well rewarded by the marketplace. Thus, we believe that our strategy of searching out rapidly growing companies early in their developments and growth stocks at reasonable prices should benefit investors in 1998.


Managed Sectors Series

For the six months ended June 30, 1998, the Series provided a total return of 11.66%, compared to a 17.71% return for the S&P 500.

The Series has had exposure to two sectors, energy and health care, that had weak relative performance in the first half of this year. Also this year, oil supplies increased while demand slackened, particularly in Asia, and stocks suffered as a result. We continue to have a positive outlook for companies in the oil services sector such as Cooper Cameron, EVI Weatherford, and Noble Drilling because of their strong balance sheets and managements. We believe these stocks will recover.

In health care, while the Series' drug company holdings and retailers such as CVS and Rite Aid have done well, stocks of nursing homes, health maintenance organizations (HMOs), and providers of outpatient services have been under pressure and have thus acted as a drag on the Series' performance. We believe the difficulties these stocks have had thus far in 1998 are the result of confusion and concern regarding the regulatory landscape, and any potential impact on pricing. In our view, the fundamental outlook for these companies is still promising. The prices of these stocks is attractive given their relative valuations. We will continue to own them in the absence of any fundamental changes.

Another important sector in the Series is technology. We've focused most heavily on software companies and believe their growth will continue to be driven by worldwide demand due to


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Management Review and Outlook -- continued

the critical role software plays in improving corporate productivity and efficiency. Some of our brightest performers here include Microsoft, EMC, Aspect Telecommunications, Cisco Systems, and BMC Software.

The Series' largest holding is Tyco International, a conglomerate with an excellent management team that is a leadership position in each of its four major industry segments. The company has been an aggressive acquirer. Its strong cash generation further boosts its expansion of operating efficiencies. It has rewarded the Series with strong performance and, based on our expectations, we believe the company remains attractive.

Major changes in the portfolio for the first half of the year include reductions in companies' stocks that had too much exposure to Asian markets. Specifically, we eliminated semiconductor holdings such as Atmel, Intel, and Micron. These were replaced in the technology sector by those companies mentioned previously.

We've added to our financial services holdings, particularly in stocks of what we call "new emerging financial intermediaries," which are secondary lenders, insurance companies and asset gatherers like Associates First Capital, Morgan Stanley, and Lincoln National. The portfolio does not have a major focus on big banks. Individual stock performance in this sector has been boosted by the continued prospects for consolidation in the industry.

In the first half of this year, we reduced our holdings in hotel and investments, especially in low- to mid-tier companies, because we anticipate less growth there due to a slowing U.S. economy and an expected increase in the supply of hotel rooms. In gaming stocks, we saw no new jurisdictional openings, and an increase in hotel room supply in Las Vegas resulted in an expectation of weaker business performance.

For the balance of 1998, we believe the market will continue to feel the impact of the Asian turmoil. We are optimistic that the better-positioned companies in the health care industry will rebound, and that energy companies will recover from a weak first half as supply and demand become more balanced. Technology will continue to be a mainstay of the Series, and performance there may further benefit from increased worldwide demand as Europe and Asia step up technology purchases to keep pace in the global economy.


Research Series

For the six months ended June 30, 1998, the Series provided a total return of 18.62%, compared to a 17.71% return for the S&P 500.

The Series' favorable performance relative to the S&P 500 over the past six months can be attributed to our relative overweightings in the technology sector, in which our stocks have rebounded very nicely from a tumultuous fourth quarter in 1997, and in the retailing and business services sectors, in both of which our analysts continue to find exceptional performers. The Series is also overweighted in financial services, which our analysts continue to see as an attractive sector, and in transportation, in which we have focused on the industry leaders.

During the first and second quarters of 1998 sector weightings in the portfolio have not shifted a great deal, as our analysts have maintained their positions in stocks they feel can be long-term achievers. The only significant changes have come in the consumer staples and energy sectors. Regarding consumer staples, we have decreased our position by more than 4% by selling Coca-Cola and Philip Morris stock. Our food and beverage analyst was concerned that Coca-Cola's significant Asian exposure could have negative volume and currency implications for the company, and that the demise of the congressional tobacco settlement would create further legislative uncertainty and difficulties for Philip Morris.

In the energy sector, we have increased the portfolio's weighting by over 3% because our analysts have noticed a compelling trend in oil-sensitive stocks. As Asian economies fell in the latter part of 1997, a supply and demand "disconnect" was created because these Asian countries comprise a key component of global demand. Oil prices plummeted, and oil-sensitive stocks began to underperform the market. However, our analysts have since picked up on various signals that this "disconnect" should begin to correct and that oil companies should benefit from an improvement in oil prices spurred by reduced production. As a result, we have invested in blue-chip oil companies such as Chevron, Texaco, and British Petroleum. The risk/reward trade-offs for these companies have become very attractive recently, and all methods of valuation appear favorable relative to the market.

Over the past six months our analysts have increased the portfolio's weighting in health care. Within this sector, the portfolio is overweighted in medical services and managed care companies such as United Healthcare, HBO & Co., and Tenet Healthcare, as well as in pharmaceutical companies. In the managed care industry, our analysts believe that after years of poor pricing the cycle has finally turned and should translate into substantial margin expansion for these companies over the next two to three years. Our pharmaceutical analyst continues to look for companies that are focused on new product development, such as Bristol-Myers Squibb and American Home Products. Both companies continue to generate new products and have quite strong growth rates. All of these health care companies performed very well over the first six months of 1998 and contributed to the Series' performance.

The portfolio also remains significantly overweighted in the technology sector. The concentration in this sector has shifted toward companies that participate in the high-end product market, in which demand has remained strong and in which we have found good growth opportunities. The Series has trimmed positions in technology stocks that are more likely to be impacted by the continuing turmoil in Southeast Asia. Microsoft continues to be the top holding in the portfolio and has performed exceptionally well over the first two quarters of 1998, during which the company introduced new products and posted strong earnings. Compuware, BMC Software, and Cisco Systems are substantial holdings and strong performers.

The Series remains overweighted in retailing, a sector in which companies such as Rite Aid, Home Depot, and Safeway have enhanced returns, and in the financial services sector, in which companies continue to benefit from cost-cutting, consolidation, and low inflation. Conversely, the Series remains underweighted in utilities and communications relative to the S&P 500 because our analysts believe that deregulation will decelerate the earnings of the large players in this industry as competition increases. We are therefore focusing on the smaller companies that are likely to be acquired in a consolidation environment.

The Series will continue to seek fundamentally strong companies to add in the year ahead. The portfolio continues to be based upon the research analysts' best ideas within their industries. Stocks are selected after careful, in-depth fundamental analysis


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Management Review and Outlook -- continued

of companies' earnings outlooks. These companies typically demonstrate dominant or growing market share, quality products, superior management teams, and strong financial statements. Portfolio sector and industry weightings are a fallout of the "best ideas" stock-selection process. However, the analysts revisit weightings regularly to assure agreement within the changing economic landscape.


Total Return Series

For the six months ended June 30, 1998, the Series provided a total return of 8.71%, compared to returns of 17.71% for the S&P 500 and 4.11% for the Lehman Brothers Government Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade domestic corporate debt.

Given what we view as high valuations in the stock market, the Series has maintained a fairly conservative weighting in equities. Currently, approximately 59% of assets are invested in common stocks, convertibles, and preferred securities, which is below the allocation for the balanced-fund peer group.

As the year progresses, we believe it will become more difficult to make money in the equity markets. As prices continue to rise, corporate earnings have slowed and investors have become more selective. At the same time, the interest-rate environment is favorable, and the perception that rates are going to stay low, or even move lower, seems to be providing continued support for the stock market.

In stocks, the Series' largest sector weighting is financial services, an industry in which valuations are attractive and earnings growth is higher than that of the average company. Many of the earnings growth rates of these companies are in the double digits, and their yields are good. Also, consolidation has made this sector more attractive because these companies are able to cut costs. Holdings here include National City and PNC in banking and Lincoln National in insurance.

Another large sector is utilities and communications, in which we see some attractive valuations. On the electric side, we think growth is modest but prices relative to anticipated earnings appear good compared to the S&P 500. In telecommunications, we see not only good valuations but also ongoing consolidation and growth, both of which we think could enhance capital appreciation.

We continue to shy away from the technology sector. Given our objective to provide consistent returns with low volatility, we have not seen much opportunity within this sector.

Based on our outlook for interest rates remaining low, the duration, or sensitivity to changes in interest rates, of the Series' bond allocation is slightly longer than that of the Lehman Index. Most of this allocation is in the corporate sector because we believe that as long as the economy remains sound and inflation remains low, corporate bonds should continue to perform well. About 20% of this allocation is in high-yield corporates. Healthy economic growth has contributed to the high-yield market's performance as more companies have posted improved operating results and have had little trouble making their debt payments. The biggest high-yield sector is media and entertainment and includes Time Warner, News Corp., and Telecommunications, Inc. This industry continues to benefit from consolidation and cost-cutting resulting from the 1996 Telecommunications Act.


Utilities Series

For the six months ended June 30, 1998, the Series provided a total return of 11.56%. This compares to a 6.90% return for the Standard & Poor's Utility Index (the Utility Index), an unmanaged, market-capitalization-weighted, total return index of all utility stocks in the S&P 500. For the same period, the S&P 500 returned 17.71%.

This is a flexibly managed portfolio that seeks great investment ideas around the world. The Series seeks to attain its goals of capital appreciation and steady income by blending stock and bond investments. We invest at least 65% of our assets in utility companies, while 35% of assets can be invested in foreign securities. The portfolio is typically allocated 80% to stocks and 20% to bonds and convertible securities, which has allowed it to achieve solid capital appreciation and a steady income stream.

The strength of our research has been a key factor in the long-term success of this portfolio. By gaining a real understanding of companies' fundamental strengths, the abilities of their management teams, and the regulatory environment in which utility companies operate, we believe we can pick stocks that offer the greatest prospects for growth anywhere in the world. It's important to stress that we don't buy securities on a sector-weighting or regional-allocation basis. We buy individual companies that meet the portfolio's criteria. As long as a company's regulatory environment and fundamental outlook are sound, and we have faith in its management team, we are willing to buy. For example, Chilectra, a Chilean electric power provider, is a well-run company that has taken advantage of Chile's very rational industrial regulations to grow a successful business. Now Chilectra is investing in distribution businesses in Argentina, Peru, Brazil, and Colombia. We expect that Chilectra's management strength and business model will help make these other operations successful as well.

Another attractive stock in our portfolio is CalEnergy, an independent power provider based in the United States. This is a great company that is making inroads in both emerging markets like the Philippines, where it serves as a power generator, and in developed markets such as the United States, the United Kingdom, and Australia, where it provides both power generation and power distribution services. We feel the stock represents a good value now and may be a good partner for a bigger player in the industry.

Because the U.S. gas and electric industries are fairly mature, there is ample room for cost savings through consolidation in many companies. This could result in cleaner balance sheets and corresponding boosts in earnings growth and valuations. Though we feel this would make good economic sense, the realization of the scenario is hindered by the domestic regulatory environment, which makes consolidation difficult. The Public Utility Holding Company Act is a roadblock to consolidation and, until it is repealed, it's unlikely that there will be much more activity. If the regulations change, we anticipate a flurry of activity that would be beneficial to individual stocks.

In the telecommunications industry, a company's ability to handle data -- including Internet, fax, and wide-area network traffic -- is the key differentiator in its ability to compete in the future. In fact, in some parts of California, electronic data traffic already exceeds traditional telephone transmissions, and the volume of fax communications there is greater than that of telephone communications between the United States and Europe. The greatest opportunities for telecommunications companies lie in bundling


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

Management Review and Outlook -- continued

Internet and other enhanced services with phone service as a means of broadening their offerings to customers, enhancing their sales opportunities, and creating the perception of leadership.

Merger activity in the sector has been heavy and has aided stock performance. The WorldCom and MCI union is one of the more prominent among these, and WorldCom continues to be one of the biggest positions in the portfolio. We feel that the merger will create the best-positioned large-cap telecommunications company in the world. Both companies grew up with a highly entrepreneurial attitude that they've used to successfully compete with monopolies in the United States. They are now exporting that attitude and business model and are finding success competing against the big telecommunications companies of Europe.


World Growth Series

For the six months ended June 30, 1998, the Series provided a total return of 13.00%. This compares to a 16.86% return for the MSCI World Index, a broad, unmanaged index of global equities. The Series' performance has been helped by its overweighting in U.S. technology and European stocks and an underweighting in Japanese and other Southeast Asian companies. Overall, we've had strong markets in many parts of the world, driven in part by low or declining interest rates, very low inflation, and stronger-than-expected economic growth.

At the same time, Japanese stocks with a lot of exposure to the domestic economy, such as Nippon Broadcasting and Secom, did not perform as well as expected because the Japanese economy continued to be in the doldrums. In emerging markets, Egypt suffered as a result of the massacre in Luxor, while Russia underperformed because of political infighting over the appointment of a new prime minister. We believe both problems will improve over time. Also, a major disappointment has been Cendant, a hotel, real estate, and consumer services company franchiser that was created by the merger of HFS and CUC International. Earlier in the year the company uncovered potential accounting fraud at CUC, so we're closely monitoring the situation while the company reviews its accounting practices and attempts to uncover the depth of the problem.

In general, the past six months have been a volatile period, but one that has created opportunities. Concerns relating to Asia drove liquidity premiums to very high levels -- in other words, investors were willing to pay much higher valuations for the liquidity offered by the largest-capitalization stocks. So the Series' large-cap stocks tended to outperform its small and mid-cap stocks. Also, concerns about Asia affected companies with significant exposure to the region, such as technology stocks, many, of which experienced a roller-coaster ride. Fortunately, the Series' technology weightings were primarily in software rather than the more volatile semiconductor stocks, which have a lot of business in Asia. Issues surrounding Asia also dampened investors' enthusiasm for other non-Asian emerging markets, which caused the emerging markets portion of the Series to contribute less to overall performance. On a positive note, however, slowing demand from Asia and much lower prices for Asian goods have helped maintain inflation at unexpectedly low levels in all of the developed markets, which has helped many of our holdings.

Of the three major markets in which the Series has investments, the United States remains one of our favorites because of low inflation, low interest rates, and a robust economy. Among all industries, technology continues to be an area of emphasis since companies in this sector are generating some of the strongest earnings growth we've been able to identify. Our holdings are primarily in software, a sector in which we own leading database, design automation, and mainframe software companies such as Cadence Design Systems, BMC Software, Compuware, and Microsoft. These companies have strong new product cycles, dominant positions, and products that are helping companies around the world become more productive. Another area that we believe offers great potential is the business and computer services market. We own, for example, information technology and outsourcing firms that help other companies focus on their core businesses.

In the developed foreign markets, our focus is on Europe, where inflation is low, interest rates continue to decline, and economic growth is accelerating, all of which is leading to generally positive earnings surprises. Among companies that we think will benefit from this environment are financial services companies in Europe that have consolidation and cost-cutting opportunities similar to those U.S. banks enjoyed in the 1980s. Some of our favorite companies are Banco Espirito Santo and Banco Pinto & Sotto Mayor in Portugal and Irish banks such as Anglo Irish and Allied Irish Bank. These financial services companies are benefiting from the higher valuations of their counterparts in the United States, where merger and acquisition activity has been intense. We also like a number of the consumer staples companies in Europe, where stronger-than-expected consumer demand is leading to positive earnings surprises. In Japan, we continue to like the blue-chip exporters such as Sony, TDK, and Kirin Beverages, all of which have been helped by the weak Yen.

Finally, in emerging markets, our favorite regions are Eastern Europe, the Middle East, and Africa, collectively known as EMEA. For example, in South Africa valuations are attractive, interest rates are declining, and companies are beginning to undertake Western-style corporate restructuring. Another country we think offers opportunity is Egypt, a market with 16% earnings growth and a 4.5% dividend yield selling only at 11 times next year's earnings. Morocco is another interesting, surprisingly high-growth market that we view as being full of many well-managed companies. From an industry perspective, our holdings tend to be in telecommunications and banking. Growth is still quite healthy for most telecommunications companies and their valuations are also quite attractive, while banks are appealing because they are generally growing faster than the local economy and are selling at below-average valuations.

We are happy to say that, prior to the Asian crisis, we had very little invested in Southeast Asia. Currently, the only markets that we think are interesting are South Korea, Malaysia, and, to a lesser extent, Hong Kong/China. In South Korea, government authorities have undertaken structural reforms, while Malaysia has managed to avoid significant foreign debt. In general, though, we still are underweighted in the region because we think the problems there could last for a while. While currencies have depreciated quite significantly, as much as 60% to 70% in some cases, many companies are still overleveraged with foreign debt and many of them are going bankrupt. As a result, we are being very selective and are looking for companies with strong balance sheets and good underlying asset quality.

                ----------------------------------------------

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Performance Summary

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods.

   Average Annual and Cumulative Total Rates of Return through June 30, 1998


Capital Appreciation Series

                              6 Months     1 Year       3 Years       5 Years       10 Years/Life
-------------------------------------------------------------------------------------------------
Cumulative Total Return       +19.87%      +28.04%      +101.42%      +149.56%      +480.57%
-------------------------------------------------------------------------------------------------
Average Annual Total Return       --       +28.04%      + 26.29%      + 20.07%      + 19.23%
-------------------------------------------------------------------------------------------------


Conservative Growth Series

                              6 Months     1 Year       3 Years       5 Years       10 Years/Life
-------------------------------------------------------------------------------------------------
Cumulative Total Return       +16.89%      +29.64%      +125.12%      +172.05%      +444.61%
-------------------------------------------------------------------------------------------------
Average Annual Total Return       --       +29.64%      + 31.06%      + 22.16%      + 18.47%
-------------------------------------------------------------------------------------------------


Emerging Growth Series(1)

                              6 Months          1 Year            3 Years          10 Years/Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return       +21.17%           +33.73%           +109.42%         +119.63%
-------------------------------------------------------------------------------------------------
Average Annual Total Return        --           +33.73%           + 27.94%         + 28.20%
-------------------------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, May 1, 1995, through June 30, 1998.


Managed Sectors Series(2)

                              6 Months     1 Year       3 Years      5 Years       10 Years/Life
-------------------------------------------------------------------------------------------------
Cumulative Total Return       +11.66%      +23.47%      +78.61%      +127.61%      +419.85%
-------------------------------------------------------------------------------------------------
Average Annual Total Return       --       +23.47%      +21.33%      + 17.88%      + 17.92%
-------------------------------------------------------------------------------------------------


Research Series

                              6 Months          1 Year            3 Years          10 Years/Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return       +18.62%           +26.43%           +109.17%          +141.21%
-------------------------------------------------------------------------------------------------
Average Annual Total Return       --            +26.43%           + 27.89%          + 27.31%
-------------------------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 7, 1994, through June 30, 1998.


Total Return Series

                                6 Months    1 Year       3 Years      5 Years       10 Years/Life
-------------------------------------------------------------------------------------------------
Cumulative Total Return          +8.71%      +18.25%      +67.75%      +94.49%       +250.74%
-------------------------------------------------------------------------------------------------
Average Annual Total Return         --       +18.25%      +18.82%      +14.23%       + 13.37%
-------------------------------------------------------------------------------------------------

Utilities Series(2)

                              6 Months          1 Year            3 Years          10 Years/Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return       +11.56%           +31.61%           +109.86%         +124.75%
-------------------------------------------------------------------------------------------------
Average Annual Total Return       --            +31.61%           + 28.03%         + 19.15%
-------------------------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 16, 1993, through June 30, 1998.


World Growth Series(3)

                              6 Months          1 Year            3 Years          10 Years/Life*
-------------------------------------------------------------------------------------------------
Cumulative Total Return       +13.00%           +14.24%           +62.39%          +87.13%
-------------------------------------------------------------------------------------------------
Average Annual Total Return       --            +14.24%           +17.54%          +14.52%
-------------------------------------------------------------------------------------------------

*For the period from the commencement of the Series' investment operations, November 16, 1993, through June 30, 1998.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

(1) Investing in small or emerging growth companies involves greater risk than is customarily associated with more established companies. These risks may increase share price volatility.

(2) The Series may focus its investments in certain sectors, thereby increasing its vulnerability to any single economic, political or regulatory development.

(3) Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

Portfolio of Investments -- June 30, 1998

Capital Appreciation Series

Stocks -- 96.8%





Issuer                                                                             Shares            Value
U.S. Stocks -- 94.9%
Aerospace -- 1.7%
United Technologies Corp. ..............................................           299,300        $ 27,685,250
                                                                                                  ------------
Automotive -- 0.5%
Federal Mogul Corp. ....................................................           122,200        $  8,248,500
                                                                                                  ------------
Banks and Credit Companies -- 0.8%
Bank of New York, Inc. .................................................           152,800        $  9,273,050
BankBoston Corp. .......................................................            56,200           3,126,125
                                                                                                  ------------
                                                                                                  $ 12,399,175
                                                                                                  ------------
Business Machines -- 0.8%
Affiliated Computer Services, Inc., "A"* ...............................           148,000        $  5,698,000
Xerox Corp. ............................................................            76,100           7,733,663
                                                                                                  ------------
                                                                                                  $ 13,431,663
                                                                                                  ------------
Business Services -- 3.4%
AccuStaff, Inc.* .......................................................           447,500        $ 13,984,375
Computer Sciences Corp. ................................................           249,900          15,993,600
DST Systems, Inc.* .....................................................           192,500          10,780,000
Galileo International, Inc. ............................................           287,300          12,946,456
Ikon Office Solutions, Inc. ............................................            65,100             948,019
                                                                                                  ------------
                                                                                                  $ 54,652,450
                                                                                                  ------------
Computer Hardware --
  Systems -- 2.5%
Dell Computer Corp.* ...................................................           202,400        $ 18,785,250
EMC Corp.* .............................................................           453,600          20,326,950
                                                                                                  ------------
                                                                                                  $ 39,112,200
                                                                                                  ------------
Computer Software --
  Personal Computers -- 6.3%
Microsoft Corp.* .......................................................           923,000        $100,030,125
                                                                                                  ------------
Computer Software --
  Systems -- 11.6%
BMC Software, Inc.* ....................................................           789,100        $ 40,983,881
Cadence Design Systems, Inc.* ..........................................         1,275,400          39,856,250
Computer Associates
  International, Inc. ..................................................           872,200          48,461,613
Compuware Corp.* .......................................................           169,200           8,650,350
Oracle Corp.* ..........................................................         1,303,150          32,008,622
Peoplesoft, Inc.* ......................................................            53,600           2,519,200
Synopsys, Inc.* ........................................................           251,900          11,524,425
                                                                                                  ------------
                                                                                                  $184,004,341
                                                                                                  ------------
Consumer Goods and
  Services -- 11.4%
Clorox Co. .............................................................            86,000        $  8,202,250
Colgate-Palmolive Co. ..................................................           336,200          29,585,600
Gillette Co. ...........................................................           363,800          20,622,912
Revlon, Inc., "A"* .....................................................           174,200           8,949,525
Service Corp. International ............................................           100,400           4,304,650
Tyco International Ltd. ................................................         1,735,554         109,339,902
                                                                                                  ------------
                                                                                                  $181,004,839
                                                                                                  ------------
Defense Electronics -- 1.6%
Loral Space & Communications
  Corp.* ...............................................................           905,400        $ 25,577,550
                                                                                                  ------------
Electrical Equipment -- 1.2%
General Electric Co. ...................................................           215,400        $ 19,601,400
                                                                                                  ------------
Electronics -- 2.8%
AES Corp.* .............................................................           321,900        $ 16,919,869
Altera Corp.* ..........................................................           247,800           7,325,588
Analog Devices, Inc.* ..................................................           242,062           5,945,648
Microchip Technology, Inc.* ............................................           308,500           8,059,562
Xilinx, Inc.* ..........................................................           198,800           6,759,200
                                                                                                  ------------
                                                                                                  $ 45,009,867
                                                                                                  ------------

Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Entertainment -- 7.2%
CBS Corp. ..............................................................           287,100        $  9,115,425
Clear Channel Communications, Inc.* ....................................           217,062          23,686,891
Harrah's Entertainment, Inc.* ..........................................           134,800           3,134,100
Hearst-Argyle Television, Inc.* ........................................            72,700           2,908,000
Heftel Broadcasting Corp., "A"* ........................................           204,530           9,152,718
Jacor Communications, Inc.* ............................................           243,300          14,354,700
Mirage Resorts, Inc.* ..................................................           424,900           9,055,681
Time Warner, Inc. ......................................................           145,400          12,422,612
Univision Communications, Inc., "A"*....................................           243,200           9,059,200
Viacom, Inc., "B"* .....................................................           376,600          21,936,950
                                                                                                  ------------
                                                                                                  $114,826,277
                                                                                                  ------------
Financial Institutions -- 6.5%
Associates First Capital Corp., "A" ....................................           316,000        $ 24,292,500
CIT Group, Inc., "A" ...................................................           226,200           8,482,500
Federal Home Loan
  Mortgage Corp. .......................................................           467,400          21,997,012
Financial Federal Corp.* ...............................................           263,100           7,054,369
Finova Group, Inc. .....................................................           297,900          16,868,587
Franklin Resources, Inc. ...............................................           282,700          15,265,800
Morgan Stanley Dean Witter & Co. .......................................            97,700           8,927,338
                                                                                                  ------------
                                                                                                  $102,888,106
                                                                                                  ------------
Financial Services -- 0.7%
SunAmerica, Inc. .......................................................           192,850        $ 11,076,822
                                                                                                  ------------
Insurance -- 0.6%
Annuity and Life Re Holdings Ltd.*......................................             5,800        $    128,325
Lincoln National Corp. .................................................            93,900           8,580,113
                                                                                                  ------------
                                                                                                  $  8,708,438
                                                                                                  ------------
Machinery -- 0.2%
Lear Corp.* ............................................................            74,000        $  3,797,125
                                                                                                  ------------
Medical and Health Products -- 2.7%
Biomet, Inc. ...........................................................           133,800        $  4,423,762
Boston Scientific Corp.* ...............................................           105,000           7,520,625
Bristol-Myers Squibb Co. ...............................................           271,700          31,228,519
                                                                                                  ------------
                                                                                                  $ 43,172,906
                                                                                                  ------------
Medical and Health Technology
  and Services -- 6.5%
Cardinal Health, Inc. ..................................................           105,700        $  9,909,375
Columbia/HCA Healthcare Corp. ..........................................           420,300          12,241,237
Health Management Associates,
  Inc., "A"* ...........................................................           218,350           7,301,078
HealthSouth Corp.* .....................................................           644,500          17,200,094
Lincare Holdings, Inc.* ................................................           116,400           4,896,075
Scherer R P Corp.* .....................................................            42,500           3,766,563
Total Renal Care Holdings, Inc.* .......................................           211,200           7,286,400
United Healthcare Corp. ................................................           553,633          35,155,695
Wellpoint Health Networks, Inc., "A"*...................................            70,400           5,209,600
                                                                                                  ------------
                                                                                                  $102,966,117
                                                                                                  ------------
Metals and Minerals -- 0.8%
Minerals Technologies, Inc. ............................................           258,500        $ 13,151,188
                                                                                                  ------------
Oil Services -- 0.7%
Cooper Cameron Corp.* ..................................................            78,800        $  4,018,800
Diamond Offshore Drilling, Inc. ........................................            99,800           3,992,000
EVI Weatherford, Inc.* .................................................            71,200           2,643,300
                                                                                                  ------------
                                                                                                  $ 10,654,100
                                                                                                  ------------
Oils -- 1.0%
USX-Marathon Group .....................................................           462,200        $ 15,859,237
                                                                                                  ------------
Pollution Control -- 0.6%
Waste Management, Inc. .................................................           249,800        $  8,743,000
                                                                                                  ------------

8-CAS

Issuer                                                                            Shares            Value
U.S. Stocks -- continued
Printing and Publishing -- 0.2%
Scripps (E.W.) Howard, Inc. ............................................            56,100      $    3,074,981
                                                                                                --------------
Railroads -- 0.1%
Wisconsin Central Transportation
  Corp.* ...............................................................            67,200      $    1,470,000
                                                                                                --------------
Restaurants and Lodging -- 6.2%
Cavanaughs Hospitality Corp.* ..........................................             5,700      $       74,456
Cendant Corp.* .........................................................         2,785,800          58,153,575
McDonalds Corp. ........................................................           230,700          15,918,300
Promus Hotel Corp.* ....................................................           655,548          25,238,598
                                                                                                --------------
                                                                                                $   99,384,929
                                                                                                --------------
Stores -- 7.0%
CompUSA, Inc.* .........................................................           167,100      $    3,018,244
Corporate Express, Inc.* ...............................................           229,150           2,907,341
CVS Corp. ..............................................................         1,207,200          47,005,350
Linens 'N Things, Inc.* ................................................            33,200           1,014,675
Office Depot, Inc.* ....................................................           960,500          30,315,781
Rite Aid Corp. .........................................................           648,000          24,340,500
Staples, Inc.* .........................................................            88,650           2,565,309
                                                                                                --------------
                                                                                                $  111,167,200
                                                                                                --------------
Supermarkets -- 2.1%
Meyer (Fred), Inc.* ....................................................           133,200      $    5,661,000
Safeway, Inc.* .........................................................           693,400          28,212,712
                                                                                                --------------
                                                                                                $   33,873,712
                                                                                                --------------
Telecommunications -- 6.5%
Cisco Systems, Inc.* ...................................................           393,650      $   36,240,403
Global TeleSystems Group, Inc.* ........................................           314,200          15,317,250
Hyperion Telecommunications, Inc., "A"* ................................            12,900             202,369
Intermedia Communications, Inc.* .......................................            99,600           4,176,975
L-3 Communications Holding, Inc.*.......................................             2,800              91,525
Metromedia Fiber Network, Inc., "A"*....................................             9,200             428,950
Nextlink Communications, Inc., "A"*.....................................            93,600           3,545,100
Qwest Communications
  International, Inc.* .................................................           228,555           7,970,856
Tel-Save Holdings, Inc.*## .............................................           186,900           2,756,775
Tel-Save Holdings, Inc.* ...............................................           137,800           2,032,550
Tellabs, Inc.* .........................................................           120,100           8,602,162
WorldCom, Inc.* ........................................................           469,170          22,725,422
                                                                                                --------------
                                                                                                $  104,090,337
                                                                                                --------------
Utilities -- Electric -- 0.7%
CalEnergy Co., Inc.* ...................................................           358,600      $   10,780,413
                                                                                                --------------
  Total U.S. Stocks ......................................................................      $1,510,442,248
                                                                                                --------------
Foreign Stocks -- 1.9%
Bermuda -- 0.5%
Ace Ltd. (Insurance) ...................................................           208,600      $    8,135,400
                                                                                                --------------
Canada -- 0.4%
Canadian National Railway Co.
  (Railroads) ..........................................................           126,000      $    6,693,750
                                                                                                --------------
United Kingdom -- 1.0%
British Petroleum PLC, ADR (Oils) ......................................           179,436      $   15,835,227
                                                                                                --------------
  Total Foreign Stocks ...................................................................      $   30,664,377
                                                                                                --------------
  Total Stocks
    (Identified Cost, $1,072,331,047) ....................................................      $1,541,106,625
                                                                                                --------------


Short-Term Obligations -- 2.6%

                                                                             Principal Amount
Issuer                                                                         (000 Omitted)         Value
Federal Home Loan Mortgage
  Corp., due 7/07/98 ............................                                  $ 7,500      $    7,493,250
Federal National Mortgage Assn.,
  due 7/06/98 - 8/14/98 .........................                                   19,600          19,518,470
Ford Motor Credit Corp.,
  due 7/01/98 ...................................                                   15,125          15,125,000
                                                                                                --------------
  Total Short-Term Obligations, at Amortized Cost.........................................      $   42,136,720
                                                                                                --------------
  Total Investments
    (Identified Cost, $1,114,467,767) ....................................................      $1,583,243,345
Other Assets,
  Less Liabilities -- 0.6%                                                                           8,882,463
                                                                                                --------------
  Net Assets -- 100.0% ...................................................................      $1,592,125,808
                                                                                                ==============

           See portfolio footnotes and notes to financial statements


                                                                           9-CAS

Portfolio of Investments -- June 30, 1998

Conservative Growth Series

Stocks -- 96.8%


Issuer                                                                            Shares              Value
U.S. Stocks -- 88.5%
Aerospace -- 4.6%
Allied Signal, Inc. ....................................................           301,000        $ 13,356,875
General Dynamics Corp. .................................................           117,200           5,449,800
Goodrich (B.F.) Co. ....................................................           101,800           5,051,825
Lockheed Martin Corp. ..................................................           173,988          18,420,979
Raytheon Co., "A" ......................................................           158,800           9,150,850
United Technologies Corp. ..............................................           239,400          22,144,500
                                                                                                  ------------
                                                                                                  $ 73,574,829
                                                                                                  ------------
Agricultural Products -- 0.1%
Case Corp. .............................................................            45,500        $  2,195,375
                                                                                                  ------------
Airlines -- 0.1%
AMR Corp.* .............................................................            20,400        $  1,698,300
                                                                                                  ------------
Apparel and Textiles -- 0.3%
VF Corp. ...............................................................            80,600        $  4,150,900
                                                                                                  ------------
Automotive -- 0.8
Federal-Mogul Corp. ....................................................            78,600        $  5,305,500
Ford Motor Co. .........................................................            61,600           3,634,400
TRW, Inc. ..............................................................            67,900           3,709,038
                                                                                                  ------------
                                                                                                  $ 12,648,938
                                                                                                  ------------
Banks and Credit Companies -- 7.3%
Bank of New York, Inc. .................................................            12,900        $    782,869
Comerica, Inc. .........................................................           189,950          12,584,187
Firstar Corp. ..........................................................           105,800           4,020,400
Fleet Financial Group, Inc. ............................................            34,800           2,905,800
National City Corp. ....................................................           190,900          13,553,900
Northern Trust Corp. ...................................................            83,600           6,374,500
Norwest Corp. ..........................................................           585,200          21,871,850
State Street Corp. .....................................................           161,600          11,231,200
SunTrust Banks, Inc. ...................................................            92,200           7,497,013
US Bancorp .............................................................           597,753          25,703,379
Washington Mutual, Inc. ................................................           248,300          10,785,531
                                                                                                  ------------
                                                                                                  $117,310,629
                                                                                                  ------------
Building -- 0.7%
American Standard Cos., Inc.* ..........................................           124,100        $  5,545,719
Sherwin Williams Co. ...................................................           174,400           5,777,000
                                                                                                  ------------
                                                                                                  $ 11,322,719
                                                                                                  ------------
Business Machines -- 1.9%
Compaq Computer Corp. ..................................................           103,800        $  2,945,325
International Business Machines
  Corp. ................................................................           158,800          18,232,225
Xerox Corp. ............................................................            95,500           9,705,188
                                                                                                  ------------
                                                                                                  $ 30,882,738
                                                                                                  ------------
Business Services -- 1.1%
Computer Sciences Corp. ................................................           174,000        $ 11,136,000
DST Systems, Inc.* .....................................................           102,100           5,717,600
                                                                                                  ------------
                                                                                                  $ 16,853,600
                                                                                                  ------------
Cellular Telephones -- 0.1%
Century Telephone Enterprises, Inc......................................            33,200        $  1,523,050
                                                                                                  ------------
Chemicals -- 2.3%
Air Products & Chemicals, Inc. .........................................           638,900        $ 25,556,000
DuPont (E. I.) de Nemours & Co.,
  Inc. .................................................................            49,600           3,701,400
Praxair, Inc. ..........................................................           176,500           8,262,406
                                                                                                  ------------
                                                                                                  $ 37,519,806
                                                                                                  ------------
Computer Software -- Personal
  Computers -- 1.4%
Microsoft Corp.* .......................................................           213,300        $ 23,116,388
                                                                                                  ------------
Computer Software --
  Systems -- 1.7%
BMC Software, Inc.* ....................................................            82,800        $  4,300,425



Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Computer Software -- Systems
  -- continued
Computer Associates
  International, Inc. ..................................................           297,825        $ 16,547,902
Oracle Corp.* ..........................................................           234,050           5,748,853
                                                                                                  ------------
                                                                                                  $ 26,597,180
                                                                                                  ------------
Consumer Goods an
  Services -- 8.4%
Black & Decker Corp. ...................................................           230,600        $ 14,066,600
Clorox Co. .............................................................            55,100           5,255,163
Colgate-Palmolive Co. ..................................................           211,000          18,568,000
Gillette Co. ...........................................................           327,800          18,582,162
Kimberly-Clark Corp. ...................................................           405,796          18,615,891
Philip Morris Cos., Inc. ...............................................           344,500          13,564,688
Procter & Gamble Co. ...................................................           136,700          12,448,244
Service Corp. International ............................................           310,000          13,291,250
Tyco International Ltd. ................................................           320,500          20,191,500
                                                                                                  ------------
                                                                                                  $134,583,498
                                                                                                  ------------
Electrical Equipment -- 2.8%
Cooper Industries, Inc. ................................................           108,900        $  5,982,694
General Electric Co. ...................................................           261,400          23,787,400
Honeywell, Inc. ........................................................           179,000          14,957,687
                                                                                                  ------------
                                                                                                  $ 44,727,781
                                                                                                  ------------
Entertainment -- 0.7%
CBS Corp. ..............................................................            41,000        $  1,301,750
Time Warner, Inc. ......................................................            63,200           5,399,650
Viacom, Inc., "B"* .....................................................            64,800           3,774,600
                                                                                                  ------------
                                                                                                  $ 10,476,000
                                                                                                  ------------
Financial Institutions -- 4.3%
Associates First Capital Corp., "A" ....................................            62,468        $  4,802,227
Beneficial Corp. .......................................................           161,900          24,801,056
CIT Group, Inc., "A" ...................................................           170,000           6,375,000
Federal Home Loan
  Mortgage Corp. .......................................................           221,500          10,424,344
Heller Financial, Inc., "A"* ...........................................            98,800           2,964,000
Household International, Inc. ..........................................            97,100           4,830,725
Merrill Lynch & Co., Inc. ..............................................            74,300           6,854,175
Morgan Stanley Dean Witter & Co. .......................................            86,400           7,894,800
Waddell & Reed Financial, Inc., "A".....................................             5,300             126,869
                                                                                                  ------------
                                                                                                  $ 69,073,196
                                                                                                  ------------
Food and Beverage
  Products -- 3.3%
Archer-Daniels-Midland Co. .............................................           210,307        $  4,074,698
Bestfoods Co. ..........................................................           159,700           9,272,582
Coca-Cola Co. ..........................................................            39,200           3,351,600
Corn Products International, Inc.* .....................................             9,600             325,200
General Mills, Inc. ....................................................            39,600           2,707,650
Hershey Foods Corp. ....................................................            53,700           3,705,300
Interstate Bakeries Corp. ..............................................           152,300           5,054,456
McCormick & Co., Inc. ..................................................            64,800           2,314,575
Nabisco Holdings Corp., "A" ............................................            92,100           3,321,356
Ralston-Ralston Purina Co. .............................................           164,000          19,157,250
                                                                                                  ------------
                                                                                                  $ 53,284,667
                                                                                                  ------------
Insurance -- 9.8%
AFLAC, Inc. ............................................................           171,600        $  5,201,625
Allstate Corp. .........................................................           203,400          18,623,813
Chubb Corp. ............................................................           271,900          21,853,962
CIGNA Corp. ............................................................           242,800          16,753,200
Conseco, Inc. ..........................................................            24,500           1,145,375
Hartford Financial Services
  Group, Inc. ..........................................................           203,200          23,241,000
Lincoln National Corp. .................................................           130,800          11,951,850
MBIA, Inc. .............................................................            58,600           4,387,675


10-CGS

Issuer                                                                            Shares            Value
U.S. Stocks -- continued
Insurance -- continued
Progressive Corp. ........................................................         121,300      $   17,103,300
Torchmark Corp. ..........................................................         372,500          17,041,875
Transamerica Corp. .......................................................          90,000          10,361,250
Travelers Group, Inc. ....................................................         153,250           9,290,781
                                                                                                --------------
                                                                                                $  156,955,706
                                                                                                --------------
Machinery -- 0.7%
Eaton Corp. ..............................................................         107,300      $    8,342,575
York International Corp. .................................................          55,300           2,409,006
                                                                                                --------------
                                                                                                $   10,751,581
                                                                                                --------------
Medical and Health Products -- 8.5%
American Home Products Corp. .............................................         462,500      $   23,934,375
Bristol-Myers Squibb Co. .................................................         367,100          42,193,556
Johnson & Johnson ........................................................         183,100          13,503,625
McKesson Corp. ...........................................................          82,900           6,735,625
Merck & Co., Inc. ........................................................          29,700           3,972,375
Pfizer, Inc. .............................................................         165,500          17,987,781
Pharmacia & Upjohn, Inc. .................................................         132,300           6,102,337
Schering Plough Corp. ....................................................          19,300           1,768,363
Warner-Lambert Co. .......................................................         276,600          19,189,125
                                                                                                --------------
                                                                                                $  135,387,162
                                                                                                --------------
Medical and Health Technology
  and Services -- 3.4%
Columbia/HCA Healthcare Corp. ............................................         322,000      $    9,378,250
HEALTHSOUTH Corp.* .......................................................         437,400          11,673,113
Medtronic, Inc. ..........................................................          77,000           4,908,750
Tenet Healthcare Corp.* ..................................................         345,500          10,796,875
United Healthcare Corp. ..................................................         288,200          18,300,700
                                                                                                --------------
                                                                                                $   55,057,688
                                                                                                --------------
Metals and Minerals -- 0.2%
Phelps Dodge Corp. .......................................................          54,300      $    3,105,281
                                                                                                --------------
Oils -- 4.0%
Chevron Corp. ............................................................          38,900      $    3,231,131
Exxon Corp. ..............................................................         363,300          25,907,831
Mobil Corp. ..............................................................         165,900          12,712,088
Texaco, Inc. .............................................................         221,100          13,196,906
USX-Marathon Group .......................................................         236,800           8,125,200
                                                                                                --------------
                                                                                                $   63,173,156
                                                                                                --------------
Photographic Products
Eastman Kodak Co. ........................................................           6,500      $      474,906
                                                                                                --------------
Pollution Control -- 0.8%
Browning Ferris Industries, Inc. .........................................          55,200      $    1,918,200
Waste Management, Inc. ...................................................         329,900          11,546,500
                                                                                                --------------
                                                                                                $   13,464,700
                                                                                                --------------
Printing and Publishing -- 1.7%
Gannett Co., Inc. ........................................................         219,200      $   15,576,900
Tribune Co. ..............................................................         171,300          11,787,581
                                                                                                --------------
                                                                                                $   27,364,481
                                                                                                --------------
Railroads -- 1.0%
Burlington Northern Santa Fe
  Railway Co. ............................................................         140,100      $   13,756,069
CSX Corp. ................................................................          55,200           2,511,600
                                                                                                --------------
                                                                                                $   16,267,669
                                                                                                --------------
Restaurants and Lodging -- 0.6%
Cendant Corp.* ...........................................................         106,200      $    2,216,925
McDonalds Corp. ..........................................................         105,000           7,245,000
                                                                                                --------------
                                                                                                $    9,461,925
                                                                                                 -------------

Issuer                                                                            Shares            Value
U.S. Stocks -- continued
Stores -- 6.1%
CVS Corp. ................................................................         223,200      $    8,690,850
Home Depot, Inc. .........................................................         135,750          11,275,734
Liz Claiborne, Inc. ......................................................          61,700           3,223,825
Nordstrom, Inc. ..........................................................         133,400          10,305,150
Office Depot, Inc.* ......................................................         113,000           3,566,563
Penney (J.C.), Inc. ......................................................         271,300          19,618,381
Rite Aid Corp. ...........................................................         405,300          15,224,081
Sears, Roebuck & Co. .....................................................         297,400          18,159,988
Wal-Mart Stores, Inc. ....................................................         133,600           8,116,200
                                                                                                --------------
                                                                                                $   98,180,772
                                                                                                --------------
Supermarkets -- 1.5%
Kroger Co.* ..............................................................         125,300      $    5,372,238
Meyer (Fred), Inc. .......................................................          47,600           2,023,000
Safeway, Inc.* ...........................................................         396,600          16,136,662
                                                                                                --------------
                                                                                                $   23,531,900
                                                                                                --------------
Telecommunications -- 5.1%
AirTouch Communications, Inc.* ...........................................          44,800      $    2,618,000
Alltel Corp. .............................................................         129,700           6,031,050
Bell Atlantic Corp. ......................................................          62,400           2,847,000
BellSouth Corp. ..........................................................          97,200           6,524,550
Cincinnati Bell, Inc. ....................................................         108,400           3,102,950
Cisco Systems, Inc.* .....................................................          53,700           4,943,756
GTE Corp. ................................................................         228,200          12,693,625
Lucent Technologies, Inc. ................................................          55,500           4,616,906
MCI Communications Corp. .................................................         193,000          11,218,125
SBC Communications, Inc. .................................................         210,300           8,412,000
Sprint Corp. .............................................................         199,200          14,043,600
WorldCom, Inc.* ..........................................................         104,000           5,037,500
                                                                                                --------------
                                                                                                $   82,089,062
                                                                                                --------------
Utilities -- Electric -- 2.2%
Carolina Power & Light Co. ...............................................          42,300      $    1,834,763
Cinergy Corp. ............................................................         146,800           5,138,000
CMS Energy Corp., "G" ....................................................          99,900           4,395,600
FPL Group, Inc. ..........................................................          82,200           5,178,600
Illinova Corp. ...........................................................          63,200           1,896,000
New Century Energies, Inc. ...............................................          38,500           1,749,344
Pinnacle West Capital Corp. ..............................................          68,700           3,091,500
Texas Utilities Co. ......................................................         166,000           6,909,750
Unicom Corp. .............................................................         101,700           3,565,856
Wisconsin Energy Corp. ...................................................          60,600           1,840,725
                                                                                                --------------
                                                                                                $   35,600,138
                                                                                                --------------
Utilities -- Gas -- 1.0%
Columbia Energy Group ....................................................         143,250      $    7,968,282
KN Energy, Inc. ..........................................................         145,500           7,884,281
                                                                                                --------------
                                                                                                $   15,852,563
                                                                                                --------------
  Total U.S. Stocks .....................................................................       $1,418,258,284
                                                                                                --------------
Foreign Stocks -- 8.3%
Bermuda -- 1.1%
Ace Ltd. (Insurance) .....................................................         153,200      $    5,974,800
Exel Ltd. (Insurance) ....................................................         138,800          10,800,375
                                                                                                --------------
                                                                                                $   16,775,175
                                                                                                --------------
Canada -- 0.7%
Canadian National Railway Co.
  (Railroads) ............................................................         208,550      $   11,079,219
                                                                                                --------------
France -- 0.9%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) ...................................................         268,700      $   10,932,731
Sanofi S.A. (Medical and Health
  Products) ..............................................................          28,300           3,323,363
                                                                                                --------------
                                                                                                $   14,256,094
                                                                                                --------------

                                                                          11-CGS

Issuer                                                                            Shares            Value
Foreign Stocks -- continued
Germany -- 0.5%
Henkel KGaA (Chemicals) ................................................            83,400      $    8,240,742
                                                                                                --------------
Japan -- 0.2%
Sony Corp. (Electronics) ...............................................            35,600      $    3,078,961
                                                                                                --------------
Netherlands -- 1.3%
Akzo Nobel N.V. (Chemicals) ............................................            56,300      $   12,501,282
ING Groep N.V. (Financial Services)* ...................................            30,000           1,962,190
ING Groep N.V., ADR (Financial
  Services) ............................................................            91,947           6,011,035
                                                                                                --------------
                                                                                                $   20,474,507
                                                                                                --------------
Sweden -- 0.9%
Mandamus Fastighet (Real Estate
  Investment Trust)* ...................................................             3,890      $       24,358
Securitas AB (Security Services) .......................................            22,900           1,119,906
Skandia Forsakrings AB
  (Insurance) ..........................................................           729,000          10,407,765
Sparbanken Sverige AB, "A" (Banks
  and Credit Cos.) .....................................................            77,800           2,338,384
                                                                                                --------------
                                                                                                $   13,890,413
                                                                                                --------------
Switzerland -- 0.7%
Nestle AG (Food and Beverage
  Products) ............................................................             2,800      $    5,995,251
Novartis AG (Pharmaceuticals) ..........................................             3,686           6,136,849
                                                                                                --------------
                                                                                                $   12,132,100
                                                                                                --------------
United Kingdom -- 2.0%
British Petroleum PLC, ADR (Oils) ......................................           271,281      $   23,940,548
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* ........................................................           257,572           3,602,451
PowerGen PLC (Utilities-Electric)* .....................................           373,183           5,154,048
                                                                                                --------------
                                                                                                $   32,697,047
                                                                                                --------------
  Total Foreign Stocks ...................................................................      $  132,624,258
                                                                                                --------------
  Total Stocks
    (Identified Cost, $1,186,233,435) ....................................................      $1,550,882,542
                                                                                                --------------
Convertible Preferred Stock -- 0.4%
Consumer Goods and Services -- 0.2%
Newell Financial Trust Co.,
  5.25%* ## ............................................................            54,700      $    3,158,925
                                                                                                --------------
Entertainment -- 0.2%
Houston Industries, Inc., 7% ...........................................            48,900      $    3,643,050
                                                                                                --------------
  Total Convertible Preferred Stock
    (Identified Cost, $5,033,251) ........................................................      $    6,801,975
                                                                                                --------------
Short-Term Obligations -- 3.5%
                                                                              Principal Amount
                                                                                (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 7/10/98 - 8/05/98 .........................................          $ 49,350      $   49,190,566
Federal National Mortgage Assn.,
  due 8/14/98 ..........................................................             5,100           5,066,028
Ford Motor Credit Corp., due 7/01/98....................................               940             940,000
                                                                                                --------------
  Total Short-Term Obligations, at Amortized Cost ...........................................   $   55,196,594
                                                                                                --------------
  Total Investments
    (Identified Cost, $1,246,463,280) .......................................................   $1,612,881,111
Other Assets,
  Less Liabilities -- (0.7)%                                                                      (11,424,753)
                                                                                                --------------
  Net Assets -- 100.0% ......................................................................   $1,601,456,358
                                                                                                ==============
            See portfolio footnotes and notes to financial statements



Portfolio of Investments -- June 30, 1998

Emerging Growth Series

Stocks -- 97.5%

Issuer                                                                            Shares            Value
U.S. Stocks -- 91.7%
Advertising
Doubleclick, Inc.* .....................................................               800      $       39,750
                                                                                                --------------
Aerospace -- 0.5%
Gulfstream Aerospace Corp.* ............................................            61,800      $    2,873,700
                                                                                                --------------
Automotive
Federal-Mogul Corp. ....................................................             2,800      $      189,000
Hayes Lemmerz International, Inc.*......................................               200               7,950
                                                                                                --------------
                                                                                                $      196,950
                                                                                                --------------
Biotechnology
Waters Corp.* ..........................................................             1,100      $       64,831
                                                                                                --------------
Broadcasting
Citadel Communications Corp. ...........................................             5,700      $       91,200
                                                                                                --------------
Business Machines -- 0.7%
Affiliated Computer Services, Inc., "A"* ...............................            54,800      $    2,109,800
Compaq Computer Corp. ..................................................            37,500           1,064,063
Sun Microsystems, Inc.* ................................................            25,100           1,090,281
                                                                                                --------------
                                                                                                $    4,264,144
                                                                                                --------------
Business Services -- 6.4%
AccuStaff, Inc.* .......................................................           275,800      $    8,618,750
BISYS Group, Inc.* .....................................................            40,800           1,672,800
Ceridian Corp.* ........................................................            28,900           1,697,875
Computer Learning Centers, Inc.* .......................................            48,200           1,198,975
Computer Sciences Corp. ................................................            88,500           5,664,000
DA Consulting Group, Inc.* .............................................             5,600              80,500
DST Systems, Inc.* .....................................................            40,300           2,256,800
First Data Corp. .......................................................           140,800           4,690,400
Fiserv, Inc. ...........................................................             1,400              59,456
Interim Services, Inc.* ................................................             2,000              64,250
Learning Tree International, Inc.* .....................................           162,800           3,276,350
Metamor Worldwide, Inc.* ...............................................            16,400             577,075
NOVA Corp.* ............................................................            15,900             568,425
Policy Management Systems Corp.*........................................            76,800           3,014,400
Professional Detailing, Inc.* ..........................................             1,300              32,337
Renaissance Worldwide, Inc.* ...........................................            92,300           2,007,525
Technology Solutions Co.* ..............................................           142,900           4,528,144
                                                                                                --------------
                                                                                                $   40,008,062
                                                                                                --------------
Cellular Telephones -- 0.3%
Century Telephone Enterprises, Inc......................................            35,500      $    1,628,563
                                                                                                --------------
Computer Software -- Personal
  Computers -- 4.8%
Autodesk, Inc. .........................................................            20,485      $      791,233
Microsoft Corp.* .......................................................           271,500          29,423,812
                                                                                                --------------
                                                                                                $   30,215,045
                                                                                                --------------
Computer Software -- Services -- 0.1%
International Integration, Inc.* .......................................             1,400      $       24,150
Mobius Management Systems, Inc.*........................................            37,700             565,500
                                                                                                --------------
                                                                                                $      589,650
                                                                                                --------------
Computer Software -- Systems -- 19.7%
Aspen Technology, Inc. .................................................             1,300      $       65,650
BMC Software, Inc.* ....................................................           502,500          26,098,594
Cadence Design Systems, Inc.* ..........................................           519,900          16,246,875
Computer Associates International, Inc. ................................           532,225          29,571,751
Compuware Corp.* .......................................................           445,400          22,771,075
Keane, Inc.* ...........................................................             1,200              67,200
Learning Co., Inc.* ....................................................             2,200              65,177
Oracle Corp.* ..........................................................           958,850          23,551,753
Siebel Systems, Inc.* ..................................................            20,000             645,000
SunGard Data Systems, Inc.* ............................................             7,000             268,625

12-EGS

Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Computer Software -- Systems
  -- continued
Synopsys, Inc.* ........................................................            99,000        $  4,529,250
Whittman-Hart, Inc.* ...................................................             1,400              67,725
                                                                                                  ------------
                                                                                                  $123,948,675
                                                                                                  ------------
Conglomerates
Sodexho Marriott Services, Inc.* .......................................             2,100        $     60,900
                                                                                                  ------------
Consumer Goods and
  Services -- 7.4%
Carson, Inc., "A"* .....................................................           119,500        $    941,063
Rubbermaid, Inc. .......................................................            34,600           1,148,288
Tyco International Ltd. ................................................           707,078          44,545,914
                                                                                                  ------------
                                                                                                  $ 46,635,265
                                                                                                  ------------
Defense Electronics -- 0.2%
Loral Space & Communications
  Corp.* ...............................................................            52,600        $  1,485,950
                                                                                                  ------------
Electrical Equipment
Cable Design Technologies Corp.*........................................             4,700        $     96,938
                                                                                                  ------------
Electronics -- 0.6%
Altera Corp.* ..........................................................           108,100        $  3,195,706
Intel Corp. ............................................................             4,400             326,150
Xilinx, Inc.* ..........................................................            16,700             567,800
                                                                                                  ------------
                                                                                                  $  4,089,656
                                                                                                  ------------
Entertainment -- 6.2%
CBS Corp. ..............................................................           116,900        $  3,711,575
Clear Channel Communications,
  Inc.* ................................................................            50,400           5,499,900
Cox Radio, Inc., "A"* ..................................................            73,600           3,183,200
Gemstar International Group Ltd.* ......................................            18,700             700,081
Harrah's Entertainment, Inc.* ..........................................           100,700           2,341,275
Hearst-Argyle Television, Inc.* ........................................            25,100           1,004,000
Heftel Broadcasting Corp., "A"* ........................................            29,200           1,306,700
Jacor Communications, Inc.* ............................................            78,200           4,613,800
Premier Parks, Inc.* ...................................................            16,100           1,072,663
Time Warner, Inc. ......................................................            77,200           6,595,775
Univision Communications,
  Inc., "A"* ...........................................................            47,800           1,780,550
Viacom, Inc., "B"* .....................................................           123,000           7,164,750
                                                                                                  ------------
                                                                                                  $ 38,974,269
                                                                                                  ------------
Financial Institutions -- 2.2%
ARM Financial Group, Inc., "A" .........................................            18,200        $    402,675
Associates First Capital Corp., "A" ....................................            27,200           2,091,000
Consolidated Capital Corp.* ............................................            72,300           1,625,620
Donaldson Lufkin & Jenrette, Inc. ......................................             6,200             315,038
Franklin Resources, Inc. ...............................................            91,900           4,962,600
Morgan Stanley Dean Witter & Co. .......................................            34,300           3,134,162
U.S. Trust Corp. .......................................................            14,600           1,113,250
                                                                                                  ------------
                                                                                                  $ 13,644,345
                                                                                                  ------------
Food and Beverage Products
Suiza Foods Corp.* .....................................................             1,100        $     65,656
                                                                                                  ------------
Insurance -- 0.3%
Annuity and Life Re Holdings Ltd.*......................................            33,400        $    738,975
Conseco, Inc. ..........................................................             5,600             261,800
Life Re Corp. ..........................................................             7,900             654,712
                                                                                                  ------------
                                                                                                  $  1,655,487
                                                                                                  ------------
Machinery
SI Handling Systems, Inc. ..............................................            23,300        $    305,813
                                                                                                  ------------
Medical and Health Products -- 1.2%
Boston Scientific Corp.* ...............................................            36,000        $  2,578,500
McKesson Corp. .........................................................            36,000           2,925,000
PSS World Medical, Inc.* ...............................................            12,200             178,425



Issuer                                                                            Shares              Value
U.S. Stocks -- continued
Medical and Health
  Products -- continued
U.S. Surgical Corp. ....................................................            35,500        $  1,619,687
                                                                                                  ------------
                                                                                                  $  7,301,612
                                                                                                  ------------
Medical and Health Technology
  and Services -- 7.3%
Cardinal Health, Inc. ..................................................            18,600        $  1,743,750
Columbia/HCA Healthcare Corp. ..........................................            31,600             920,350
Guidant Corp. ..........................................................            17,500           1,247,969
HBO & Co. ..............................................................           173,600           6,119,400
Health Management Associates,
  Inc., "A"* ...........................................................             9,100             304,281
HealthSouth Corp.* .....................................................           176,900           4,721,019
Integrated Health Services, Inc. .......................................            47,000           1,762,500
Medtronic, Inc. ........................................................            24,300           1,549,125
Orthodontic Centers of America,
  Inc.* ................................................................            48,200           1,009,187
PacifiCare Health Systems,
  Inc., "B"* ...........................................................            38,600           3,411,275
Province Healthcare Co.* ...............................................             1,200              33,225
Steris Corp.* ..........................................................            13,300             845,797
Total Renal Care Holdings, Inc.* .......................................            91,302           3,149,919
United Healthcare Corp. ................................................           258,800          16,433,800
Wellpoint Health Networks,
  Inc., "A"* ...........................................................            35,400           2,619,600
                                                                                                  ------------
                                                                                                  $ 45,871,197
                                                                                                  ------------
Pharmaceuticals
King Pharmaceuticals, Inc.* ............................................            15,120        $    211,680
                                                                                                  ------------
Pollution Control -- 0.3%
American Disposal Services, Inc. .......................................             1,300        $     60,938
U.S.A. Waste Services, Inc.* ...........................................            30,800           1,520,750
                                                                                                  ------------
                                                                                                  $  1,581,688
                                                                                                  ------------
Restaurants and Lodging -- 5.2%
Applebee's International, Inc. .........................................            38,500        $    861,438
Buffets, Inc.* .........................................................           101,500           1,592,281
Cendant Corp.* .........................................................         1,235,404          25,789,058
Outback Steakhouse, Inc.* ..............................................             1,700              66,300
Promus Hotel Corp.* ....................................................           110,913           4,270,151
Showbiz Pizza Time, Inc.* ..............................................             1,600              64,500
                                                                                                  ------------
                                                                                                  $ 32,643,728
                                                                                                  ------------
Special Products and Services -- 0.5%
Central Parking Corp. ..................................................             5,900        $    274,350
Newport News Shipbuilding, Inc. ........................................            96,500           2,581,375
                                                                                                  ------------
                                                                                                  $  2,855,725
                                                                                                  ------------
Stores -- 10.7%
Borders Group, Inc.* ...................................................             1,700        $     62,900
Consolidated Stores Corp.* .............................................            14,450             523,813
Corporate Express, Inc.* ...............................................           178,400           2,263,450
CVS Corp. ..............................................................           134,400           5,233,200
Dollar General Corp. ...................................................             8,525             337,270
Duane Reade, Inc.* .....................................................             2,000              60,000
General Nutrition Cos., Inc.* ..........................................            36,500           1,136,062
Home Depot, Inc. .......................................................           130,350          10,827,197
Kohl's Corp. ...........................................................            20,600           1,068,625
Linens 'N Things, Inc.* ................................................            16,900             516,506
Lowes Co., Inc. ........................................................           138,400           5,613,850
Micro Warehouse, Inc.* .................................................           143,400           2,222,700
Office Depot, Inc.* ....................................................           387,100          12,217,844
Proffitts, Inc.* .......................................................            14,100             569,288
Republic Industries, Inc.* .............................................           403,500          10,087,500
Rite Aid Corp. .........................................................           271,000          10,179,437
Staples, Inc.* .........................................................           155,650           4,504,122
Viking Office Products, Inc.* ..........................................             1,900              59,613
                                                                                                  ------------
                                                                                                  $ 67,483,377
                                                                                                  ------------

                                                                          13-EGS

Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Supermarkets -- 1.8%
Meyer (Fred), Inc.* ....................................................           221,870        $  9,429,475
Safeway, Inc.* .........................................................            44,900           1,826,869
                                                                                                  ------------
                                                                                                  $ 11,256,344
                                                                                                  ------------
Telecommunications -- 15.1%
AirTouch Communications, Inc.* .........................................            44,700        $  2,612,156
Amdocs Ltd.* ...........................................................             9,600             145,200
American Tower Corp., "A"* .............................................            62,400           1,556,100
Aspect Telecommunications Corp.*........................................            13,100             358,613
Cisco Systems, Inc.* ...................................................           393,000          36,180,562
Global TeleSystems Group, Inc.* ........................................           150,300           7,327,125
Intermedia Communications, Inc.* .......................................           214,300           8,987,206
L-3 Communications Holding, Inc.*.......................................             1,900              61,750
Lucent Technologies, Inc. ..............................................            74,500           6,197,469
MCI Communications Corp. ...............................................           227,855          13,244,072
Sprint Corp. ...........................................................            27,300           1,924,650
Tel-Save Holdings, Inc.* ...............................................            95,100           1,402,725
Tellabs, Inc.* .........................................................            38,600           2,764,725
WorldCom, Inc.* ........................................................           257,730          12,483,797
                                                                                                  ------------
                                                                                                  $ 95,246,150
                                                                                                  ------------
Transportation -- 0.2%
Coach USA, Inc.* .......................................................            29,100        $  1,327,688
                                                                                                  ------------
  Total U.S. Stocks ............................................................                  $576,714,038
                                                                                                  ------------
Foreign Stocks -- 5.8%
Bermuda -- 0.1%
Ace Ltd. (Insurance) ...................................................            12,300        $    479,700
                                                                                                  ------------
Finland -- 0.1%
TT Tieto Oy (Computer Software -
  Systems) .............................................................             5,400        $    410,365
                                                                                                  ------------
Germany -- 4.0%
SAP AG, Preferred (Computer
  Software - Systems) ..................................................            37,000        $ 25,089,953
                                                                                                  ------------
Netherlands -- 0.1%
Elsag Bailey Process Automation
  N.V. (Machinery)* ....................................................            21,700        $    522,156
                                                                                                  ------------
Sweden -- 0.4%
Saab AB, "B" (Aerospace) ...............................................           212,700        $  2,237,546
Skandia Forsakrings AB
  (Insurance) ..........................................................            33,000             471,133
                                                                                                  ------------
                                                                                                  $  2,708,679
                                                                                                  ------------
United Kingdom -- 1.1%
ARM Holdings PLC (Computer
  Software - Systems)* .................................................             1,450        $     27,814
ARM Holdings PLC, ADR (Computer
  Software - Systems)* .................................................            23,000           1,408,750
CBT Group PLC, ADR (Computer
  Software - Personal Computers) .......................................             1,200              65,400
Danka Business Systems, ADR
  (Business Services) ..................................................           180,700           2,134,519
ICON PLC, ADR (Biotechnology)* .........................................               400              10,100
Sema Group PLC (Computer
  Software - Systems) ..................................................           214,800           2,525,921
Taylor Nelson Sofres PLC (Market
  Research) ............................................................           552,900           1,134,352
                                                                                                  ------------
                                                                                                  $  7,306,856
                                                                                                  ------------
  Total Foreign Stocks ...................................................................        $ 36,517,709
                                                                                                  ------------
  Total Stocks
    (Identified Cost, $456,300,222) ......................................................        $613,231,747
                                                                                                  ------------


Short-Term Obligations -- 2.9%

                                                                             Principal Amount
Issuer                                                                         (000 Omitted)          Value
Duke Power Co., due 7/28/98 ............................................           $12,600        $ 12,548,025
                                                                                                  ------------
Federal National Mortgage Assn.,
  due 7/17/98 ..........................................................             2,600           2,593,702
Ford Motor Credit Corp.,
  due 7/01/98 ..........................................................             2,950           2,950,000
                                                                                                  ------------
  Total Short-Term Obligations, at Amortized Cost ........................................        $ 18,091,727
                                                                                                  ------------
  Total Investments
    (Identified Cost, $474,391,949) ......................................................        $631,323,474
Other Assets,
  Less Liabilities -- (0.4)%                                                                       (2,528,724)
                                                                                                  ------------
  Net Assets -- 100.0% ...................................................................        $628,794,750
                                                                                                  ============

           See portfolio footnotes and notes to financial statements

14-EGS

Portfolio of Investments -- June 30, 1998

Managed Sectors Series

Stocks -- 97.7%

Issuer                                                                             Shares             Value
Energy -- 9.1%
BJ Services Co.* .......................................................          170,600         $  4,958,063
Camco International, Inc. ..............................................           67,300            5,240,988
Cooper Cameron Corp.* ..................................................          142,300            7,257,300
EVI Weatherford, Inc.* .................................................          152,800            5,672,700
Noble Drilling Corp.* ..................................................          313,000            7,531,562
Occidental Petroleum Corp. .............................................          139,000            3,753,000
                                                                                                  ------------
                                                                                                  $ 34,413,613
                                                                                                  ------------
Financial Institutions -- 10.8%
Ace Ltd. (Bermuda) .....................................................          121,800         $  4,750,200
Associates First Capital Corp., "A" ....................................          125,000            9,609,375
Beneficial Corp. .......................................................           30,400            4,656,900
Federal Home Loan Mortgage Corp.........................................           49,900            2,348,419
Lincoln National Corp. .................................................           62,500            5,710,937
Morgan Stanley Dean Witter, & Co........................................           50,000            4,568,750
PNC Bank Corp. .........................................................           66,500            3,578,531
ReliaStar Financial Corp. ..............................................           23,400            1,123,200
Transamerica Corp. .....................................................           36,000            4,144,500
                                                                                                  ------------
                                                                                                  $ 40,490,812
                                                                                                  ------------
Leisure -- 14.9%
Aerial Communications, Inc.* ...........................................          168,100         $  1,050,625
Cellular Communications
  International, Inc.* .................................................           86,850            4,331,644
Cendant Corp.* .........................................................           92,500            1,930,938
Century Telephone Enterprises, Inc. ....................................           72,900            3,344,287
Citadel Communications Corp. ...........................................            3,400               54,400
Gannett Co., Inc. ......................................................           33,000            2,345,062
Harrah's Entertainment, Inc.* ..........................................          478,208           11,118,336
Hilton Hotels Corp. ....................................................          146,000            4,161,000
Promus Hotel Corp.* ....................................................          107,000            4,119,500
Qwest Communications
  International, Inc.* .................................................          108,000            3,766,500
Sprint Corp. ...........................................................           69,800            4,920,900
Telephone & Data Systems, Inc. .........................................          383,200           15,088,500
                                                                                                  ------------
                                                                                                  $ 56,231,692
                                                                                                  ------------
Medical and Health Technology
  and Services -- 19.9%
American Home Products Corp. ...........................................          122,000         $  6,313,500
Bristol-Myers Squibb Co. ...............................................           55,000            6,321,563
Columbia/HCA Healthcare Corp. ..........................................          153,000            4,456,125
CVS Corp. ..............................................................          131,000            5,100,813
Genesis Health Ventures, Inc.* .........................................          241,000            6,025,000
HealthSouth Corp.* .....................................................          277,800            7,413,787
MedPartners, Inc.* .....................................................          619,000            4,952,000
Mid Atlantic Medical Services, Inc.*....................................          240,000            2,760,000
Oxford Health Plans, Inc.* .............................................          240,000            3,675,000
Rite Aid Corp. .........................................................          255,000            9,578,437
United Healthcare Corp. ................................................          199,000           12,636,500
Wellpoint Health Networks, Inc.* .......................................           79,000            5,846,000
                                                                                                  ------------
                                                                                                  $ 75,078,725
                                                                                                  ------------
Technology -- 22.5%
Analog Devices, Inc.* ..................................................          278,600         $  6,843,113
Aspect Telecommunications Corp.*........................................          167,000            4,571,625
BMC Software, Inc.* ....................................................          119,000            6,180,563
Cisco Systems, Inc.* ...................................................           84,500            7,779,281
Compaq Computer Corp. ..................................................          141,000            4,000,875
Computer Associates International, Inc. ................................          247,500           13,751,719
Computer Sciences Corp. ................................................           80,400            5,145,600
EMC Corp.* .............................................................          108,000            4,839,750
Global TeleSystems Group, Inc.* ........................................           28,700            1,399,125
International Business Machines Corp. ..................................           61,700            7,083,931
Microsoft Corp.* .......................................................           74,900            8,117,287
Oracle Corp.* ..........................................................          496,000           12,183,000
Teradyne, Inc.* ........................................................          110,200            2,947,850
                                                                                                  ------------
                                                                                                  $ 84,843,719
                                                                                                  ------------


Issuer                                                                            Shares              Value
Other -- 20.5%
Gulfstream Aerospace Corp.* ............................................           95,800         $  4,454,700
Intermedia Communications, Inc.* .......................................          103,200            4,327,950
Jefferson Smurfit Corp.* ...............................................          159,400            2,505,569
Meyer (Fred), Inc.* ....................................................          102,400            4,352,000
Safeway, Inc.* .........................................................          152,000            6,184,500
Sears, Roebuck & Co. ...................................................          126,500            7,724,406
Stone Container Corp.* .................................................          287,500            4,492,187
Tyco International Ltd. ................................................          590,500           37,201,500
Union Pacific Corp. ....................................................           56,000            2,471,000
Wisconsin Central
  Transportation Corp.* ................................................          159,300            3,484,688
                                                                                                  ------------
                                                                                                  $ 77,198,500
                                                                                                  ------------
  Total Stocks
    (Identified Cost, $315,485,128) .....................................................         $368,257,061
                                                                                                  ------------
Convertible Preferred Stock -- 0.6%
Union Pacific Capital Trust, 6.25%
  (Transportation)*##
  (Identified Cost, $2,285,000).........................................           45,700         $  2,136,475
                                                                                                  ------------
Short-Term Obligations -- 1.6%
                                                                             Principal Amount
                                                                               (000 Omitted)
General Electric Co., due 7/01/98,
  at Amortized Cost ....................................................         $  6,145         $  6,145,000
                                                                                                  ------------
  Total Investments
    (Identified Cost, $323,915,128) .....................................................         $376,538,536

Other Assets,
  Less Liabilities -- 0.1%
                                                                                                       242,623
                                                                                                  ------------
  Net Assets -- 100.0% ..................................................................         $376,781,159
                                                                                                  ============

           See portfolio footnotes and notes to financial statements


                                                                          15-MSS

Portfolio of Investments -- June 30, 1998

Research Series

Stocks -- 96.7%


Issuer                                                                            Shares             Value
U.S. Stocks -- 88.7%
Aerospace -- 2.8%
Lockheed-Martin Corp. ..................................................            68,300        $  7,231,262
United Technologies Corp. ..............................................           194,700          18,009,750
                                                                                                  ------------
                                                                                                  $ 25,241,012
                                                                                                  ------------
Airlines -- 0.7%
AMR Corp.* .............................................................            37,400        $  3,113,550
US Airways Group, Inc.* ................................................            36,000           2,853,000
                                                                                                  ------------
                                                                                                  $  5,966,550
                                                                                                  ------------
Automotive -- 0.1%
Ford Motor Co. .........................................................            11,500        $    678,500
                                                                                                  ------------
Banks and Credit Companies -- 5.2%
BankBoston Corp. .......................................................           103,600        $  5,762,750
Chase Manhattan Corp. ..................................................           150,624          11,372,112
Comerica, Inc. .........................................................           133,550           8,847,687
Fleet Financial Group, Inc. ............................................           103,400           8,633,900
National City Corp. ....................................................           103,400           7,341,400
PNC Bank Corp. .........................................................            95,400           5,133,713
                                                                                                  ------------
                                                                                                  $ 47,091,562
                                                                                                  ------------
Building -- 0.5%
American Standard Cos., Inc.* ..........................................           101,300        $  4,526,844
                                                                                                  ------------
Business Machines -- 1.4%
Sun Microsystems, Inc.* ................................................           219,700        $  9,543,219
Xerox Corp. ............................................................            35,800           3,638,175
                                                                                                  ------------
                                                                                                  $ 13,181,394
                                                                                                  ------------
Business Services -- 0.5%
AccuStaff, Inc.* .......................................................           134,100        $  4,190,625
                                                                                                  ------------
Chemicals -- 2.2%
Air Products & Chemicals, Inc. .........................................           163,800        $  6,552,000
Cambrex Corp. ..........................................................            70,200           1,842,750
Cytec Industries, Inc.* ................................................           106,000           4,690,500
DuPont (E. I.) de Nemours & Co., Inc.                                               29,200           2,179,050
Sigma-Aldrich Corp. ....................................................           138,600           4,868,325
                                                                                                  ------------
                                                                                                  $ 20,132,625
                                                                                                  ------------
Computer Hardware -
  Systems -- 0.5%
EMC Corp.* .............................................................           105,900        $  4,745,644
                                                                                                  ------------
Computer Software -- Personal
  Computers -- 4.6%
Electronic Arts, Inc.* .................................................           128,300        $  6,928,200
Microsoft Corp.* .......................................................           320,300          34,712,512
                                                                                                  ------------
                                                                                                  $ 41,640,712
                                                                                                  ------------
Computer Software --
  Systems -- 6.5%
Adobe Systems, Inc. ....................................................            62,800        $  2,665,075
BMC Software, Inc.* ....................................................           226,400          11,758,650
Cadence Design Systems, Inc.* ..........................................           324,800          10,150,000
Computer Associates
  International, Inc. ..................................................           149,500           8,306,594
Compuware Corp.* .......................................................           203,100          10,383,488
Oracle Corp.* ..........................................................           421,725          10,358,620
Synopsys, Inc.* ........................................................           111,400           5,096,550
                                                                                                  ------------
                                                                                                  $ 58,718,977
                                                                                                  ------------
Consumer Goods and
  Services -- 10.7%
Black & Decker Corp. ...................................................           112,900        $  6,886,900
Clorox Co. .............................................................            71,800           6,847,925
Colgate-Palmolive Co. ..................................................           158,800          13,974,400
Dial Corp. .............................................................           151,100           3,919,156
Gillette Co. ...........................................................           247,000          14,001,813
Kimberly-Clark Corp. ...................................................           232,600          10,670,525
Procter & Gamble Co. ...................................................           112,400          10,235,425



Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Consumer Goods and
  Services -- continued
Revlon, Inc., "A"* .....................................................            95,200        $  4,890,900
Tyco International Ltd. ................................................           402,212          25,339,356
                                                                                                  ------------
                                                                                                  $ 96,766,400
                                                                                                  ------------
Containers -- 0.7%
Stone Container Corp.* .................................................           402,300        $  6,285,938
                                                                                                  ------------
Electrical Equipment -- 1.5%
Cooper Industries, Inc. ................................................            22,500        $  1,236,094
General Electric Co. ...................................................           137,700          12,530,700
                                                                                                  ------------
                                                                                                  $ 13,766,794
                                                                                                  ------------
Electronics -- 0.8%
Analog Devices, Inc.* ..................................................           102,133        $  2,508,642
Teradyne, Inc.* ........................................................           179,600           4,804,300
                                                                                                  ------------
                                                                                                  $  7,312,942
                                                                                                  ------------
Entertainment -- 1.2%
CBS Corp. ..............................................................           170,700        $  5,419,725
Jacor Communications, Inc.* ............................................            92,600           5,463,400
                                                                                                  ------------
                                                                                                  $ 10,883,125
                                                                                                  ------------
Financial Institutions -- 4.4%
Associates First Capital Corp., "A" ....................................            61,053        $  4,693,449
CIT Group, Inc., "A" ...................................................            45,500           1,706,250
Federal National Mortgage Assn. ........................................           127,600           7,751,700
First Union Corp. ......................................................           145,588           8,480,501
Green Tree Financial Corp. .............................................            15,100             646,469
Merrill Lynch & Co., Inc. ..............................................            36,400           3,357,900
Morgan Stanley Dean Witter & Co. .......................................           100,800           9,210,600
Union Planters Corp. ...................................................            67,510           3,970,432
                                                                                                  ------------
                                                                                                  $ 39,817,301
                                                                                                  ------------
Food and Beverage Products -- 1.6%
Archer-Daniels-Midland Co. .............................................           221,400        $  4,289,625
Corn Products International, Inc.* .....................................           124,400           4,214,050
McCormick & Co., Inc. ..................................................           145,600           5,200,650
Nabisco Holdings Corp., "A" ............................................            29,000           1,045,812
                                                                                                  ------------
                                                                                                  $ 14,750,137
                                                                                                  ------------
Insurance -- 8.0%
Allstate Corp. .........................................................            71,000        $  6,500,937
Chubb Corp. ............................................................            73,900           5,939,713
CIGNA Corp. ............................................................           128,000           8,832,000
Conseco, Inc. ..........................................................           294,400          13,763,200
FPIC Insurance Group, Inc.* ............................................            24,700             830,538
Hartford Financial Services Group, Inc. ................................            76,100           8,703,937
Life Re Corp. ..........................................................            24,000           1,989,000
Lincoln National Corp. .................................................           123,300          11,266,537
Nationwide Financial Services, Inc., "A" ...............................            58,000           2,958,000
Reliastar Financial Corp. ..............................................           139,296           6,686,208
Travelers Group, Inc. ..................................................            77,800           4,716,625
                                                                                                  ------------
                                                                                                  $ 72,186,695
                                                                                                  ------------
Machinery -- 0.6%
Eaton Corp. ............................................................            24,400        $  1,897,100
Lear Corp.* ............................................................            62,500           3,207,031
                                                                                                  ------------
                                                                                                  $  5,104,131
                                                                                                  ------------
Medical and Health Products -- 5.2%
American Home Products Corp. ...........................................           274,400        $ 14,200,200
Boston Scientific Corp.* ...............................................            98,700           7,069,387
Bristol-Myers Squibb Co. ...............................................           228,000          26,205,750
                                                                                                  ------------
                                                                                                  $ 47,475,337
                                                                                                  ------------
Medical and Health Technology
  and Services -- 5.8%
Cardinal Health, Inc. ..................................................            46,900        $  4,396,875

16-RES

Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Medical and Health Technology
  and Services -- continued
Columbia/HCA Healthcare Corp. ..........................................          266,500         $  7,761,813
HBO & Co. ..............................................................          418,000           14,734,500
HealthSouth Corp.* .....................................................          322,681            8,611,549
United Healthcare Corp. ................................................          275,900           17,519,650
                                                                                                  ------------
                                                                                                  $ 53,024,387
                                                                                                  ------------
Metals and Minerals -- 0.4%
Minerals Technologies, Inc. ............................................           64,200         $  3,266,175
                                                                                                  ------------
Oil Services -- 1.3%
Cooper Cameron Corp.* ..................................................           67,600         $  3,447,600
Diamond Offshore Drilling, Inc. ........................................           91,500            3,660,000
EVI Weatherford, Inc.* .................................................          120,345            4,467,808
                                                                                                  ------------
                                                                                                  $ 11,575,408
                                                                                                  ------------
Oils -- 3.8%
Chevron Corp. ..........................................................           72,500         $  6,022,031
Mobil Corp. ............................................................           58,800            4,505,550
Texaco, Inc. ...........................................................          223,900           13,364,031
USX-Marathon Group .....................................................          311,800           10,698,638
                                                                                                  ------------
                                                                                                  $ 34,590,250
                                                                                                  ------------
Pollution Control -- 0.6%
Browning Ferris Industries, Inc. .......................................          127,400         $  4,427,150
Waste Management, Inc. .................................................           42,600            1,491,000
                                                                                                  ------------
                                                                                                  $  5,918,150
                                                                                                  ------------
Railroads -- 0.5%
Wisconsin Central
  Transportation Corp.* ................................................          228,200         $  4,991,875
                                                                                                  ------------
Restaurants and Lodging -- 1.9%
Cendant Corp.* .........................................................          348,700         $  7,279,112
CKE Restaurants, Inc. ..................................................          101,000            4,166,250
McDonalds Corp. ........................................................           72,200            4,981,800
Promus Hotel Corp.* ....................................................           18,686              719,411
                                                                                                  ------------
                                                                                                  $ 17,146,573
                                                                                                  ------------
Special Products and
  Services -- 0.7%
Newport News Shipbuilding, Inc. ........................................          243,900         $  6,524,325
                                                                                                  ------------
Stores -- 5.1%
CVS Corp. ..............................................................          244,800         $  9,531,900
Home Depot, Inc. .......................................................          123,150           10,229,147
Nordstrom, Inc. ........................................................           78,400            6,056,400
Office Depot, Inc.* ....................................................          151,900            4,794,344
Rite Aid Corp. .........................................................          412,200           15,483,262
                                                                                                  ------------
                                                                                                  $ 46,095,053
                                                                                                  ------------
Supermarkets -- 1.9%
Meyer (Fred), Inc.* ....................................................          122,518         $  5,207,015
Safeway, Inc.* .........................................................          307,000           12,491,062
                                                                                                  ------------
                                                                                                  $ 17,698,077
                                                                                                  ------------
Telecommunications -- 5.5%
Aspect Telecommunications Corp.*........................................          313,300         $  8,576,588
Cisco Systems, Inc.* ...................................................          140,950           12,976,209
Intermedia Communications, Inc.* .......................................          100,800            4,227,300
MCI Communications Corp. ...............................................           96,600            5,614,875
Sprint Corp. ...........................................................           92,900            6,549,450
WorldCom, Inc.* ........................................................          243,460           11,792,594
                                                                                                  ------------
                                                                                                  $ 49,737,016
                                                                                                  ------------
Utilities -- Electric -- 0.5%
CalEnergy Co., Inc.* ...................................................          144,400         $  4,341,025
                                                                                                  ------------


Issuer                                                                            Shares             Value
U.S. Stocks -- continued
Utilities -- Gas -- 1.0%
Columbia Gas System, Inc. ..............................................           39,300         $  2,186,063
KN Energy, Inc. ........................................................          119,600            6,480,825
                                                                                                  ------------
                                                                                                  $  8,666,888
                                                                                                  ------------
  Total U.S. Stocks ............................................................                  $804,038,447
                                                                                                  ------------
Foreign Stocks -- 8.0%
Bermuda -- 0.7%
Ace Ltd. (Insurance) ...................................................          110,400         $  4,305,600
Exel Ltd. (Insurance) ..................................................           26,800            2,085,375
Mid Ocean Ltd. (Insurance) .............................................            1,800              141,300
                                                                                                  ------------
                                                                                                  $  6,532,275
                                                                                                  ------------
Brazil -- 0.2%
Companhia Cervejaria Brahma,
  ADR (Beverages) ......................................................          139,500         $  1,743,750
                                                                                                  ------------
France -- 1.4%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) .................................................          300,100         $ 12,210,319
                                                                                                  ------------
Germany -- 0.2%
Henkel KGaA (Chemicals) ................................................           21,872         $  2,161,169
                                                                                                  ------------
Hong Kong -- 0.4%
Hutchison Whampoa Ltd.
  (Conglomerate) .......................................................          644,000         $  3,400,194
                                                                                                  ------------
Japan -- 0.8%
Sony Corp. (Electronics) ...............................................           87,300         $  7,550,373
                                                                                                  ------------
Netherlands -- 1.4%
Akzo Nobel N.V. (Chemicals) ............................................           13,300         $  2,953,233
ING Groep N.V. (Financial
  Services)* ...........................................................          149,930            9,806,372
                                                                                                  ------------
                                                                                                  $ 12,759,605
                                                                                                  ------------
Sweden -- 1.0%
Skandia Forsakrings AB
  (Insurance) ..........................................................          658,000         $  9,394,114
                                                                                                  ------------
United Kingdom -- 1.9%
British Petroleum PLC, ADR (Oils) ......................................          162,957         $ 14,380,955
Jarvis Hotels PLC (Restaurants and
  Lodging)+ ............................................................          908,300            2,605,878
                                                                                                  ------------
                                                                                                  $ 16,986,833
                                                                                                  ------------
  Total Foreign Stocks ..................................................................         $ 72,738,632
                                                                                                  ------------

  Total Stocks
    (Identified Cost, $697,750,897) .....................................................         $876,777,079
                                                                                                  ------------
Short-Term Obligations -- 3.0%
                                                                             Principal Amount
                                                                               (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 7/14/98 ...................................................         $  5,900         $  5,888,367
Federal National Mortgage Assn.,
  due 7/08/98 ..........................................................            5,600            5,594,088
Ford Motor Credit Corp.,
  due 7/01/98 ..........................................................           15,300           15,300,000
Tennessee Valley Authority,
  due 7/24/98 ..........................................................              455              453,401
                                                                                                  ------------
  Total Short-Term Obligations, at Amortized Cost .......................................         $ 27,235,856
                                                                                                  ------------
  Total Investments
    (Identified Cost, $724,986,753) .....................................................         $904,012,935

Other Assets,
  Less Liabilities -- 0.3%                                                                           2,574,229
                                                                                                  ------------
  Net Assets -- 100.0% ..................................................................         $906,587,164
                                                                                                  ============

           See portfolio footnotes and notes to financial statements


                                                                          17-RES

Portfolio of Investments -- June 30, 1998

Total Return Series

Stocks -- 57.5%

Issuer                                                                             Shares            Value
U.S. Stocks -- 49.2%
Aerospace -- 3.2%
Allied Signal, Inc. ....................................................           509,000        $ 22,586,875
General Dynamics Corp. .................................................           160,700           7,472,550
Goodrich (B.F.) Co. ....................................................           117,500           5,830,937
Lockheed-Martin Corp. ..................................................           105,000          11,116,875
Raytheon Co., "A" ......................................................            65,404           3,768,906
Raytheon Co., "B" ......................................................           146,400           8,655,900
United Technologies Corp. ..............................................            23,600           2,183,000
                                                                                                  ------------
                                                                                                  $ 61,615,043
                                                                                                  ------------
Automotive -- 1.2%
Ford Motor Co. .........................................................           125,289        $  7,392,051
TRW, Inc. ..............................................................           279,100          15,245,837
                                                                                                  ------------
                                                                                                  $ 22,637,888
                                                                                                  ------------
Banks and Credit Companies -- 4.3%
Bank of New York, Inc. .................................................           201,506        $ 12,228,895
Fleet Financial Group, Inc. ............................................            48,100           4,016,350
National City Corp. ....................................................           326,360          23,171,560
NationsBank Corp. ......................................................           140,300          10,732,950
Northern Trust Corp. ...................................................            88,100           6,717,625
Norwest Corp. ..........................................................           219,000           8,185,125
PNC Bank Corp. .........................................................           335,600          18,059,475
                                                                                                  ------------
                                                                                                  $ 83,111,980
                                                                                                  ------------
Business Machines -- 1.2%
Compaq Computer Corp. ..................................................            45,549        $  1,292,453
International Business
  Machines Corp. .......................................................           188,500          21,642,156
                                                                                                  ------------
                                                                                                  $ 22,934,609
                                                                                                  ------------
Cellular Telephones -- 0.2%
Telephone & Data Systems, Inc. ..........................................           84,900        $  3,342,938
                                                                                                  ------------
Chemicals -- 0.6%
Air Products & Chemicals, Inc. ..........................................          216,000        $  8,640,000
Dow Chemical Co. ........................................................           20,300           1,962,756
                                                                                                  ------------
                                                                                                  $ 10,602,756
                                                                                                  ------------
Conglomerates -- 0.1%
Eastern Enterprises .....................................................           48,700        $  2,088,013
                                                                                                  ------------
Consumer Goods and
  Services -- 2.0%
Colgate-Palmolive Co. ...................................................           16,400        $  1,443,200
Kimberly-Clark Corp. ....................................................          133,400           6,119,725
Philip Morris Cos., Inc. ................................................          290,000          11,418,750
Rubbermaid, Inc. ........................................................          204,800           6,796,800
Service Corp. International .............................................          129,833           5,566,590
Tyco International Ltd. .................................................          104,200           6,564,600
                                                                                                  ------------
                                                                                                  $ 37,909,665
                                                                                                  ------------
Electrical Equipment -- 2.2%
Cooper Industries, Inc. .................................................          174,700        $  9,597,581
General Electric Co. ....................................................          264,900          24,105,900
Hubbell, Inc. ...........................................................          182,000           7,575,750
                                                                                                  ------------
                                                                                                  $ 41,279,231
                                                                                                  ------------
Electronics -- 0.1%
Analog Devices, Inc.* ...................................................          100,000        $  2,456,250
                                                                                                  ------------
Entertainment -- 0.8%
Viacom, Inc., "B"* ......................................................          246,900        $ 14,381,925
                                                                                                  ------------
Financial Institutions -- 3.0%
American Express Co. ....................................................           54,000        $  6,156,000
Associates First Capital Corp., "A" .....................................           93,403           7,180,355
Beneficial Corp. ........................................................           20,300           3,109,706
Edwards (A.G.), Inc. ....................................................          117,550           5,017,916



Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Financial Institutions -- continued
Federal Home Loan Mortgage Corp. .......................................           215,200        $ 10,127,850
Federal National Mortgage Assn. ........................................           104,400           6,342,300
Federated Investors, Inc., "A" .........................................            10,300             190,550
First Union Corp. ......................................................           111,324           6,484,623
Morgan (J.P.) & Co. ....................................................            44,900           5,258,913
Morgan Stanley Dean Witter & Co. .......................................            80,400           7,346,550
                                                                                                  ------------
                                                                                                  $ 57,214,763
                                                                                                  ------------
Food and Beverage
  Products -- 1.1%
Archer-Daniels-Midland Co. .............................................           576,600        $ 11,171,625
General Mills, Inc. ....................................................            78,700           5,381,113
McCormick & Co., Inc. ..................................................           115,100           4,111,228
                                                                                                  ------------
                                                                                                  $ 20,663,966
                                                                                                  ------------
Forest and Paper Products -- 1.1%
Champion International Corp. ...........................................           193,000        $  9,493,188
Weyerhaeuser Co. .......................................................           243,800          11,260,512
                                                                                                  ------------
                                                                                                  $ 20,753,700
                                                                                                  ------------
Insurance -- 5.8%
Chubb Corp. ............................................................           241,200        $ 19,386,450
CIGNA Corp. ............................................................           217,200          14,986,800
Equitable Cos., Inc. ...................................................           178,125          13,348,242
Jefferson Pilot Corp. ..................................................           179,200          10,382,400
Lincoln National Corp. .................................................           237,100          21,665,013
Provident Cos., Inc. ...................................................           135,000           4,657,500
Torchmark Corp. ........................................................           326,600          14,941,950
Transamerica Corp. .....................................................            99,000          11,397,375
                                                                                                  ------------
                                                                                                  $110,765,730
                                                                                                  ------------
Machinery -- 0.5%
Deere & Co., Inc. ......................................................            66,200        $  3,500,325
Lear Corp.* ............................................................            77,840           3,994,165
York International Corp. ...............................................            54,300           2,365,444
                                                                                                  ------------
                                                                                                  $  9,859,934
                                                                                                  ------------
Medical and Health Products -- 2.7%
American Home Products Corp. ...........................................           307,730        $ 15,925,027
Baxter International, Inc. .............................................            52,300           2,814,394
Bristol-Myers Squibb Co. ...............................................           286,800          32,964,075
                                                                                                  ------------
                                                                                                  $ 51,703,496
                                                                                                  ------------
Medical and Health Technology
  and Services -- 0.9%
Columbia/HCA Healthcare Corp. ..........................................           395,000        $ 11,504,375
United Healthcare Corp. ................................................           103,300           6,559,550
                                                                                                  ------------
                                                                                                  $ 18,063,925
                                                                                                  ------------
Metals and Minerals -- 0.4%
Aluminum Cos. of America ...............................................           120,100        $  7,919,094
                                                                                                  ------------
Oil Services -- 0.3%
Baker Hughes, Inc. .....................................................            83,000        $  2,868,687
Schlumberger Ltd. ......................................................            49,100           3,354,144
                                                                                                  ------------
                                                                                                  $  6,222,831
                                                                                                  ------------
Oils -- 3.8%
Amoco Corp. ............................................................           123,600        $  5,144,850
Atlantic Richfield Co. .................................................           130,800          10,218,750
Exxon Corp. ............................................................           156,600          11,167,537
Mobil Corp. ............................................................            66,500           5,095,563
Occidental Petroleum Corp. .............................................           217,000           5,859,000
Texaco, Inc. ...........................................................           256,600          15,315,812
Unocal Corp. ...........................................................           221,400           7,915,050
USX-Marathon Group .....................................................           367,900          12,623,569
                                                                                                  ------------
                                                                                                  $ 73,340,131
                                                                                                  ------------

18-TRS

Issuer                                                                             Shares            Value
U.S. Stocks -- continued
Photographic Products -- 0.2%
Eastman Kodak Co. ......................................................            58,000      $    4,237,625
                                                                                                --------------
Pollution Control -- 0.5%
Browning Ferris Industries, Inc. .......................................           302,400      $   10,508,400
                                                                                                --------------
Railroads -- 0.2%
Norfolk Southern Corp. .................................................           146,100      $    4,355,606
                                                                                                --------------
Real Estate Investment
  Trusts -- 1.0%
Arden Realty, Inc. .....................................................           140,100      $    3,625,087
Boston Properties, Inc. ................................................           102,900           3,550,050
Hospitality Properties Trust ...........................................           126,000           4,047,750
Prime Group Realty Trust ...............................................           150,100           2,570,463
TriNet Corporate Realty Trust, Inc. ....................................           136,400           4,637,600
                                                                                                --------------
                                                                                                $   18,430,950
                                                                                                --------------
Stores -- 2.5%
Penney (J.C.), Inc. ....................................................           198,700      $   14,368,494
Rite Aid Corp. .........................................................           524,380          19,697,024
Sears, Roebuck & Co. ...................................................           234,200          14,300,837
                                                                                                --------------
                                                                                                $   48,366,355
                                                                                                --------------
Supermarkets -- 0.4%
Meyer (Fred), Inc.* ....................................................            98,600      $    4,190,500
Safeway, Inc.* .........................................................            65,000           2,644,688
                                                                                                --------------
                                                                                                $    6,835,188
                                                                                                --------------
Telecommunications -- 0.7%
Sprint Corp. ...........................................................           200,200      $   14,114,100
                                                                                                --------------
Utilities -- Electric -- 3.3%
Carolina Power & Light Co. .............................................           300,200      $   13,021,175
Cinergy Corp. ..........................................................           197,000           6,895,000
CMS Energy Corp., "G" ..................................................           115,000           5,060,000
FPL Group, Inc. ........................................................            45,200           2,847,600
GPU, Inc. ..............................................................           116,900           4,420,281
New Century Energies, Inc. .............................................           176,500           8,019,719
Pacificorp .............................................................           237,800           5,380,225
Pinnacle West Capital Corp. ............................................           172,000           7,740,000
Southern Co. ...........................................................           337,800           9,352,837
                                                                                                --------------
                                                                                                $   62,736,837
                                                                                                --------------
Utilities -- Gas -- 2.1%
Coastal Corp. ..........................................................           274,000      $   19,128,625
Columbia Gas System, Inc. ..............................................           189,300          10,529,812
Marketspan Corp.* ......................................................           175,000           5,239,063
UGI Corp. ..............................................................           110,000           2,736,250
Williams Cos., Inc. ....................................................            49,900           1,684,125
                                                                                                --------------
                                                                                                $   39,317,875
                                                                                                --------------
Utilities -- Telephone -- 2.8%
AT&T Corp. .............................................................           194,300      $   11,099,387
Bell Atlantic Corp. ....................................................           172,000           7,847,500
BellSouth Corp. ........................................................            27,500           1,845,938
GTE Corp. ..............................................................           379,600          21,115,250
SBC Communications, Inc. ...............................................           304,006          12,160,240
                                                                                                --------------
                                                                                                $   54,068,315
                                                                                                --------------
  Total U.S. Stocks ......................................................................      $  941,839,119
                                                                                                --------------
Foreign Stocks -- 8.3%
Canada -- 0.3%
Canadian National Railway Co.
  (Railroads) ..........................................................           106,100      $    5,636,563
                                                                                                --------------
France -- 0.4%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) .................................................           178,000      $    7,242,375
                                                                                                --------------
Germany -- 1.1%
Henkel KGaA (Chemicals) ................................................           153,000      $   15,117,907
Hoechst AG (Chemicals) .................................................           138,500           6,957,584
                                                                                                --------------
                                                                                                $   22,075,491
                                                                                                --------------


Issuer                                                                             Shares            Value
Foreign Stocks -- continued
Netherlands -- 2.4%
Akzo Nobel N.V. (Chemicals) ............................................            94,100      $   20,894,682
ING Groep N.V. (Financial
  Services)* ...........................................................           245,300          16,044,174
Royal Dutch Petroleum Co., ADR
  (Oils) ...............................................................           151,600           8,309,575
                                                                                                --------------
                                                                                                $   45,248,431
                                                                                                --------------
Sweden -- 0.7%
Volvo AB, ADR (Automotive) .............................................           432,500      $   12,785,781
                                                                                                --------------
Switzerland -- 0.6%
Nestle AG (Food and Beverage
  Products) ............................................................             5,300      $   11,348,153
                                                                                                --------------
United Kingdom -- 2.8%
British Petroleum PLC, ADR (Oils) ......................................           382,346      $   33,742,034
Diageo PLC (Food and Beverage
  Products) ............................................................           331,219           3,922,563
Glaxo Wellcome PLC, ADR (Medical
  and Health Products) .................................................           175,100          10,473,169
SmithKline-Beecham PLC, ADR
  (Medical and Health Products) ........................................            85,700           5,184,850
                                                                                                --------------
                                                                                                $   53,322,616
                                                                                                --------------
  Total Foreign Stocks ...................................................................      $  157,659,410
                                                                                                --------------
  Total Stocks
    (Identified Cost, $867,209,617) ......................................................      $1,099,498,529
                                                                                                --------------

Bonds -- 37.2%
                                                                             Principal Amount
                                                                               (000 Omitted)
U.S. Bonds -- 36.1%
Aerospace -- 0.2%
Northrup Grumman Corp.,
  9.375s, 2024 .........................................................          $  1,145      $    1,401,205
Stellex Industries, Inc., 9.5s, 2007 ...................................             1,825           1,793,063
                                                                                                --------------
                                                                                                $    3,194,268
                                                                                                --------------
Airlines -- 0.5%
Continental Airlines, Inc.,
  9.5s, 2001 ...........................................................          $  4,675      $    4,973,031
Northwest Airlines, Inc.,
  7.625s, 2005 .........................................................             2,943           2,954,507
Northwest Airlines, Inc., 8.7s, 2007....................................             1,385           1,453,960
                                                                                                --------------
                                                                                                $    9,381,498
                                                                                                --------------
Apparel and Textiles -- 0.1%
Burlington Industries, Inc.
  7.25s, 2027 ..........................................................          $  1,000      $    1,031,640
                                                                                                --------------
Automotive -- 0.4%
Federal - Mogul Corp., 7.5s, 2004 ......................................          $  2,360      $    2,355,256
Federal - Mogul Corp., 7.75s, 2006......................................               815             814,707
Ford Motor Co., 8.9s, 2032 .............................................             3,285           4,203,848
Ford Motor Credit Co.,
  6.125s, 2003 .........................................................               590             590,041
                                                                                                --------------
                                                                                                $    7,963,852
                                                                                                --------------
Banks and Credit Companies -- 1.7%
Beaver Valley Funding Corp.,
  9s, 2017 .............................................................          $  5,221      $    5,970,475
BT Institutional Capital Trust,
  7.75s, 2026## ........................................................             1,600           1,685,664
Capital One Financial Corp.,
  7.25s, 2003 ..........................................................             1,500           1,518,765
Colonial Capital II, 8.92s, 2027 .......................................             1,115           1,252,814
First Chicago NBD Institutional
  Capital, 7.95s, 2026## ...............................................               850             922,700

                                                                          19-TRS

                                                                             Principal Amount
Issuer                                                                         (000 Omitted)       Value
U.S. Bonds -- continued
Banks and Credit Companies -- continued
Fleet Financial Group, Inc.,
  6.375s, 2008 .........................................................           $ 5,500      $ 5,511,000
MBNA Capital, 8.278s, 2026 .............................................             3,700        4,011,577
Providian National Bank, 6.7s, 2003.....................................             2,500        2,527,500
Riggs National Corp., 8.5s, 2006 .......................................             1,000        1,047,210
Socgen Real Estate Co.,
  7.64s, 2049## ........................................................             3,300        3,320,163
State Street Bank & Trust,
  7.94s, 2026## ........................................................             1,700        1,878,687
Washington Mutual Capital I,
  8.375s, 2027 .........................................................             1,750        1,974,175
                                                                                                -----------
                                                                                                $31,620,730
                                                                                                -----------
Building -- 0.3%
American Standard, Inc.,
  7.625s, 2010 .........................................................           $   820      $   803,600
McDermott, Inc., 9.375s, 2002 ..........................................             3,000        3,212,280
Owens Corning Fiberglass Corp.,
  8.875s, 2002 .........................................................               800          853,304
Owens Corning Fiberglass Corp.,
  9.9s, 2015## .........................................................               745          821,094
                                                                                                -----------
                                                                                                $ 5,690,278
                                                                                                -----------
Business Machines -- 0.2%
Xerox Corp., 0s, 2018 ..................................................           $ 6,750      $ 3,847,500
                                                                                                -----------
Cellular Telephones -- 0.2%
AirTouch Communications, Inc.
  6.65s, 2008 ..........................................................           $ 3,570      $ 3,597,596
                                                                                                 ----------
Chemicals -- 0.2%
Solutia, Inc., 7.375s, 2027 ............................................           $ 4,490      $ 4,654,918
                                                                                                -----------
Conglomerates -- 0.3%
News America Holdings, Inc.,
  6.625s, 2008 .........................................................           $ 1,630      $ 1,627,571
News America Holdings, Inc.,
  7.75s, 2045 ..........................................................               855          917,595
News America Holdings, Inc.,
  8s, 2016 .............................................................             2,500        2,754,425
                                                                                                -----------
                                                                                                $ 5,299,591
                                                                                                -----------
Construction Services -- 0.3%
Georgia Pacific Corp., 9.5s, 2022 ......................................           $ 2,240      $ 2,612,131
Georgia Pacific Corp., 9.875s, 2021.....................................             2,825        3,184,453
                                                                                                -----------
                                                                                                $ 5,796,584
                                                                                                -----------
Consumer Goods and Services -- 0.5%
HealthSouth Corp., 6.875s, 2005 ........................................           $ 3,300      $ 3,301,221
Hilfiger (Tommy) USA, Inc.
  6.5s, 2003 ...........................................................             2,370        2,367,915
Hilfiger (Tommy) USA, Inc.,
  6.85s, 2008 ..........................................................             1,795        1,793,133
Revlon Consumer Products Corp.,
  8.625s, 2008 ## ......................................................             2,000        2,000,000
                                                                                                -----------
                                                                                                $ 9,462,269
                                                                                                -----------
Containers
Gaylord Container Corp.,
  9.75s, 2007 ..........................................................           $   550      $   541,750
                                                                                                -----------
Corporate Asset Backed -- 5.5%
AT&T Universal Card Master Trust,
  5.788s, 2003 .........................................................           $18,000      $18,011,160
AT&T Universal Card Master Trust,
  5.789s, 2004 .........................................................             6,000        6,007,500
Banamex Credit Card Merchant
  Voucher, 6.25s, 2003 .................................................             2,000        1,999,375
BCF LLC, 7.75s, 2026## .................................................               875          860,799


                                                                              Principal Amount
Issuer                                                                          (000 Omitted)       Value
U.S. Bonds -- continued
Corporate Asset Backed -- continued
Beneficial Home Equity Loan Trust,
  5.768s, 2037 .........................................................           $11,360      $ 11,349,776
Charming Shoppes Master Trust,
  7s, 1999 .............................................................             3,193         3,213,946
Contimortgage Home Equity,
  6.13s, 2013 ..........................................................             5,000         5,006,250
Continental Airlines, Inc.,
  9.5s, 2013 ...........................................................               817           955,402
Continental Airlines, Inc.,
  10.22s, 2014 .........................................................             2,704         3,294,007
Continental Airlines Pass-Through
  Trust, 6.41s, 2007 ...................................................               650           650,650
Continental Airlines Pass-Throug
  Trust, Inc., 6.648s, 2017 ............................................             2,125         2,168,308
Continental Airlines Pass-Through
  Trust, Inc., 7.461s, 2015 ............................................               396           428,994
Criimi Mae Commercial Mortgage
  Trust, 7s, 2011+ .....................................................             1,630         1,597,909
Ford Credit Auto Owner Trust,
  5.8s, 2000 ...........................................................             4,209         4,207,653
Jet Equipment Trust, 8.64s, 2012##......................................               938         1,061,706
Jet Equipment Trust, 9.41s, 2010##......................................             1,000         1,210,560
Jet Equipment Trust,
  10.69s, 2015## .......................................................             1,000         1,330,460
Jet Equipment Trust,
  11.44s, 2014## .......................................................             1,200         1,642,092
MBNA Master Credit Card Trust II,
  5.766s, 2005 .........................................................             3,100         3,101,922
Merrill Lynch Mortgage Investors,
  Inc., 8.161s, 2022+ ..................................................               514           497,375
Partners First Credit Card Master,
  Trust, 5.756s, 2027 ..................................................            14,000        14,000,000
Peoples Bank Credit Card Master
  Trust, 5.776s, 2004 ..................................................             6,772         6,824,906
SLM Student Loan Trust, 7s, 2007 .......................................             8,000         8,000,000
Time Warner Pass-Through Asset
  Trust, 6.1s, 2001## ..................................................             4,210         4,189,455
United Airlines Pass-Through Trust,
  7.27s, 2013 ..........................................................             3,673         3,837,277
                                                                                                ------------
                                                                                                $105,447,482
                                                                                                ------------
Electrical Equipment
Honeywell, Inc., 6.625s, 2028 ..........................................           $   800      $    810,112
                                                                                                ------------
Entertainment -- 1.5%
Circus Circus Enterprises, Inc.,
  7s, 2036 .............................................................           $ 3,495      $  3,383,789
Hearst Argyle Television, Inc.,
  7s, 2018 .............................................................             1,110         1,128,615
Hearst Argyle Television, Inc.,
  7.5s, 2027 ...........................................................             2,511         2,674,817
Time Warner, Inc., 8.3s, 2036 ..........................................             9,400         3,058,478
Time Warner, Inc., 9.125s, 2013 ........................................             6,372         7,755,043
Time Warner, Inc., 9.15s, 2023 .........................................             5,165         6,511,825
Viacom, Inc., 6.75s, 2003 ..............................................             3,425         3,459,216
                                                                                                ------------
                                                                                                $ 27,971,783
                                                                                                ------------
Financial Institutions -- 2.4%
Bear Stearns Cos., Inc., 6.2s, 2003.....................................           $ 3,650      $  3,657,811
Capital One Bank, 6.7s, 2008 ...........................................             4,070         4,112,979
Donaldson Lufkin & Jenrette,
  6.5s, 2008 ...........................................................             1,780         1,779,858
First Empire Capital Trust I
  8.234s, 2027 .........................................................             3,800         4,163,204
First Merchants Acceptance Corp.,
  9.5s, 2006** .........................................................               640           256,000

20-TRS

                                                                             Principal Amount
Issuer                                                                         (000 Omitted)       Value
U.S. Bonds -- continued
Financial Institutions -- continued
Goldman Sachs Group LP,
  5.9s, 2003 ...........................................................            $3,400      $ 3,355,120
Greenpoint Capital Trust I,
  9.1s, 2027 ...........................................................               750          846,982
Lehman Brothers, Inc., 6.5s, 2008 ......................................             8,885        8,931,024
Lehman Brothers, Inc., 7.5s, 2026 ......................................             2,890        3,223,102
Leucadia Capital Trust, 8.65s, 2027....................................              1,300        1,429,675
Natexis Ambs Co. LLC, 8.44s, 2049.......................................             3,255        3,243,933
Paine Webber Group, Inc.,
  6.55s, 2008 ..........................................................             1,080        1,072,818
Riggs Capital II, 8.875s, 2027 .........................................             2,450        2,728,687
Salomon, Inc., 7.2s, 2004 ..............................................               860          902,200
Salton Sea Funding Corp.,
  7.37s, 2005 ..........................................................             1,421        1,458,147
Salton Sea Funding Corp.,
  7.84s, 2010 ..........................................................             2,325        2,530,553
Salton Sea Funding Corp.,
  8.3s, 2011 ...........................................................               800          887,736
United Cos. Financial Corp.,
  7.7s, 2004 ...........................................................               850          841,186
                                                                                                -----------
                                                                                                $45,421,015
                                                                                                -----------
Financial Services
Contifinancial Corp., 7.5s, 2002 .......................................            $  500      $   497,700
                                                                                                -----------
Food Products -- 0.1%
Nabisco, Inc., 6.375s, 2035 ............................................            $1,554      $ 1,544,008
                                                                                                -----------
Forest and Paper Products -- 0.4%
Boise Cascade Co., 7.43s, 2005 .........................................            $1,280      $ 1,310,541
Georgia Pacific Corp., 7.25s, 2028......................................             3,390        3,457,529
Waterford 3 Funding Corp.,
  8.09s, 2017 ..........................................................             2,340        2,425,503
                                                                                               -----------
                                                                                                $ 7,193,573
                                                                                               -----------
Industrial -- 0.9%
Hayes Wheels International, Inc.,
  9.125s, 2007 .........................................................            $  550      $   574,750
Interace Inc., 7.3s, 2008 ..............................................             2,000        2,018,780
Lowes Cos., Inc., 6.875s, 2028 .........................................               850          875,874
Owens Illinois, Inc., 7.35s, 2008 ......................................             4,500        4,555,980
Owens Illinois, Inc., 7.5s, 2010 .......................................             4,000        4,055,880
Owens Illinois, Inc., 7.8s, 2018 .......................................             5,300        5,435,733
                                                                                                -----------
                                                                                                $17,516,997
                                                                                                -----------
Insurance -- 1.7%
Atlantic Mutual Insurance Co.,
  8.15s, 2028 ..........................................................            $4,983      $ 5,150,429
Conseco, Inc., 6.4s, 2001 ..............................................             2,875        2,873,160
Equitable Life Assurance Society,
  7.7s, 2015## .........................................................             2,533        2,794,355
Fairfax Financial Holdings Limited,
  7.375s, 2018 .........................................................             2,125        2,179,867
Nationwide Mutual Life Insurance
  Co., 7.5s, 2024## ....................................................             3,200        3,317,632
NGC Corp. Capital Trust I,
  8.316s, 2027 .........................................................             4,100        4,843,166
Providian Capital I, 9.525s, 2027 ......................................             3,050        3,520,462
Safeco Capital Trust I, 8.072s, 2037....................................             3,965        4,237,039
Travelers Capital III, 7.75s, 2036 .....................................             3,250        3,405,610
                                                                                                -----------
                                                                                                $32,321,720
                                                                                                -----------
Medical and Health Products -- 0.1%
Tenet Healthcare Corp.,
  7.625s, 2008## .......................................................            $2,250      $ 2,275,312
                                                                                                -----------

                                                                              Principal Amount
Issuer                                                                          (000 Omitted)      Value
U.S. Bonds -- continued
Medical and Health Technology
  and Services -- 0.4%
Columbia/HCA Healthcare Corp.,
  6.5s, 1999 ...........................................................            $  850      $   845,869
Columbia/HCA Healthcare Corp.,
  6.875s, 2001 .........................................................               850          833,459
Columbia/HCA Healthcare Corp.,
  6.91s, 2005 ..........................................................             1,635        1,588,026
Columbia/HCA Healthcare Corp.,
  7.69s, 2025 ..........................................................             4,855        4,690,853
                                                                                                -----------
                                                                                                $ 7,958,207
                                                                                                -----------
Metals and Minerals -- 0.1%
Kaiser Aluminum & Chemical Corp.,
  10.875s, 2006 ........................................................            $  775      $   833,125
                                                                                                -----------
Oil Services -- 0.2%
Clark Refining & Marketing, Inc.,
  8.375s, 2007 .........................................................            $  850      $   854,250
KCS Energy, Inc., 8.875s, 2008 .........................................               850          807,500
Ultramar Diamond Shamrock Corp.,
  7.2s, 2017 ...........................................................             1,680        1,746,965
Vintage Petroleum, Inc.,
  8.625s, 2009 .........................................................               850          858,500
                                                                                                -----------
                                                                                                $ 4,267,215
                                                                                                -----------
Oils -- 0.7%
Belco Oil & Gas Corp.,
  8.875s, 2007 .........................................................            $  850      $   820,250
Cliffs Drilling Co., 10.25s, 2003 ......................................               850          909,500
Lasmo USA, Inc., 7.125s, 2003 .........................................                801          820,024
Lasmo USA, Inc., 7.3s, 2027 ............................................             2,009        2,002,993
Oryx Energy Co., 8.375s, 2004 ..........................................             2,645        2,851,654
Petroleum Geo Services A/S,
  7.125s, 2028 .........................................................             3,670        3,714,187
Synder Oil Corp., 8.75s, 2007 ..........................................               425          427,125
Transocean Offshore, Inc., 8s, 2027.....................................             1,305        1,480,809
Wiser Oil Co., 9.5s, 2007 ..............................................               850          799,000
                                                                                                -----------
                                                                                                $13,825,542
                                                                                                -----------
Restaurants and Lodging -- 0.1%
Circus Circus Enterprises, Inc.,
  6.7s, 2096 ...........................................................            $1,700      $ 1,649,034
Hilton Hotels Corp., 7.95s, 2007 .......................................               990        1,034,619
                                                                                                -----------
                                                                                                $ 2,683,653
                                                                                                -----------
Retail
Cole National Group, Inc.,
  8.625s, 2007 .........................................................            $  250      $   252,500
                                                                                                -----------
Special Products and
  Services
Polymer Group, Inc., 9s, 2007 ..........................................            $  200      $   203,500
                                                                                                -----------
Telecommunications -- 1.2%
Allbritton Communications Co.,
  8.875s, 2008 .........................................................            $  820      $   885,600
Continental Cablevision, Inc.,
  11s, 2007 ............................................................             2,000        2,183,580
EchoStar Communications Corp.,
  0s to 1999, 12.875s to 2004 ..........................................               550          534,875
Fox/Liberty Networks LLC, Inc.,
  8.875s, 2007 .........................................................               690          703,800
Intermedia Communications, Inc.,
  0s to 2002, 11.25s to 2007 ...........................................             1,220          890,600
ITC Deltacom, Inc., 11s, 2007 ..........................................               260          291,200
Level 3 Commerce, Inc.,
  9.125s, 2008## .......................................................               525          510,563

                                                                          21-TRS

                                                                               Principal Amount
Issuer                                                                           (000 Omitted)       Value
U.S. Bonds -- continued
Telecommunications -- continued
LIN Television Corp.,
  8.375s, 2008## .....................................................             $   550      $    561,000
Nextel Communications, Inc.,
  0s to 1999, 9.75s, 2004 ............................................                 500           486,250
NTL, Inc., 0s to 2003,
  9.75s to 2008## ....................................................                 425           276,250
TCI Communications Financing III,
  9.65s, 2027 ........................................................               3,000         3,674,910
TCI Communications, Inc.,
  6.375s, 2003 .......................................................                 125           125,919
TCI Communications, Inc., 8s, 2005....................................               1,312         1,432,573
Tele-Communications, Inc.,
  6.34s, 2002 ........................................................               3,250         3,238,007
Tele-Communications, Inc.,
  7.49s, 2003 ........................................................               2,900         3,061,675
Turner Broadcasting Systems, Inc.,
  8.375s, 2013 .......................................................                 523           599,452
Western Wireless Corp.,
  10.5s, 2007 ........................................................               1,825         1,961,875
WorldCom, Inc., 8.875s, 2006 .........................................               1,600         1,740,592
                                                                                                ------------
                                                                                                $ 23,158,721
                                                                                                ------------
Transportation -- 0.1%
Federal Express Corp., 7.65s, 2014....................................             $ 1,182      $  1,281,605
                                                                                                ------------
U.S. Federal Agencies -- 1.5%
Federal National Mortgage
  Association -- 1.5%
FNMA, 6.5s, 2013 .....................................................             $28,892      $ 29,054,812
                                                                                                ------------
  Total U.S. Federal Agencies ............................................................      $ 29,054,812
                                                                                                ------------
U.S. Government Guaranteed -- 9.9%
Government National Mortgage
  Association -- 2.6%
GNMA, 7s, 2027 - 2028 ................................................             $ 6,833      $  6,942,335
GNMA, 7.5s, 2026 - 2027 ..............................................              14,649        15,055,879
GNMA, 8s, 2025 - 2027 ................................................              26,259        27,176,636
                                                                                                ------------
                                                                                                $ 49,174,850
                                                                                                ------------
U.S. Treasury Obligations -- 7.3%
U.S. Treasury Bonds, 6.125s, 2027.....................................             $31,382      $ 33,627,696
U.S. Treasury Bonds, 9.875s, 2015.....................................               5,900         8,593,704
U.S. Treasury Bonds,
  12.375s, 2004 ......................................................               1,900         2,541,554
U.S. Treasury Notes, 5.625s, 2008 ....................................               8,392         8,506,047
U.S. Treasury Notes, 6.25s, 2002 .....................................               9,825        10,081,334
U.S. Treasury Notes, 6.5s, 2006 ......................................              17,232        18,298,144
U.S. Treasury Notes, 6.625s, 2002 ....................................               1,600         1,657,248
U.S. Treasury Notes, 7.875s, 2004 ....................................               6,540         7,345,205
U.S. Treasury Notes, 8.5s, 2000 ......................................              25,875        27,051,536
U.S. Treasury Notes, 9.125s, 1999 ....................................              21,850        22,512,274
                                                                                                ------------
                                                                                                $140,214,742
                                                                                                ------------
  Total U.S. Government Guaranteed .............................................                $189,389,592
                                                                                                ------------
Utilities -- Electric -- 3.6%
CalEnergy Co., Inc., 7.63s, 2007 .....................................             $ 1,000      $ 1,005,340
Cleveland Electric Illuminating Co.,
  7.43s, 2009 ........................................................               4,345        4,524,535
Cleveland Electric Illuminating Co.,
  7.88s, 2017 ........................................................               2,800        3,056,228
Cleveland Electric Illuminating Co.,
  9s, 2023 ...........................................................               2,325        2,569,590


                                                                             Principal Amount
Issuer                                                                         (000 Omitted)       Value
U.S. Bonds -- continued
Utilities -- Electric -- continued
Comed Financing II, 8.5s, 2027## .....................................             $ 1,500     $  1,605,870
Commonwealth Edison Co.,
  7.625s, 2007 .......................................................               3,635        3,864,114
Connecticut Light & Power Co.,
  8.59s, 2003 ........................................................               3,000        3,033,750
Connecticut Light & Power Co.,
  7.75s, 2002 ........................................................               2,000        2,050,260
Connecticut Light & Power Co.,
  7.875s, 2024 .......................................................               2,500        2,550,750
Edison Mission Energy,
  7.33s, 2008## ......................................................                 475          503,576
El Paso Electric Co., 8.9s, 2006 .....................................                 525          592,189
First PV Funding Corp.,
  10.15s, 2016 .......................................................                 583          621,006
First PV Funding Corp.,
  10.3s, 2014 ........................................................               1,023        1,090,057
GGIB Funding Corp., 7.43s, 2011 ......................................               6,702        6,733,696
Long Island Lighting Co.,
  8.2s, 2023 .........................................................               3,650        4,078,948
Long Island Lighting Co., 9s, 2022....................................               1,740        1,984,627
Midland Cogeneration Venture
  Corp., 10.33s, 2002 ................................................                 512          553,973
Midland Funding Corp. II, "A",
  11.75s, 2005 .......................................................               1,125        1,353,307
Montana Power Co., 7.875s, 2026 ......................................                 200          231,734
Niagara Mohawk Power Corp.,
  7.75s, 2006 ........................................................               3,952        4,228,166
Niagara Mohawk Power Corp.,
  8.5s, 2023 .........................................................               1,400        1,549,142
Niagara Mohawk Power Corp.,
  8.75s, 2022 ........................................................               1,675        1,842,400
Niagara Mohawk Power Corp.,
  8.77s, 2018 ........................................................               3,195        3,418,586
North Atlantic Energy, 9.05s, 2002 ...................................               1,137        1,168,711
Seabrook Station - Unit 1,
  7.83s, 2019 ........................................................               1,649        1,751,574
Texas & New Mexico Power Co.,
  12.5s, 1999 ........................................................               2,500        2,575,325
Texas Utilities Co., 6.375s, 2008 ....................................               3,000        2,939,850
Toledo Edison Co., 7.875s, 2004 ......................................               2,350        2,476,571
United Illuminating Co., 6.25s, 2002..................................               1,000          993,170
Utilicorp United, Inc., 8.45s, 1999 ..................................               3,790        3,906,846
                                                                                               ------------
                                                                                               $ 68,853,891
                                                                                               ------------
Utilities -- Gas -- 0.8%
Coastal Corp., 6.95s, 2028 ...........................................             $ 4,240     $  4,096,137
Coastal Corp., 7.42s, 2037 ...........................................               4,090        4,276,054
Consumers Energy Co.,
  6.375s, 2008 .......................................................               1,300        1,279,746
Louis Dreyfus Natural Gas Corp.,
  6.875s, 2007 .......................................................               1,800        1,810,062
Tennessee Gas Pipeline Co.,
  7.625s, 2037 .......................................................               2,126        2,301,119
Texas Gas Transmission Corp.,
  7.25s, 2027 ........................................................               1,700        1,768,935
                                                                                               ------------
                                                                                               $ 15,532,053
                                                                                               ------------
  Total U.S. Bonds .......................................................................     $690,376,592
                                                                                               ------------
Foreign Bonds -- 1.1%
Argentina -- 0.2%
Hidroelectrica Alicura, 8.375s, 1999
  (Utilities - Electric)## ...........................................             $ 4,296     $  4,274,520
                                                                                               --------------

22-TRS

                                                                             Principal Amount
Issuer                                                                         (000 Omitted)       Value
Foreign Bonds -- continued
Canada -- 0.2%
Gulf Canada, 9.25s, 2004 (Oils) ......................................              $2,445      $  2,555,685
Rogers Cantel, Inc., 9.375s, 2008
  (Telecommunications) ...............................................                 550           572,000
                                                                                                ------------
                                                                                                $  3,127,685
                                                                                                ------------
Chile -- 0.1%
Empresa Nacional de Electric,
  7.325s, 2037 (Utilities - Electric) ................................              $1,610      $  1,573,051
                                                                                                ------------
Colombia -- 0.1%
Republic of Colombia, 8.75s, 1999
  (Government) .......................................................              $1,000      $  1,020,000
                                                                                                ------------
Finland -- 0.1%
Upm Kymmene Corp., 7.45s, 2027
  (Forest and Paper Products) ........................................              $2,000      $  2,118,140
                                                                                                ------------
Mexico -- 0.1%
Banco Commercial S.A., 8.25s,
  2007 (Financial Services) ..........................................              $1,190      $  1,174,768
Corporacion Andina de Fomento,
  7.1s, 2003 (Banks and Credit
  Companies) .........................................................               1,140         1,168,956
Satelites Mexicanos S.A. de C.V.,
  10.125s, 2004
  (Telecommunications) ...............................................                 550           537,625
                                                                                                ------------
                                                                                                $  2,881,349
                                                                                                ------------
Panama -- 0.1%
Republic of Panama, 8.25s, 2008
  (Government) .......................................................              $1,880      $  1,833,000
                                                                                                ------------
Thailand
Jasmine Submarine Telecom Ltd.,
  8.483s, 2011 (Industrial) ..........................................              $  978      $    878,296
                                                                                                ------------
Venezuela -- 0.2%
Cerro Negro Finance Limited, 7.9s,
  2020 (Financial Institutions) .....................................               $3,783      $  3,707,340
                                                                                                ------------
  Total Foreign Bonds ....................................................................      $ 21,413,381
                                                                                                ------------
  Total Bonds
    (Identified Cost, $698,446,791) ......................................................      $711,789,973
                                                                                                ------------
Convertible Bond -- 0.1%
Germany -- 0.1%
Daimler Benz, 0s, 2017
  (Automotive) (Identified Cost,
  $1,810,342) ........................................................              $3,680      $  2,033,200
                                                                                                ------------
Municipal Bond -- 0.2%
Utilities -- Electric -- 0.2%
Long Island Power Authority, New
  York Electric, 5.125s, 2022
  (Identified Cost, $2,851,773)......................................               $2,900      $  2,858,443
                                                                                                ------------


Preferred Stock -- 0.3%

Issuer                                                                              Shares          Value
Banks and Credit Companies -- 0.1%
NB Capital Corp., 8.35%* ............................................                1,700      $    1,837,700
                                                                                                --------------
Media
Primedia, Inc., 8.625%* .............................................                5,500      $      533,500
                                                                                                --------------
Oils
USX-Marathon Capital, LLC, 8.75%.....................................               18,900      $      471,319
                                                                                                --------------
Utilities -- Electric -- 0.1%
Marketspan Corp., 7.95% .............................................               80,000      $    2,140,000
                                                                                                --------------
Utilities -- Gas -- 0.1%
El Paso Tennessee Pipeline Co.,
  8.25% .............................................................               16,000      $      889,000
                                                                                                --------------
  Total Preferred Stock
    (Identified Cost, $5,472,600) ..............................................                $    5,871,519
                                                                                                --------------
Convertible Preferred Stock -- 0.5%
Banks and Credit Companies
WBK Trust, 10% ......................................................               14,200      $      428,662
                                                                                                --------------
Consumer Goods and Services -- 0.5%
Newell Financial Trust Co., 5.25%* ..................................              174,200      $   10,060,050
                                                                                                --------------
  Total Convertible Preferred Stock
    (Identified Cost, $9,591,422) ........................................................      $   10,488,712
                                                                                                --------------
Rights -- 0.2%
Stores -- 0.2%
CVS Corp.*
  (Identified Cost, $3,636,841)......................................               51,200      $    3,907,200
                                                                                                --------------
Short-Term Obligations -- 4.3%
                                                                             Principal Amount
                                                                               (000 Omitted)
Federal Home Loan Mortgage
  Corp., due 7/09/98 - 8/05/98 .....................................               $51,750      $   51,550,429
Federal National Mortgage Assn.,
  due 7/02/98 - 7/16/98 ............................................                24,450          24,418,600
Ford Motor Credit Corp.,
  due 7/01/98 ......................................................                 6,740           6,740,000
                                                                                                --------------
  Total Short-Term Obligations, at Amortized Cost ........................................      $   82,709,029
                                                                                                --------------
  Total Investments
    (Identified Cost, $1,671,728,415) ....................................................      $1,919,156,605
Other Assets,
  Less Liabilities -- (0.3)%                                                                        (5,967,050)
                                                                                                --------------
  Net Assets -- 100.0% ...................................................................      $1,913,189,555
                                                                                                ==============

           See portfolio footnotes and notes to financial statements


                                                                          23-TRS

Portfolio of Investments -- June 30, 1998

Utilities Series

Stocks -- 83.8%

Issuer                                                                              Shares           Value
U.S. Stocks -- 62.9%
Conglomerates -- 1.1%
Eastern Enterprises ....................................................             45,400       $  1,946,525
                                                                                                  ------------
Oils -- 0.6%
Enron Oil & Gas Co. ....................................................             51,600       $  1,044,900
                                                                                                  ------------
Real Estate Investment Trusts -- 7.0%
Beacon Capital Partners, Inc.## ........................................             66,000       $  1,320,000
Camden Property Trust ..................................................             42,200          1,255,450
Carramerica Realty Corp. ...............................................             40,000          1,135,000
CBL & Associates Properties, Inc. ......................................             15,500            375,875
Highwood Properties, Inc. ..............................................             31,600          1,021,075
Hospitality Properties Trust ...........................................             13,900            446,538
Kilroy Realty Corp. ....................................................             31,800            795,000
Mack California Realty Corp. ...........................................              8,200            281,875
National Health Investors, Inc. ........................................             13,800            457,125
Patriot American Hospitality, Inc. .....................................             38,900            931,169
Prime Group Realty Trust ...............................................             21,200            363,050
SL Green Realty Corp. ..................................................             67,500          1,518,750
Starwood Lodging Trust .................................................             20,900          1,009,731
Storage Trust Realty ...................................................             23,400            546,975
TriNet Corporate Realty Trust, Inc. ....................................             23,400            795,600
                                                                                                  ------------
                                                                                                  $ 12,253,213
                                                                                                  ------------
Special Products and Services -- 0.3%
MCN Energy Group, Inc. .................................................             21,400       $    532,325
                                                                                                  ------------
Telecommunications -- 11.0%
Allegiance Telecom, Inc. ...............................................              7,300       $    109,500
Alltel Corp. ...........................................................             27,400          1,274,100
Cellular Communications
  International* .......................................................             26,200          1,306,725
Century Telephone Enterprises, Inc......................................             33,550          1,539,106
Cincinnati Bell, Inc. ..................................................             44,800          1,282,400
Global TeleSystems Group, Inc.* ........................................             39,400          1,920,750
Hyperion Telecommunications, Inc., "A"* ................................              1,200             18,825
Intermedia Communications, Inc.* .......................................             22,200            931,013
IXC Communications, Inc.* ..............................................             41,900          2,032,150
MCI Communications Corp. ...............................................             18,100          1,052,062
Nextlink Communications, Inc., "A"*.....................................             33,200          1,257,450
Qwest Communications
  International, Inc.* .................................................             62,658          2,185,198
WorldCom, Inc.* ........................................................             92,230          4,467,391
                                                                                                  ------------
                                                                                                  $ 19,376,670
                                                                                                  ------------
Utilities -- Electric -- 24.3%
AES Corp.* .............................................................             32,700       $  1,718,794
Atmos Energy Corp. .....................................................             50,100          1,528,050
Baltimore Gas & Electric Co. ...........................................             25,400            788,988
CalEnergy Co., Inc.* ...................................................            120,000          3,607,500
Carolina Power & Light Co. .............................................             58,700          2,546,112
Cinergy Corp. ..........................................................             58,700          2,054,500
CMS Energy Corp. .......................................................             31,000            763,375
CMS Energy Corp., "G" ..................................................             52,100          2,292,400
El Paso Electric Co.* ..................................................            115,900          1,064,831
Florida Progress Corp. .................................................             45,000          1,850,625
GPU, Inc. ..............................................................             47,800          1,807,437
Illinova Corp. .........................................................             71,700          2,151,000
LG & E Energy Corp. ....................................................             16,800            454,650
New Century Energies, Inc. .............................................             45,700          2,076,494
Niagara Mohawk Power Corp.* ............................................             67,400          1,006,788
Nipsco Industries, Inc. ................................................             77,300          2,164,400
Peco Energy Co. ........................................................             39,900          1,164,581
Public Service Co. of New Mexico .......................................             59,400          1,347,637
Public Service Enterprise Group ........................................             51,700          1,780,419
Scana Corp. ............................................................             44,200          1,317,712
Sempra Energy* .........................................................             13,700            380,175
Sierra Pacific Resources ...............................................             64,700          2,349,419
Texas Utilities Co. ....................................................             82,200          3,421,575



Issuer                                                                              Shares           Value
U.S. Stocks -- continued
Utilities -- Electric -- continued
TNP Enterprises, Inc. ..................................................             35,800       $  1,105,325
Unicom Corp. ...........................................................             54,800          1,921,425
                                                                                                  ------------
                                                                                                  $ 42,664,212
                                                                                                  ------------
Utilities -- Gas -- 13.9%
Coastal Corp. ..........................................................             25,900       $  1,808,144
Columbia Gas System, Inc. ..............................................             61,850          3,440,406
Consolidated Natural Gas Co.* ..........................................             23,300          1,371,788
Energen Corp. ..........................................................             28,500            573,563
Enron Corp. ............................................................             52,600          2,843,687
KN Energy, Inc. ........................................................             87,900          4,763,081
National Fuel Gas Co. ..................................................             65,900          2,870,769
NICOR, Inc. ............................................................             48,900          1,962,112
NUI Corp. ..............................................................             60,100          1,528,794
ONEOK, Inc. ............................................................              6,300            251,213
Questar Corp. ..........................................................             87,500          1,717,187
Washington Gas & Light Co. .............................................             48,200          1,289,350
                                                                                                  ------------
                                                                                                  $ 24,420,094
                                                                                                  ------------
Utilities -- Telephone -- 4.7%
Ameritech Corp. ........................................................             35,100       $  1,575,113
Bell Atlantic Corp. ....................................................             63,556          2,899,742
GTE Corp. ..............................................................             49,800          2,770,125
SBC Communications, Inc. ...............................................             25,836          1,033,440
                                                                                                  ------------
                                                                                                  $  8,278,420
                                                                                                  ------------
  Total U.S. Stocks .......................................................................       $110,516,359
                                                                                                  ------------
Foreign Stocks -- 20.9%
Brazil -- 4.6%
CEMIG (Utilities - Electric) ...........................................         18,357,000       $    571,424
Companhia Electricas est Rio de
  Janeiro (Utilities - Electric)* ......................................          2,238,100          1,103,084
Companhia Paranaense de Energia,
  Preferred, "B" (Utilities -
  Electric)* ...........................................................        145,600,000          1,359,689
Companhia Riogrand
  Telecomunicacoes (Utilities -
  Telephone) ...........................................................          1,501,600          1,637,283
Espirito Santo Centrais Eletricas
  S.A. (Utilities - Electric) ..........................................              5,400            317,510
Espirito Santo Centrais Eletricas
  S.A., Preferred (Utilities -
  Electric) ............................................................            485,700            369,577
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications) .............................................             20,000          2,183,750
Telecomunicacoes Sao Paulo
  (Telecommunications) .................................................          2,696,000            634,079
                                                                                                  ------------
                                                                                                  $  8,176,396
                                                                                                  ------------
Canada -- 1.1%
BCE, Inc. (Telecommunications) .........................................             29,400       $  1,255,012
Bell Canada International, Inc.
  (Telecommunications)* ................................................             31,300            731,638
                                                                                                  ------------
                                                                                                  $  1,986,650
                                                                                                  ------------
Chile -- 1.4%
Chilectra S.A., ADR (Utilities -
  Electric) ............................................................             75,200       $  1,609,280
Empresa Nacional de Electricidad
  S.A., ADR (Utilities - Electric) .....................................             37,000            800,125
                                                                                                  ------------
                                                                                                  $  2,409,405
                                                                                                  ------------
Finland -- 0.1%
Helsingin Puhelin Oy
  (Telecommunications) .................................................              5,200       $    241,649
                                                                                                  ------------
France -- 0.5%
Alcatel Alsthom Compagnie, ADR
  (Telecommunications) .................................................             19,600       $    797,475
                                                                                                  ------------

24-UTS

Issuer                                          Shares         Value
Foreign Stocks -- continued
Germany -- 3.5%
Mannesmann AG (Conglomerate) ...............    42,300      $  4,343,565
VEBA AG (Oil and Gas) ......................    21,600         1,450,960
VEBA AG, ADR (Oil and Gas) .................     4,700           309,319
                                                            ------------
                                                            $  6,103,844
                                                            ------------
Greece -- 1.4%
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) .....................    97,999      $  2,511,391
                                                            ------------
Hong Kong -- 0.4%
Hutchison Whampoa Ltd.
  (Conglomerate) ...........................   141,000      $    744,452
                                                            ------------
Hungary -- 0.4%
Magyar Tavkozlesi Rts. ADR
  (Telecommunications) .....................    26,500      $    780,094
                                                            ------------
Italy -- 1.6%
Telecom Italia Mobile Di Risp S.p.A.
  (Telecommunications)* ....................   235,000      $  1,728,485
Telecom Italia S.p.A.
  (Telecommunications)* ....................   213,075         1,030,641
                                                            ------------
                                                            $  2,759,126
                                                            ------------
Peru -- 0.1%
Luz del Sur S.A. (Utilities - Electric).....   216,300      $    160,140
                                                            ------------
Portugal -- 2.7%
Electricidade de Portugal
  (Utilities - Electric) ...................    92,500      $  2,148,045
Portugal Telecom S.A. (Utilities -
  Telephone) ...............................    13,200           698,870
Portugal Telecom S.A., ADR
  (Utilities - Telephone) ..................    19,800         1,048,162
Telecel - Comunicacaoes Pessoais
  S.A. (Telecommunications)* ...............     4,700           833,703
                                                            ------------
                                                            $  4,728,780
                                                            ------------
Spain -- 2.4%
Endesa S.A., ADR (Utilities -
  Electric) ................................    10,300      $    225,080
Iberdrola S.A. (Utilities - Electric) ......   102,800         1,667,244
Telefonica de Espana S.A., ADR
  (Telecommunications) .....................    10,690         1,486,578
Union Electrica Fenosa, S.A.
  (Utilities - Electric) ...................    60,100           773,123
                                                            ------------
                                                            $  4,152,025
                                                            ------------
United Kingdom -- 0.7%
Cable & Wireless Communications
  PLC (Telecommunications)* ................   121,500      $  1,230,159
                                                            ------------
  Total Foreign Stocks ................................     $ 36,781,586
                                                            ------------
  Total Stocks
    (Identified Cost, $134,738,966) ...................     $147,297,945
                                                            ------------
Bonds -- 11.0%
                                         Principal Amount
                                          (000 Omitted)
U.S. Bonds -- 10.4%
Banks and Credit Companies -- 0.2%
Beaver Valley Funding Corp.,
  9s, 2017 .................................   $   250      $    285,887
                                                            ------------
Conglomerates -- 0.3%
News America Holdings, Inc.,
  8.875s, 2023 .............................   $   400      $    476,576
                                                            ------------
Construction Services -- 0.3%
Georgia Pacific Corp., 9.5s, 2022 ..........   $   500      $    583,065
                                                            ------------



Bonds -- continued

                                                                            Principal Amount
Issuer                                                                       (000 Omitted)         Value
U.S. Bonds -- continued
Electric and Gas Utility Revenue -- 0.2%
Long Island Power Authority, New
  York Electric, 5.25s, 2026 ...........................................        $  300        $    295,683
                                                                                              ------------
Entertainment -- 0.8%
Circus Circus Enterprises, Inc.,
  6.45s, 2006 ..........................................................        $  400        $    376,172
Hearst Argyle Television, Inc.,
  7.5s, 2027 ...........................................................           400             426,096
Time Warner, Inc., 9.15s, 2023 .........................................           500             630,380
                                                                                              ------------
                                                                                              $  1,432,648
                                                                                              ------------
Financial Institutions -- 0.3%
Goldman Sachs Group LP,
  5.9s, 2003 ...........................................................        $  500        $    493,400
                                                                                              ------------
Forest and Paper Products -- 0.1%
Boise Cascade Co., 7.43s, 2005 .........................................        $  225        $    230,369
                                                                                              ------------
Industrial
Owens Illinois, Inc., 7.35s, 2008 ......................................        $    6        $      6,074
Owens Illinois, Inc., 7.5s, 2010 .......................................             6               6,084
Owens Illinois, Inc., 7.8s, 2018 .......................................             6               6,154
                                                                                              ------------
                                                                                              $     18,312
                                                                                              ------------
Insurance -- 0.6%
NGC Corp. Capital Trust I,
  8.316s, 2027 .........................................................        $  830        $    980,446
                                                                                              ------------
Oils -- 0.7%
Oryx Energy Co., 8.375s, 2004 ..........................................        $  500        $    539,065
Sun Co., Inc., 9s, 2024 ................................................           500             621,195
                                                                                              ------------
                                                                                              $  1,160,260
                                                                                              ------------
Telecommunications -- 1.2%
Cellular Communications
  International, 6s, 2005 ..............................................        $1,333        $  1,044,306
Tele-Communications, Inc.,
  10.125s, 2001 ........................................................           600             665,478
WorldCom, Inc., 8.875s, 2006 ...........................................           400             435,148
                                                                                              ------------
                                                                                              $  2,144,932
                                                                                              ------------
U.S. Government Agencies -- 0.3%
Federal National Mortgage
  Association -- 0.3%
FNMA, 6.5s, 2013 .......................................................        $  633        $    636,957
                                                                                              ------------
U.S. Government Guaranteed -- 0.8%
Government National Mortgage
  Association -- 0.8%
GNMA, 7s, 2027 .........................................................        $  181        $    183,746
GNMA, 7.5s, 2025 - 2026 ................................................           601             617,402
GNMA, 8s, 2025 - 2026 ..................................................           560             579,204
                                                                                              ------------
  Total U.S. Government Guaranteed ......................................................     $  1,380,352
                                                                                              ------------
Utilities -- Electric -- 3.6%
AEP Generating, 9.82s, 2022 ............................................        $  596        $    770,231
Commonwealth Edison Co.,
  7.625s, 2007 .........................................................           225             239,182
Connecticut Light & Power Co.,
  8.59s, 2003 ..........................................................           500             505,625
First PV Funding Corp.,
  10.15s, 2016 .........................................................             3               3,196
Long Island Lighting Co.,
  8.2s, 2023 ...........................................................           600             670,512
Long Island Lighting Co., 9s, 2022......................................           110             125,465
Montana Power Co., 7.875s, 2026 ........................................           250             289,667
Niagara Mohawk Power Corp.,
  7.25s, 2002 ..........................................................           500             499,660

                                                                          25-UTS

                                                  Principal Amount
Issuer                                              (000 Omitted)        Value
U.S. Bonds -- continued
Utilities -- Electric  -- continued
Niagara Mohawk Power Corp.,
  7.625s, 2005 ................................        $  500        $    502,120
Niagara Mohawk Power Corp.,
  8.5s, 2023 ..................................           560             619,657
Salton Sea Funding Corp.,
  6.69s, 2000 .................................           235             236,033
Salton Sea Funding Corp.,
  7.84s, 2010 .................................           500             544,205
Seabrook Station - Unit 1,
  7.83s, 2019 .................................           366             389,238
Texas & New Mexico Power Co.,
  12.5s, 1999 .................................           250             257,532
Texas Utilities Co., 6.375s, 2008 .............           600             587,970
Utilicorp United, Inc., 8.45s, 1999 ...........           100             103,083
                                                                     ------------
                                                                     $  6,343,376
                                                                     ------------
Utilities -- Gas -- 1.0%
Coastal Corp., 6.95s, 2028 ....................        $  260        $    251,178
Coastal Corp., 7.42s, 2037 ....................           370             386,831
Tennessee Gas Pipeline Co.,
  7.625s, 2037 ................................           500             541,185
Texas Gas Transmission Corp.,
  7.25s, 2027 .................................           550             572,303
                                                                     ------------
                                                                     $  1,751,497
                                                                     ------------
  Total U.S. Bonds .............................................     $ 18,213,760
                                                                     ------------
Foreign Bonds -- 0.6%
Argentina -- 0.2%
Hidroelectrica Alicura, 8375s, 1998
  (Utilities - Electric)## ....................        $  425        $    422,875
                                                                     ------------
Canada -- 0.1%
Gulf Canada, 9.25s, 2004 (Oils) ...............        $  250        $    261,317
                                                                     ------------
Chile -- 0.2%
Empresa Electric Guacolda S.A.,
  7.6s, 2001 (Utilities - Electric)## .........        $  250        $    251,903
                                                                     ------------
South Korea -- 0.1%
Republic of Korea, 8.875s, 2008
  (Government) ................................        $  160        $    144,712
                                                                     ------------
  Total Foreign Bonds ..........................................     $  1,080,807
                                                                     ------------
  Total Bonds
    (Identified Cost, $18,710,379) .............................     $ 19,294,567
                                                                     ------------
Convertible Bonds -- 2.3%
Financial Institutions -- 0.6%
ADT Operations, Inc., 0s, 2010 ................        $  553        $    932,496
                                                                     ------------
Telecommunications -- 1.7%
Cellular Commerce International,
  Inc., 6s, 2005## ............................        $2,140        $  3,038,800
                                                                     ------------
  Total Convertible Bonds
    (Identified Cost, $2,549,125) ..............................     $  3,971,296
                                                                     ------------


Convertible Preferred Stocks -- 2.7%

Issuer                                          Shares          Value
Insurance -- 0.6%
Conseco, Inc., 7% ..........................    23,000       $  1,048,800
                                                             ------------
Telecommunications -- 1.1%
IXC Communications, Inc., 6.75%## ..........    42,000       $  2,016,000
                                                             ------------
Utilities -- Electric -- 1.0%
CalEnergy Capital Trust III, 6.5%* .........    13,500       $    611,719
CalEnergy Capital Trust III, 6.5%*## .......    24,300          1,101,093
                                                             ------------
                                                             $  1,712,812
                                                             ------------
  Total Convertible Preferred Stock
    (Identified Cost, $4,784,094) .....................      $  4,777,612
                                                             ------------
Rights
Telecomunicacoes de Sao Paulo
  (Utilities - Telephone)
  (Identified Cost, $0)*....................   126,705       $        100
                                                             ------------
Short-Term Obligations -- 3.7%
                                         Principal Amount
                                          (000 Omitted)
Ford Motor Credit Corp., due
  7/01/98, at Amortized Cost ...............   $ 6,545       $  6,545,000
                                                             ------------
  Total Investments
    (Identified Cost, $167,327,564) ...................      $181,886,520
Other Assets,
  Less Liabilities -- (3.5)%                                   (6,141,806)
                                                             ------------
  Net Assets -- 100.0% ................................      $175,744,714
                                                             ============

           See portfolio footnotes and notes to financial statements


26-UTS

Portfolio of Investments -- June 30, 1998

World Growth Series

Stocks -- 95.6%

Issuer                                                 Shares                 Value
Foreign Stocks -- 52.9%
Argentina -- 0.5%
Banco de Galicia y Buenos Aires
  S.A. de C.V., ADR (Banks and
  Credit Cos.) .............................             6,610            $    120,632
Perez Companc S.A. (Oils) ..................            47,034                 236,146
Siderca S.A. (Steel) .......................            73,100                 124,289
Telecom S.A., ADR
  (Telecommunications) .....................             2,610                  77,811
Telefonica de Argentina, ADR
  (Utilities - Telephone) ..................            10,850                 351,947
YPF Sociedad Anonima, ADR (Oils)............            19,220                 577,801
                                                                          ------------
                                                                          $  1,488,626
                                                                          ------------
Australia -- 0.5%
QBE Insurance Group Ltd.
  (Insurance) ..............................           326,191            $  1,151,457
Tab Ltd. (Gaming)* .........................           179,400                 264,424
                                                                          ------------
                                                                          $  1,415,881
                                                                          ------------
Bermuda
Ace Ltd. (Insurance) .......................             2,600            $    101,400
                                                                          ------------
Brazil -- 2.5%
Centrais Eletricas Brasileiras S.A.,
  ADR (Utilities - Electric) ...............            31,400            $    458,754
Centrais Geradoras S.A., ADR
  Preferred "B" (Utilities - Electric)*.....             3,140                  22,765
Companhia Cervejaria Brahma,
  ADR (Beverages) ..........................            25,700                 321,250
Companhia Energetica de Sao Paulo
  S.A., ADR (Utilities - Electric) .........             5,262                 166,069
Companhia Energetica de Sao
  Paulo, Preferred (Utilities -
  Electric) ................................         2,351,000                  65,255
Companhia Paranaense de Energia,
  ADR (Utilities - Electric) ...............           111,300               1,029,525
Companhia Paranaense de Energia,
  Preferred "B" (Utilities - Electric)*.....         8,120,000                  75,829
Companhia Vale do Rio Doce, ADR
  (Steel) ..................................            11,600                 235,712
Itausa Investimentos Itau S.A.,
  Preferred (Conglomerate) .................           153,000                  96,576
ITC Ltd., GDR (Conglomerate) ...............            20,000                 345,000
Petroleo Brasileiro S.A., Preferred
  (Oils) ...................................         2,594,000                 482,239
Telecomunicacoes Brasileiras S.A.,
  ADR (Telecommunications) .................            32,415               3,539,313
Telecomunicacoes do Rio de
  Janeiro S.A.
  (Telecommunications) .....................         2,409,000                 181,222
Telecomunicacoes do Rio de
  Janeiro S.A., Preferred "B"
  (Telecommunications) .....................         2,409,000                 143,290
Unibanco (Banks and Credit Cos.) ...........         1,870,000                 110,599
                                                                          ------------
                                                                          $  7,273,398
                                                                          ------------
Canada -- 0.9%
Canadian National Railway Co.
  (Railroads) ..............................            32,660            $  1,735,062
Legacy Hotel Real Estate
  Investment Trust (Real Estate
  Investment Trust)*## .....................            43,200                 252,720
Perigee, Inc. (Investment
  Counseling)*## ...........................             5,400                  70,550
T. Eaton Co., Ltd. (Consumer Goods
  and Services)* ...........................            57,800                 587,990
                                                                          ------------
                                                                          $  2,646,322
                                                                          ------------

Issuer                                                  Shares                Value
Foreign Stocks -- continued
Chile -- 0.4%
Chilectra S.A., ADR (Utilities -
  Electric) ................................            32,935            $    704,809
Embotelladora Andina S.A.
  (Consumer Goods and Services).............            34,600                 540,625
                                                                          ------------
                                                                          $  1,245,434
                                                                          ------------
China -- 0.2%
Huaneng Power International Inc.,
  ADR (Utilities - Electric)* ..............            25,900            $    348,031
Qingling Motors Co. (Automotive) ...........           468,000                 129,891
                                                                          ------------
                                                                          $    477,922
                                                                          ------------
Colombia
Cementos Diamante S.A., ADR
  (Construction)## .........................             8,130            $     71,707
                                                                          ------------
Egypt -- 0.7%
Ahram Beverage Co., GDR
  (Beverages)*## ...........................            11,391            $    356,538
Commercial International Bank,
  GDR (Banks and Credit Cos.)## ............            36,257                 384,324
Egypt Gas (Utilities - Gas) ................             2,000                 192,147
Egyptian International
  Pharmaceutical Industries Co.
  (Pharmaceuticals) ........................             3,900                 249,875
Heliopolis Housing (Housing) ...............               880                  88,194
Madinet Nasar City (Housing) ...............             2,425                 116,350
North Cairo Mills (Food Products) ..........             3,210                  54,417
South Cairo Flour Mills (Food
  Products) ................................             5,465                  33,890
Suez Cement Co., GDR
  (Construction)## .........................            21,602                 392,077
Torra for Cement (Construction) ............             5,602                  96,728
                                                                          ------------
                                                                          $  1,964,540
                                                                          ------------
Finland -- 0.6%
Helsingin Puhelin Oy
  (Telecommunications) .....................            15,900            $    738,888
Pohjola Insurance Group
  (Insurance) ..............................            10,200                 507,463
TT Tieto Oy (Computer Software -
  Systems) .................................             7,671                 582,947
                                                                          ------------
                                                                          $  1,829,298
                                                                          ------------
France -- 3.2%
Alcatel Alsthom Compagnie
  (Telecommunications) .....................             7,600            $  1,545,231
Compagnie Generale de
  Geophysique S.A., ADR (Oil
  Services)* ...............................            76,157               2,237,112
Dassault Systemes S.A. (Computer
  Software - Systems) ......................            18,200                 856,718
Sanofi S.A. (Medical and Health
  Products) ................................             9,400               1,103,873
Television Francaise
  (Entertainment) ..........................             8,763               1,356,170
Thomson CSF (Electronics) ..................            15,700                 596,416
Total S.A., "B" (Oils) .....................            10,000               1,298,208
Union des Assurances Federales
  S.A. (Insurance) .........................             2,909                 457,887
                                                                          ------------
                                                                          $  9,451,615
                                                                          ------------
Germany -- 4.8%
Adidas-Salomon AG (Apparel and
  Textiles) ................................             4,264            $    742,335
Henkel KGaA (Chemicals) ....................            33,253               3,285,724

                                                                          27-WGO

Issuer                                                                             Shares             Value
Foreign Stocks -- continued
Germany -- continued
Mannesmann AG (Conglomerate) ...........................................            7,000         $    718,793
SAP AG, Preferred (Computer
  Software - Systems) ..................................................            9,982            6,768,863
Wella AG (Cosmetics)* ..................................................            2,100            2,348,187
                                                                                                  ------------
                                                                                                  $ 13,863,902
                                                                                                  ------------
Greece -- 0.9%
Alpha Credit Banks (Banks and
  Credit Cos.) .........................................................            1,290         $    104,537
Athens Medic Center, GDR
  (Medical and Health Technology
  and Services) ........................................................           54,400            1,070,592
Hellenic Bottling (Beverages) ..........................................            2,000               61,767
Hellenic Telecommunication
  Organization S.A., GDR
  (Telecommunications) .................................................           50,977            1,306,372
National Bank of Greece, GDR
  (Banks and Credit Cos.)* .............................................              444               56,877
                                                                                                  ------------
                                                                                                  $  2,600,145
                                                                                                  ------------
Hong Kong -- 1.3%
Cheung Kong Holdings Ltd.
  (Real Estate) ........................................................           60,000         $    295,101
China Resources Enterprises
  (Real Estate Investment Trust) .......................................           84,000               86,749
Citic Pacific Ltd. (Conglomerate) ......................................           66,000              116,724
Guangdong Kelon Electric Holdings
  (Consumer Goods and Services).........................................          200,000              157,491
Hong Kong Telecommunications
  (Telecommunications)* ................................................          170,000              319,306
Hutchison Whampoa Ltd.
  (Conglomerate) .......................................................          263,000            1,388,588
Li & Fung Ltd. (Wholesale) .............................................          353,000              561,194
New World Development Co.
  (Real Estate)* .......................................................           79,000              152,972
Wharf Holdings Ltd. (Real Estate) ......................................          109,000              107,642
Wing Hang Bank Ltd. (Banks and
  Credit Cos.) .........................................................          348,300              465,359
Zhenhai Refining and Chemical Co.,
  Ltd. (Oils) ..........................................................          640,000               82,618
                                                                                                  ------------
                                                                                                  $  3,733,744
                                                                                                  ------------
Hungary -- 0.7%
Gedeon Richter Ltd.
  (Pharmaceuticals)*## .................................................            1,220         $     96,380
Magyar Olaj Es Gazipari KT. (Gas).......................................           23,532              633,736
Magyar Tavkozlesi Rt. ADR
  (Telecommunications)* ................................................           29,850              878,709
Otp Bank (Bank and Credit Cos.) ........................................            5,859              287,494
Richter Gedeon Rt.
  (Pharmaceuticals) ....................................................            3,396              272,821
                                                                                                  ------------
                                                                                                  $  2,169,140
                                                                                                  ------------
India -- 0.7%
Bajaj Auto Ltd. GDR
  (Automotive)## .......................................................            2,800         $     36,540
Bajaj Auto Ltd., GDR (Automotive) ......................................            5,000               65,250
EIH Ltd., GDR (Restaurants and
  Lodging) .............................................................           17,000               85,000
Formula System (1985) Ltd.
  (Computer Software - Systems)*........................................            7,313              256,009
Indian Petrochemicals Corp. Ltd.,
  GDR (Textiles)## .....................................................           24,000               69,600
Industrial Credit & Investment Corp.
  of India Ltd. (Finance) ..............................................           23,000              227,125


Issuer                                                                             Shares             Value
Foreign Stocks -- continued
India -- continued
Mahanagar Telephone Nigam Ltd.,
  GDR (Telecommunications)*## ..........................................           28,200         $    295,395
Reliance Industries Ltd., GDS
  (Textiles)## .........................................................           55,155              352,992
State Bank of India, GDR (Banks
  and Credit Cos.)## ...................................................           37,000              425,500
Videsh Sanchar Nigam Ltd., GDR
  (Telecommunications)## ...............................................           13,200              134,640
                                                                                                  ------------
                                                                                                  $  1,948,051
                                                                                                  ------------
Ireland -- 1.3%
Allied Irish Banks PLC (Banks and
  Credit Cos.)* ........................................................           98,069         $  1,423,139
Anglo Irish Bank Corp. PLC (Banks
  and Credit Cos.)* ....................................................          839,652            2,254,870
                                                                                                  ------------
                                                                                                  $  3,678,009
                                                                                                  ------------
Israel -- 0.5%
Bank Hapoalim (Banks and
  Credit Cos.)* ........................................................          147,762         $    447,178
Discount Investment Corp.
  (Financial Services) .................................................            3,405              109,545
ECI Telecom Ltd.
  (Telecommunications) .................................................           11,584              438,744
Makhteshim-Agam Industries Ltd.
  (Chemicals)* .........................................................          149,006              474,505
Super Sol Ltd. (Supermarkets) ..........................................           36,248              119,483
                                                                                                  ------------
                                                                                                  $  1,589,455
                                                                                                  ------------
Italy -- 2.3%
Banca Carige S.p.A. (Banks and
  Credit Cos.)* ........................................................          116,500         $  1,040,576
Banca Nazionale del Lavoro (Banks
  and Credit Cos.)* ....................................................           22,400              591,793
ERG S.p.A. (Oils)* .....................................................          195,200              781,239
Industrie Natuzzi S.p.A., ADR
  (Consumer Goods and Services).........................................           45,067            1,171,742
Mediaset S.p.A. (Broadcasting
  Services) ............................................................          144,900              924,053
Telecom Italia Mobile Di Risp S.p.A.
  (Telecommunications)* ................................................          211,200            1,553,430
Telecom Italia S.p.A., Saving Shares
  (Telecommunications) .................................................          205,838              694,226
                                                                                                  ------------
                                                                                                  $  6,757,059
                                                                                                  ------------
Japan -- 6.6%
Aeon Credit Service Co. Ltd.
  (Financial Services) .................................................           15,600         $    614,200
Bridgestone Corp. (Tire and
  Rubber) ..............................................................           36,000              854,599
Canon, Inc. (Office Equipment) .........................................           36,000              820,728
Fujimi, Inc. (Electronics) .............................................           17,270              634,954
Keyence Corp. (Electronics) ............................................            8,410              919,093
Kinki Coca-Cola Bottling Co.
  (Beverages) ..........................................................           39,600              481,494
Kirin Beverage Corp. (Beverages) .......................................           62,000            1,168,922
Meitec Corp. (Computer Software -
  Systems) .............................................................           35,300            1,226,316
Nippon Broadcasting System
  (Entertainment) ......................................................            9,000              381,052
Nippon Telephone & Telegraph Co.
  (Utilities - Telephone) ..............................................               74              615,908
NTT Data Corp.
  (Telecommunications) .................................................               21              761,453
Osaka Sanso Kogyo Ltd.
  (Chemicals) ..........................................................          182,000              375,407

28-WGO

Issuer                                             Shares             Value
Foreign Stocks -- continued
Japan -- continued
Rohm Co. (Electronics) .................           10,000         $  1,031,338
Secom Co. (Consumer Goods and
  Services) ............................           23,000            1,333,358
Sony Corp. (Electronics) ...............           17,500            1,513,534
Sony Corp., ADR (Electronics) ..........            6,800              585,225
Takeda Chemical Industries
  (Pharmaceuticals) ....................           55,000            1,468,843
TDK Corp. (Special Products and
  Services) ............................           31,000            2,299,703
Terumo Corp. (Pharmaceuticals) .........           80,000            1,273,793
Ushio, Inc. (Electronics) ..............           97,000              772,237
                                                                  ------------
                                                                  $ 19,132,157
                                                                  ------------
Malaysia -- 0.2%
Malaysian Bank, Bonus Shares
  (Banks and Credit Cos.)* .............           51,000         $     51,736
Petronas Gas Berhad (Oil and
  Gas)*## ..............................           95,000              177,527
Tanjong PLC (Entertainment) ............          249,000              347,470
                                                                  ------------
                                                                  $    576,733
                                                                  ------------
Mexico -- 1.1%
Cemex S.A. (Construction)* .............           47,957         $    180,300
Cifra S.A. de C.V. (Retail)* ...........          216,897              326,179
Corporacion GEO S.A. de C.V.
  (Housing)* ...........................            9,500              203,224
Desc S.A. de C.V., "B"
  (Conglomerate) .......................           27,000              136,850
Fomento Economico Mexicano
  (Beverages)* .........................            8,800              277,200
Gruma S.A. (Food Products) .............           52,216              113,890
Grupo Carso, "A1" (Conglomerate)........           34,700              143,794
Grupo Financiero Banamex, "B"
  (Finance)* ...........................           62,300              121,449
Grupo Modelo S.A. de C.V.
  (Brewery) ............................           13,900              118,143
Grupo Television S.A. de C.V., GDR
  (Entertainment)* .....................           10,300              387,538
Kimberly-Clark de Mexico S.A. de
  C.V. (Forest and Paper Products)......           79,000              279,408
Organiz Soriana, "B" (Real Estate) .....           68,000              193,918
Telefonos de Mexico S.A. (Utilities -
  Telephone) ...........................          261,460              627,655
                                                                  ------------
                                                                  $  3,109,548
                                                                  ------------
Morocco -- 0.7%
Banque Marocaine Commerce
  (Banks and Credit Cos.) ..............            5,865         $    436,900
Brasseries Maroc (Consumer Goods
  and Services) ........................              850              288,646
Credit Eqdom (Financial
  Institutions) ........................              750              110,968
Ona Omnium Nord Africain S.A.
  (Conglomerate) .......................            3,990              483,351
Societe Nationale d'Investissement
  (Conglomerate)* ......................              245               23,562
Societe Nationale d'Investissement
  (Conglomerate) .......................            3,450              331,795
Wafabank (Banks and Credit Cos.)........            1,954              234,902
                                                                  ------------
                                                                  $  1,910,124
                                                                  ------------
Netherlands -- 4.3%
Akzo Nobel N.V. (Chemicals) ............           10,544         $  2,341,270
Benckiser N.V. "B" (Consumer
  Goods and Services)* .................           34,000            2,088,583


Issuer                                             Shares             Value
Foreign Stocks -- continued
Netherlands -- continued
Brunel International N.V. (Human
  Resources)* ..........................           32,106         $  1,332,166
Elsag Bailey Process Automation
  N.V. (Machinery)* ....................            4,600              110,688
Fugro N.V. (Engineering)* ..............            2,600              103,413
Hunter Douglas N.V., ADR
  (Consumer Goods and Services)*........           24,400            1,323,938
IHC Caland N.V. (Marine
  Equipment)* ..........................            9,500              534,127
ING Groep N.V. (Financial
  Services)* ...........................           44,839            2,932,755
Koninklijke Ahold N.V.
  (Supermarkets)* ......................           14,400              461,733
Koninklijke Ahrend Groep N.V.*
  (Consumer Goods and Services)*........           40,536            1,321,675
                                                                  ------------
                                                                  $ 12,550,348
                                                                  ------------
Pakistan
Hub Power Co. Ltd., GDR (Utilities -
  Electric)* ...........................           17,800         $    124,066
                                                                  ------------
Peru -- 0.5%
Alicorp S.A. (Consumer Goods
  and Services)* .......................          400,035         $     90,079
Compania de Minas Buenaventura
  S.A. (Mining) ........................           37,500              209,826
CPT Telefonica del Peru S.A., "B"
  (Utilities - Telephone) ..............          362,974              749,230
Credicorp Ltd. Holdings Co.
  (Banks and Credit Cos.) ..............           26,218              385,077
                                                                  ------------
                                                                  $  1,434,212
                                                                  ------------
Poland -- 0.6%
Bank Handlowy w Warszawie
  (Banks and Credit Cos.)+ .............            5,069         $     96,739
Bank Handlowy w Warszawie, GDR
  (Banks and Credit Cos.)*## ...........            9,990              190,809
Bank Rozwoju Eksportu S.A.
  (Banks and Credit Cos.) ..............           11,000              298,321
Bydgoska Fabryka Kabli S.A.
  (Electrical Equipment)* ..............           46,000              264,026
Elektrim Spolka Akcyjna S.A.
  (Electrical Equipment)* ..............           34,300              418,353
Exbud S.A. (Construction)* .............           15,700              189,238
KGHM Polska Miedz S.A., GDR
  (Metals and Minerals)*## .............           21,500              173,613
Orbis (Restaurants and Lodging)* .......            9,919               88,245
Polifarb Cieszyn (Consumer Goods
  and Services)* .......................           32,000               82,652
Zaklady Piwowarske w Zywcu
  (Beverages) ..........................               75                9,040
                                                                  ------------
                                                                  $  1,811,036
                                                                  ------------
Portugal -- 1.6%
Banco Espirito Santo
  e Comercial de Lisboa S.A.
  (Banks and Credit Cos.) ..............            4,313         $    129,383
Banco Pinto & Sotto Mayor, S.A.
  (Banks and Credit Cos.)*[dbldag] .....           93,136            1,921,836
BPI - Soc Gestora (Banks and
  Credit Cos.) .........................           32,100            1,034,818
Cimentos de Portugal S.A. (Building
  Materials) ...........................            2,839               99,644
Mota & Companhia S.A.
  (Construction) .......................            2,865               48,341
Portugal Telecom S.A. (Utilities -
  Telephone) ...........................           23,916            1,266,225

                                                                          29-WGO

Issuer                                                Shares            Value
Foreign Stocks -- continued
Portugal -- continued
Sonae Investimentos-Sociedade
  Gestora de Participacoes Sociais
  S.A. (Conglomerate) ....................             1,925        $    105,031
                                                                    ------------
                                                                    $  4,605,278
                                                                    ------------
Russia -- 0.6%
Lukoil Oil Co., ADR (Oils) ...............            23,645        $    794,472
Rostelecom, ADR
  (Telecommunications) ...................            26,666             356,658
Rostelecom, GDR
  (Telecommunications)* ..................             5,682             254,269
Unified Energy Systems, GDR
  (Utilities-Electric)* ..................            26,851             346,378
                                                                    ------------
                                                                    $  1,751,777
                                                                    ------------
Singapore -- 0.3%
Hong Leong Finance Ltd.
  (Finance)+ .............................            96,000        $     78,763
Mandarin Oriental International Ltd.
  (Restaurants and Lodging) ..............           403,138             229,789
Overseas Union Bank (Finance) ............           308,000             677,527
                                                                    ------------
                                                                    $    986,079
                                                                    ------------
South Africa -- 1.3%
Anglo American Corp. of South
  Africa Ltd. (Mining) ...................            19,478        $    649,267
DeBeers Centenary AG
  (Diamonds - Precious Stones) ...........             3,661              63,579
Dimension Data Holdings Ltd.
  (Financial Institutions) ...............            94,782             505,504
Imperial Holdings Ltd.
  (Conglomerate)* ........................            22,649             218,940
JD Group Ltd. (Stores)* ..................            24,294             161,555
Liberty Life Association of Africa
  Ltd. (Insurance) .......................            25,487             491,050
Nedcor Ltd. (Banks and
  Credit Cos.)* ..........................            32,471             692,715
Real Africa Holdings Ltd.
  (Conglomerate)* ........................            91,438             313,937
Real Africa Holdings Ltd., ADR
  (Conglomerate) .........................             9,032              16,709
Sasol Ltd. (Oils) ........................            23,840             136,484
South African Breweries Ltd.
  (Brewery) ..............................            32,400             658,800
                                                                    ------------
                                                                    $  3,908,540
                                                                    ------------
South Korea -- 0.3%
Pohang Iron & Steel Co.
  (Construction) .........................            12,970        $    433,444
Samsung Display Devices Co.
  (Electronics) ..........................             4,681             128,129
Samsung Electronic (Electronics) .........             8,126             252,084
SK Telecommunications
  (Telecommunications) ...................               160              72,479
                                                                    ------------
                                                                    $    886,136
                                                                    ------------
Spain -- 0.7%
Acerinox S.A. (Iron and Steel) ...........             7,685        $  1,022,130
Telefonica de Espana (Utilities -
  Telephone) .............................            19,900             918,980
                                                                    ------------
                                                                    $  1,941,110
                                                                    ------------
Sweden -- 2.1%
Saab AB, "B" (Aerospace) .................            45,925        $    483,118
Securitas AB (Special Products
  and Services) ..........................            34,100           1,667,633


Issuer                                               Shares             Value
Foreign Stocks -- continued
Sweden -- continued
Skandia Forsakrings AB
  (Insurance) ............................           122,885        $  1,754,401
Sparbanken Sverige AB, "A"
  (Banks and Credit Cos.) ................            19,009             571,341
Volvo AB (Automotive) ....................            59,500           1,769,725
                                                                    ------------
                                                                    $  6,246,218
                                                                    ------------
Switzerland -- 2.3%
Barry Callebaut AG (Food
  Products)* .............................             2,800        $    603,958
Clariant AG (Chemicals) ..................             1,190             784,175
Hiestand Holding AG (Food
  Products) ..............................             1,550             532,685
Julius Baer Holdings (Banks and
  Credit Cos.) ...........................               435           1,361,527
Kuoni Reisen Holdings AG
  (Transportation) .......................               199             988,437
Nestle AG (Food and Beverage
  Products) ..............................               590           1,263,285
Novartis AG (Pharmaceuticals) ............               618           1,028,913
                                                                    ------------
                                                                    $  6,562,980
                                                                    ------------
Taiwan -- 0.3%
Taipei Fund (Finance)* ...................               101        $    858,500
                                                                    ------------
Thailand -- 0.1%
Thai Farmers Bank (Banks and
  Credit Cos.) ...........................           210,000        $    186,250
                                                                    ------------
Turkey -- 0.7%
Akbank (Banks and Credit Cos.)* ..........         4,746,820        $    153,348
Akbank, Bonus Shares (Banks and
  Credit Cos.) ...........................         7,120,230             230,021
Arcelik A.S. (Consumer Goods and
  Services) ..............................         3,708,020             174,112
Ardem Pisirici ve Isitici Cihazlar
  Sanayii A.S. (Conglomerate) ............         2,108,700              87,133
Cimsa Cimento Sanayi ve Ticaret
  A.S. (Construction Services) ...........         2,710,500             137,454
Haci Omer Sabanci Holdings A.S.,
  ADR (Conglomerate)*## ..................            12,707             197,911
Trakya Cam Sanayii (Housewares) ..........         3,795,662             156,840
Vestel Electronic (Electronics) ..........         2,384,100             317,928
Yapi ve Kredi Bankasi (Banks and
  Credit Cos.) ...........................        12,826,100             327,627
Yapi ve Kredi Bankasi (Banks and
  Credit Cos.)## .........................        10,132,619             258,825
                                                                    ------------
                                                                    $  2,041,199
                                                                    ------------
United Kingdom -- 6.6%
ARM Holdings PLC (Computer
  Software - Systems)* ...................               320        $      6,138
ARM Holdings PLC, ADR (Computer
  Software - Systems)* ...................             4,700             287,875
Bank of Scotland (Banks and Credit
  Cos.)* .................................            69,131             773,734
Booker PLC (Food - Wholesale) ............           248,500           1,023,811
British Aerospace (Aerospace and
  Defense)* ..............................           166,288           1,273,122
British Petroleum PLC (Oils)* ............           152,431           2,222,189
CBT Group PLC, ADR (Computer
  Software - Personal Computers) .........               200              10,900
Danka Business Systems, ADR
  (Business Services) ....................            33,750             398,672
HSBC Holdings PLC (Financial
  Services)* .............................            13,867             339,224
ICON PLC, ADR (Biotechnology)* ...........               100               2,525

30-WGO

Issuer                                                                             Shares             Value
Foreign Stocks -- continued
United Kingdom -- continued
Jarvis Hotels PLC (Restaurants and
  Lodging)+ ............................................................          573,491         $  1,645,324
Kwik-Fit Holdings PLC (Automotive
  Repair Centers) ......................................................          140,997            1,142,990
Lloyds TSB Group PLC (Banks and
  Credit Cos.)* ........................................................          114,387            1,599,838
LucasVarity PLC (Automotive) ...........................................          559,100            2,219,539
Sema Group PLC (Computer
  Software - Systems) ..................................................          170,100            2,000,275
Taylor Nelson Sofres PLC (Market
  Research) ............................................................          712,500            1,461,794
Thomson Travel Group PLC (Travel
  Services)* ...........................................................          290,700              906,740
Tomkins PLC (Conglomerate) .............................................          142,214              771,536
Williams PLC (Diversified
  Manufacturing Operations) ............................................          173,559            1,114,562
                                                                                                  ------------
                                                                                                  $ 19,200,788
                                                                                                  ------------
  Total Foreign Stocks ......................................................................     $154,128,727
                                                                                                  ------------
U.S. Stocks -- 42.7%
Advertising
Doubleclick, Inc.* .....................................................              200         $      9,938
                                                                                                  ------------
Aerospace -- 0.2%
Gulfstream Aerospace Corp.* ............................................           12,670         $    589,155
                                                                                                  ------------
Automotive
Federal Mogul Corp. ....................................................              600         $     40,500
Hayes Lemmerz International, Inc.*......................................              100                3,975
                                                                                                  ------------
                                                                                                  $     44,475
                                                                                                  ------------
Biotechnology
Waters Corp.* ..........................................................              200         $     11,787
                                                                                                  ------------
Broadcasting
Citadel Communications Corp. ...........................................            2,300         $     36,800
                                                                                                  ------------
Business Machines -- 0.3%
Affiliated Computer Services, Inc., "A"*                                           11,280         $    434,280
Compaq Computer Corp. ..................................................            8,860              251,403
Sun Microsystems, Inc.* ................................................            5,100              221,531
                                                                                                  ------------
                                                                                                  $    907,214
                                                                                                  ------------
Business Services -- 2.8%
AccuStaff, Inc.* .......................................................           55,940         $  1,748,125
BISYS Group, Inc.* .....................................................            4,860              199,260
Ceridian Corp.* ........................................................            6,100              358,375
Computer Learning Centers, Inc.* .......................................           10,000              248,750
Computer Sciences Corp. ................................................           18,700            1,196,800
DA Consulting Group, Inc.* .............................................            1,200               17,250
DST Systems, Inc.* .....................................................            7,000              392,000
First Data Corp. .......................................................           29,730              990,381
Fiserv, Inc. ...........................................................              300               12,741
Interim Services, Inc.* ................................................              400               12,850
Learning Tree International, Inc.* .....................................           36,290              730,336
Metamor Worldwide, Inc.* ...............................................            4,100              144,269
NOVA Corp.* ............................................................            3,300              117,975
Policy Management Systems Corp.*........................................           19,560              767,730
Professional Detailing, Inc.* ..........................................              300                7,455
Renaissance Worldwide, Inc.* ...........................................           20,200              439,350
Technology Solutions Co.* ..............................................           20,950              663,853
                                                                                                  ------------
                                                                                                  $  8,047,500
                                                                                                  ------------
Computer Software --
  Personal Computers -- 2.2%
Autodesk, Inc. .........................................................            4,300         $    166,088
Microsoft Corp.* .......................................................           57,300            6,209,887
                                                                                                  ------------
                                                                                                  $  6,375,975
                                                                                                  ------------


Issuer                                                                             Shares             Value
U.S. Stocks -- continued
Computer Software --
  Services -- 0.1%
International Integration, Inc.* .......................................              300         $      5,175
Mobius Management Systems, Inc.*........................................            7,800              117,000
Tecnomatix Technologies Ltd.* ..........................................            9,113              182,260
                                                                                                  ------------
                                                                                                  $    304,435
                                                                                                  ------------
Computer Software --
  Systems -- 8.9%
Aspen Technology, Inc. .................................................              300         $     15,150
BMC Software, Inc.* ....................................................          106,300            5,520,956
Cadence Design Systems, Inc.* ..........................................          107,810            3,369,062
Computer Associates International, Inc.                                           118,250            6,570,266
Compuware Corp.* .......................................................           94,200            4,815,975
Keane, Inc.* ...........................................................              200               11,200
Learning Co., Inc.* ....................................................              500               14,813
Oracle Corp.* ..........................................................          180,255            4,427,513
Siebel Systems, Inc.* ..................................................            4,200              135,450
SunGard Data Systems, Inc.* ............................................            1,500               57,562
Synopsys, Inc.* ........................................................           21,500              983,625
Whittman-Hart, Inc.* ...................................................              300               14,513
                                                                                                  ------------
                                                                                                  $ 25,936,085
                                                                                                  ------------
Consumer Goods and
  Services -- 3.8%
Carson, Inc., "A"* .....................................................           29,300         $    230,737
Rubbermaid, Inc. .......................................................            7,200              238,950
Tyco International Ltd. ................................................          169,596           10,684,548
                                                                                                  ------------
                                                                                                  $ 11,154,235
                                                                                                  ------------
Defense Electronics -- 0.1%
Loral Space & Communications
  Corp.* ...............................................................           13,050         $    368,662
                                                                                                  ------------
Electronics -- 0.6%
Altera Corp.* ..........................................................           22,620         $    668,704
Amkor Technology, Inc.* ................................................           95,100              888,591
Intel Corp. ............................................................              890               65,971
Xilinx, Inc.* ..........................................................            3,580              121,720
                                                                                                  ------------
                                                                                                  $  1,744,986
                                                                                                  ------------
Entertainment -- 3.0%
CBS Corp. ..............................................................           23,770         $    754,697
Clear Channel
  Communications, Inc.* ................................................           10,480            1,143,630
Cox Radio, Inc., "A"* ..................................................           28,200            1,219,650
Gemstar International Group Ltd.* ......................................            3,500              131,031
Harrah's Entertainment, Inc.* ..........................................           16,550              384,788
Hearst-Argyle Television, Inc.* ........................................            5,900              236,000
Heftel Broadcasting Corp., "A"* ........................................            5,700              255,075
Jacor Communications, Inc.* ............................................           16,580              978,220
Premier Parks, Inc.* ...................................................            3,400              226,525
Time Warner, Inc. ......................................................           15,900            1,358,456
Univision Communications, Inc., "A"*....................................           12,000              447,000
Viacom, Inc., "B"* .....................................................           26,340            1,534,305
                                                                                                  ------------
                                                                                                  $  8,669,377
                                                                                                  ------------
Financial Institutions -- 1.0%
ARM Financial Group, Inc., "A" .........................................            3,700         $     81,863
Associates First Capital Corp., "A" ....................................            5,490              422,044
Consolidated Capital Corp.* ............................................           13,160              295,894
Donaldson Lufkin & Jenrette, Inc. ......................................            5,400              274,387
Franklin Resources, Inc. ...............................................           19,380            1,046,520
Morgan Stanley Dean Witter & Co. .......................................            7,290              666,124
U.S. Trust Corp. .......................................................            1,400              106,750
                                                                                                  ------------
                                                                                                  $  2,893,582
                                                                                                  ------------

                                                                          31-WGO

Issuer                                                                             Shares                Value
U.S. Stocks -- continued
Food and Beverage Products
Suiza Foods Corp.* .....................................................              200             $     11,813
                                                                                                      ------------
Insurance -- 0.1%
Annuity and Life Re Holdings Ltd.*......................................            6,800             $    150,450
Conseco, Inc. ..........................................................            1,400                   65,450
Life Re Corp. ..........................................................            1,600                  132,600
                                                                                                      ------------
                                                                                                      $    348,500
                                                                                                      ------------
Machinery -- 0.1%
SI Handling Systems, Inc. ..............................................           11,800             $    154,875
                                                                                                      ------------
Medical and Health Products -- 0.4%
Boston Scientific Corp.* ...............................................            7,890             $    565,121
McKesson Corp. .........................................................            7,600                  617,500
PSS World Medical, Inc.* ...............................................            2,600                   38,025
                                                                                                      ------------
                                                                                                      $  1,220,646
                                                                                                      ------------
Medical and Health Technology
  and Services -- 3.3%
Cardinal Health, Inc. ..................................................            3,890             $    364,688
Columbia/HCA Healthcare Corp. ..........................................              400                   11,650
Guidant Corp. ..........................................................            3,700                  263,856
HBO & Co. ..............................................................           34,400                1,212,600
Health Management Associates,
  Inc., "A"* ...........................................................            2,250                   75,234
HealthSouth Corp.* .....................................................           36,700                  979,431
Integrated Health Services, Inc. .......................................            3,200                  120,000
Medtronic, Inc. ........................................................            5,100                  325,125
Orthodontic Centers of America,
  Inc.* ................................................................           12,130                  253,972
PacifiCare Health Systems, Inc., "B"*...................................            6,690                  591,229
Province Healthcare Co.* ...............................................              300                    8,306
Steris Corp.* ..........................................................            2,800                  178,063
Total Renal Care Holdings, Inc.* .......................................           19,296                  665,712
United Healthcare Corp. ................................................           66,400                4,216,400
Wellpoint Health Networks, Inc., "A"*...................................            5,580                  412,920
                                                                                                      ------------
                                                                                                      $  9,679,186
                                                                                                      ------------
Pharmaceuticals
King Pharmaceuticals, Inc.* ............................................            3,200             $     44,800
                                                                                                      ------------
Pollution Control -- 0.1%
American Disposal Services, Inc. .......................................              300             $     14,062
U.S.A. Waste Services, Inc.* ...........................................            6,460                  318,963
                                                                                                      ------------
                                                                                                      $    333,025
                                                                                                      ------------
Printing and Publishing
Workflow Management, Inc. ..............................................                1             $          8
                                                                                                      ------------
Restaurants and Lodging -- 2.3%
Applebee's International, Inc. .........................................            9,670             $    216,366
Buffets, Inc.* .........................................................           21,400                  335,713
Cendant Corp.* .........................................................          251,353                5,246,994
Outback Steakhouse, Inc.* ..............................................              300                   11,700
Promus Hotel Corp.* ....................................................           22,345                  860,282
Showbiz Pizza Time, Inc.* ..............................................              300                   12,094
                                                                                                      ------------
                                                                                                      $  6,683,149
                                                                                                      ------------
Special Products and Services -- 0.2%
Central Parking Corp. ..................................................            1,200             $     55,800
Newport News Shipbuilding, Inc. ........................................           21,640                  578,870
School Specialty, Inc. .................................................              100                    1,637
Sodexho Marriott Services, Inc. ........................................              500                   14,500
                                                                                                      ------------
                                                                                                      $    650,807
                                                                                                      ------------


Issuer                                                                             Shares                 Value
U.S. Stocks -- continued
Stores -- 4.8%
Borders Group, Inc.* ...................................................              400             $     14,800
Consolidated Stores Corp.* .............................................            3,450                  125,063
Corporate Express, Inc.* ...............................................           32,290                  409,679
CVS Corp. ..............................................................           27,940                1,087,914
Dollar General Corp. ...................................................            1,825                   72,202
Duane Reade, Inc.* .....................................................              400                   12,000
General Nutrition Cos., Inc.* ..........................................            7,750                  241,219
Home Depot, Inc. .......................................................           31,350                2,604,009
Kohl's Corp. ...........................................................            4,300                  223,063
Linens 'N Things, Inc.* ................................................            3,700                  113,081
Lowes Co., Inc. ........................................................           30,200                1,224,987
Micro Warehouse, Inc.* .................................................           30,500                  472,750
Office Depot, Inc.* ....................................................           78,840                2,488,387
Proffitts, Inc.* .......................................................            3,000                  121,125
Republic Industries, Inc.* .............................................           68,160                1,704,000
Rite Aid Corp. .........................................................           58,080                2,181,630
Staples, Inc.* .........................................................           28,350                  820,378
Viking Office Products, Inc.* ..........................................              400                   12,550
                                                                                                      ------------
                                                                                                      $ 13,928,837
                                                                                                      ------------
Supermarkets -- 0.8%
Meyer (Fred), Inc.* ....................................................           46,750             $  1,986,875
Safeway, Inc.* .........................................................            9,400                  382,462
                                                                                                      ------------
                                                                                                      $  2,369,337
                                                                                                      ------------
Telecommunications -- 7.5%
AirTouch Communications, Inc.* .........................................            9,200             $    537,625
Amdocs Ltd.* ...........................................................            2,000                   30,250
American Tower Corp., "A"* .............................................            7,400                  184,538
Aspect Telecommunications Corp.*........................................            3,400                   93,075
Century Telephone Enterprises, Inc......................................           14,270                  654,636
Cisco Systems, Inc.* ...................................................           86,750                7,986,422
Global TeleSystems Group, Inc.* ........................................           48,561                2,367,349
Intermedia Communications, Inc.* .......................................           45,300                1,899,769
International Business
  Communications Systems, Inc.*[dbldag]+                                           12,600                        0
L-3 Communications Holding, Inc.*.......................................              400                   13,000
Lucent Technologies, Inc. ..............................................           15,800                1,314,362
MCI Communications Corp. ...............................................           47,900                2,784,187
Sprint Corp. ...........................................................            5,200                  366,600
Tel-Save Holdings, Inc.* ...............................................           18,030                  265,943
Tellabs, Inc.* .........................................................            8,100                  580,162
WorldCom, Inc.* ........................................................           54,185                2,624,586
                                                                                                      ------------
                                                                                                      $ 21,702,504
                                                                                                      ------------
Transportation -- 0.1%
Coach USA, Inc.* .......................................................            2,820             $    128,663
                                                                                                      ------------
    Total U.S. Stocks ...........................................................................     $124,350,356
                                                                                                      ------------
    Total Stocks
      (Identified Cost, $229,520,151) ...........................................................     $278,479,083
                                                                                                      ------------
Rights
Bank Rozwoju Eksportu S.A. (Banks
  and Credit Cos.)* ....................................................           11,000             $      3,157
Telecomunicacoes do Rio de
  Janeiro (Telecommunications)* ........................................           21,727                        0
                                                                                                      ------------
    Total Rights (Identified Cost, $0) ..........................................................     $      3,157
                                                                                                      ------------
Warrants
Hong Kong & China Gas Co. Ltd.
  (Utilities - Gas)* ...................................................            4,700             $          0
Hysan Development (Real Estate)*........................................            6,300                       52
Wharf Holdings (Real Estate)* ..........................................            5,450                      253
                                                                                                      ------------
    Total Warrants (Identified Cost, $0) ........................................................     $        305
                                                                                                      ------------



32-WGO

Short-Term Obligations -- 4.0%



                                                     Principal Amount
Issuer                                                 (000 Omitted)        Value
Federal National Mortgage Assn.,
  due 7/02/98 - 7/08/98 ..........................        $10,500       $ 10,493,665
Ford Motor Credit Corp.,
  due 7/01/98 ....................................          1,300          1,300,000
                                                                        ------------
    Total Short-Term Obligations, at Amortized Cost .................   $ 11,793,665
                                                                        ------------
    Total Investments
      (Identified Cost, $241,313,816) ...............................   $290,276,210
                                                                        ------------
Other Assets,
    Less Liabilities -- 0.4% ........................................      1,036,444
                                                                        ------------
    Net Assets -- 100.0% ............................................   $291,312,654
                                                                        ============

           See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
 *Non-income producing security.
 **Non-income producing security - in default.
##SEC Rule 144A restriction.
 +Restricted security.
 [dbldag]Security valued by or at the direction of the Trustees.

                                                                          33-WGO

MFS/Sun Life Series Trust

Statements of Assets and Liabilities -- June 30, 1998


                                                                                         Capital                  Conservative
                                                                                       Appreciation                  Growth
Assets:                                                                                   Series                     Series
 Investments --                                                                     -----------------         -------------------
  Unaffiliated issuers, at cost ...................................................  $1,114,467,767             $ 1,246,463,280
  Unrealized appreciation .........................................................     468,775,578                 366,417,831
                                                                                     --------------             ---------------
    Total investments, at value ...................................................  $1,583,243,345             $ 1,612,881,111
 Cash .............................................................................          26,716                     900,480
 Receivable for investments sold ..................................................      17,607,777                   8,660,484
 Receivable for Series shares sold ................................................         946,317                   2,085,288
 Interest and dividends receivable ................................................         379,086                   2,154,726
 Other assets .....................................................................           8,550                       7,596
                                                                                     --------------             ---------------
    Total assets ..................................................................  $1,602,211,791             $ 1,626,689,685
                                                                                     --------------             ---------------
Liabilities:
 Payable for investments purchased ................................................  $    9,502,496             $    24,513,211
 Payable for Series shares reacquired .............................................         420,367                     583,531
 Payable to affiliates --
  Investment advisory fee .........................................................          94,366                      72,123
  Administrative fee ..............................................................           2,140                       1,845
 Accrued expenses and other liabilities ...........................................          66,614                      62,617
                                                                                     --------------             ---------------
    Total liabilities .............................................................  $   10,085,983             $    25,233,327
                                                                                     --------------             ---------------
     Net assets ...................................................................  $1,592,125,808             $ 1,601,456,358
                                                                                     ==============             ===============
Net assets consist of:
 Paid-in capital ..................................................................  $1,031,402,969             $ 1,157,418,357
 Unrealized appreciation on investments and translation of assets
  and liabilities in foreign currencies ...........................................     468,775,578                 366,418,648
 Accumulated undistributed net realized gain on investments and foreign
  currency transactions ...........................................................      93,721,189                  70,404,322
 Accumulated undistributed net investment income (loss) ...........................      (1,773,928)                  7,215,031
                                                                                     --------------             ---------------
     Total ........................................................................  $1,592,125,808             $ 1,601,456,358
                                                                                     ==============             ===============
 Shares of beneficial interest outstanding ........................................      37,220,825                  44,363,836
                                                                                     ==============             ===============
 Net asset value, offering price and redemption price per share (net assets
  [divided by] shares of beneficial interest outstanding) .........................  $        42.78             $         36.10
                                                                                     ==============             ===============



                                                                                        Emerging                  Managed
                                                                                         Growth                   Sectors
Assets:                                                                                  Series                    Series
 Investments --                                                                     ---------------           ---------------
  Unaffiliated issuers, at cost ...................................................   $474,391,949             $323,915,128
  Unrealized appreciation .........................................................    156,931,525               52,623,408
                                                                                      ------------             ------------
    Total investments, at value ...................................................   $631,323,474             $376,538,536
 Cash .............................................................................            677                    3,433
 Receivable for investments sold ..................................................      2,747,786                1,945,158
 Receivable for Series shares sold ................................................        512,412                  236,844
 Interest and dividends receivable ................................................         87,995                  192,580
 Other assets .....................................................................          3,005                    2,233
                                                                                      ------------             ------------
    Total assets ..................................................................   $634,675,349             $378,918,784
                                                                                      ------------             ------------
Liabilities:
 Payable for investments purchased ................................................   $  5,789,378             $  1,788,937
 Payable for Series shares reacquired .............................................          2,361                  289,276
 Payable to affiliates --
  Investment advisory fee .........................................................         36,501                   22,782
  Administrative fee ..............................................................            770                      465
 Accrued expenses and other liabilities ...........................................         51,589                   36,165
                                                                                      ------------             ------------
    Total liabilities .............................................................   $  5,880,599             $  2,137,625
                                                                                      ------------             ------------
     Net assets ...................................................................   $628,794,750             $376,781,159
                                                                                      ============             ============
Net assets consist of:
 Paid-in capital ..................................................................   $459,907,841             $303,359,565
 Unrealized appreciation on investments and translation of assets and liabilities      156,931,388               52,623,408
  in foreign currencies
 Accumulated undistributed net realized gain on investments and foreign currency        12,183,148               21,125,063
  transactions
 Accumulated undistributed net investment income (loss) ...........................       (227,627)                (326,877)
                                                                                      ------------             ------------
     Total ........................................................................   $628,794,750             $376,781,159
                                                                                      ============             ============
 Shares of beneficial interest outstanding ........................................     29,847,696               13,413,262
                                                                                      ============             ============
 Net asset value, offering price and redemption price per share (net assets
  [divided by] shares of beneficial interest outstanding) .........................   $      21.07             $      28.09
                                                                                      ============             ============



                       See notes to financial statements

MFS/Sun Life Series Trust

                                                                                                                     Total
                                                                                         Research                    Return
Assets:                                                                                   Series                     Series
 Investments --                                                                     -----------------         -------------------
  Unaffiliated issuers, at cost ...................................................   $ 724,986,753             $ 1,671,728,415
  Unrealized appreciation .........................................................     179,026,182                 247,428,190
                                                                                      -------------             ---------------
    Total investments, at value ...................................................   $ 904,012,935             $ 1,919,156,605
 Cash .............................................................................          33,460                     698,388
 Foreign currency, at value (identified cost, $1,442 and $202,421, respectively)...         --                        --
 Net receivable for forward foreign currency exchange contracts to purchase .......         --                        --
 Receivable for investments sold ..................................................       3,697,150                   7,194,646
 Receivable for Series shares sold ................................................       1,002,837                     906,992
 Interest and dividends receivable ................................................         746,366                  12,220,460
 Other assets .....................................................................           4,398                      11,136
                                                                                      -------------             ---------------
    Total assets ..................................................................   $ 909,497,146             $ 1,940,188,227
                                                                                      -------------             ---------------
Liabilities:
 Payable for investments purchased ................................................   $   2,788,995             $    25,765,459
 Payable for Series shares reacquired .............................................           2,687                   1,044,104
 Net payable for forward foreign currency exchange contracts to sell ..............         --                        --
 Payable to affiliates --
  Investment advisory fee .........................................................          51,792                     102,383
  Administrative fee ..............................................................           1,110                       2,535
 Accrued expenses and other liabilities ...........................................          65,398                      84,191
                                                                                      -------------             ---------------
    Total liabilities .............................................................   $   2,909,982             $    26,998,672
                                                                                      -------------             ---------------
     Net assets ...................................................................   $ 906,587,164             $ 1,913,189,555
                                                                                      =============             ===============
Net assets consist of:
 Paid-in capital ..................................................................   $ 689,265,510             $ 1,507,312,919
 Unrealized appreciation on investments and translation of assets and liabilities
  in foreign currencies ...........................................................     179,026,123                 247,423,653
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ....................................................................      36,890,204                 126,353,771
 Accumulated undistributed net investment income ..................................       1,405,327                  32,099,212
                                                                                      -------------             ---------------
     Net assets ...................................................................   $ 906,587,164             $ 1,913,189,555
                                                                                      =============             ===============
 Shares of beneficial interest outstanding ........................................      41,036,755                  92,476,608
                                                                                      =============             ===============
 Net asset value, offering price and redemption price per share (net assets
  [divided by] shares of beneficial interest outstanding) .........................   $       22.09             $         20.69
                                                                                      =============             ===============



                                                                                                                    World
                                                                                         Utilities                  Growth
Assets:                                                                                    Series                   Series
 Investments --                                                                      -----------------        -----------------
  Unaffiliated issuers, at cost ...................................................    $ 167,327,564            $ 241,313,816
  Unrealized appreciation .........................................................       14,558,956               48,962,394
                                                                                       -------------            -------------
    Total investments, at value ...................................................    $ 181,886,520            $ 290,276,210
 Cash .............................................................................            4,221                  695,784
 Foreign currency, at value (identified cost, $1,442 and $202,421, respectively)...            1,434                  202,421
 Net receivable for forward foreign currency exchange contracts to purchase .......           12,044                  --
 Receivable for investments sold ..................................................          947,094                2,033,212
 Receivable for Series shares sold ................................................          463,247                   33,412
 Interest and dividends receivable ................................................          775,824                  521,185
 Other assets .....................................................................              806                    1,657
                                                                                       -------------            -------------
    Total assets ..................................................................    $ 184,091,190            $ 293,763,881
                                                                                       -------------            -------------
Liabilities:
 Payable for investments purchased ................................................    $   8,313,051            $   2,176,657
 Payable for Series shares reacquired .............................................            2,231                  167,359
 Net payable for forward foreign currency exchange contracts to sell ..............          --                         1,170
 Payable to affiliates --
  Investment advisory fee .........................................................           10,686                   21,435
  Administrative fee ..............................................................              214                      418
 Accrued expenses and other liabilities ...........................................           20,294                   84,188
                                                                                       -------------            -------------
    Total liabilities .............................................................    $   8,346,476            $   2,451,227
                                                                                       -------------            -------------
     Net assets ...................................................................    $ 175,744,714            $ 291,312,654
                                                                                       =============            =============
Net assets consist of:
 Paid-in capital ..................................................................    $ 144,896,147            $ 228,035,845
 Unrealized appreciation on investments and translation of assets and liabilities
  in foreign currencies ...........................................................       14,567,587               48,950,898
 Accumulated undistributed net realized gain on investments and foreign currency
  transactions ....................................................................       14,077,304               13,883,365
 Accumulated undistributed net investment income ..................................        2,203,676                  442,546
                                                                                       -------------            -------------
     Net assets ...................................................................    $ 175,744,714            $ 291,312,654
                                                                                       =============            =============
 Shares of beneficial interest outstanding ........................................       10,841,172               18,869,314
                                                                                       =============            =============
 Net asset value, offering price and redemption price per share (net assets
  [divided by] shares of beneficial interest outstanding) .........................    $       16.21            $       15.44
                                                                                       =============            =============


                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Operations -- Six Months Ended June 30, 1998


                                                                                            Capital             Conservative
                                                                                         Appreciation              Growth
Net investment income:                                                                      Series                 Series
 Income --                                                                             ----------------       ---------------
  Interest ...........................................................................   $  1,105,813          $  1,197,440
  Dividends ..........................................................................      2,802,676            10,260,792
  Foreign taxes withheld .............................................................        (10,492)             (141,523)
                                                                                         ------------          ------------
   Total investment income ...........................................................   $  3,897,997          $ 11,316,709
                                                                                         ------------          ------------
 Expenses --
  Investment advisory fees ...........................................................   $  5,363,878          $  3,795,586
  Trustees' fees .....................................................................          3,473                 3,473
  Administrative fee .................................................................        104,540                98,441
  Custodian fee ......................................................................        159,927               175,287
  Auditing fee .......................................................................         21,565                22,665
  Legal fee ..........................................................................            321                   314
  Printing expense ...................................................................         32,397                11,842
  Miscellaneous ......................................................................          6,324                 4,980
                                                                                         -------------         ------------
   Total expenses ....................................................................   $  5,692,425          $  4,112,588
  Fees paid indirectly ...............................................................        (20,500)              (12,070)
                                                                                         -------------         ------------
   Net expenses ......................................................................   $  5,671,925          $  4,100,518
                                                                                         -------------         ------------
    Net investment income (loss) .....................................................   $ (1,773,928)         $  7,216,191
                                                                                         -------------         ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $113,908,310          $ 74,300,612
  Foreign currency transactions ......................................................         (5,904)               (4,744)
  Written options transactions .......................................................        --                    --
                                                                                         -------------         ------------
    Net realized gain on investments and foreign currency transactions ...............   $113,902,406          $ 74,295,868
                                                                                         -------------         ------------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................   $153,036,764          $128,665,989
  Translation of assets and liabilities in foreign currencies ........................              7                 2,727
  Written options ....................................................................        --                    --
                                                                                         -------------         ------------
   Net unrealized gain on investments and foreign currency translation ...............   $153,036,771          $128,668,716
                                                                                         -------------         ------------
    Net realized and unrealized gain on investments and foreign currency .............   $266,939,177          $202,964,584
                                                                                         -------------         ------------
     Increase in net assets from operations ..........................................   $265,165,249          $210,180,775
                                                                                         =============        =============



                                                                                            Emerging              Managed
                                                                                             Growth               Sectors
Net investment income:                                                                       Series               Series
 Income --                                                                              ---------------       --------------
  Interest ...........................................................................   $    548,854          $   364,954
  Dividends ..........................................................................      1,356,021              780,020
  Foreign taxes withheld .............................................................        (10,498)                (105)
                                                                                         ------------          -----------
   Total investment income ...........................................................   $  1,894,377          $ 1,144,869
                                                                                         ------------          -----------
 Expenses --
  Investment advisory fees ...........................................................   $  1,947,011          $ 1,359,694
  Trustees' fees .....................................................................          3,473                3,473
  Administrative fee .................................................................         40,697               27,658
  Custodian fee ......................................................................         88,431               56,272
  Auditing fee .......................................................................         30,865               22,815
  Legal fee ..........................................................................            218               --
  Printing expense ...................................................................         19,524               13,431
  Miscellaneous ......................................................................          3,670                    1
                                                                                         ------------          -----------
   Total expenses ....................................................................   $  2,133,889          $ 1,483,344
  Fees paid indirectly ...............................................................        (11,885)             (11,598)
                                                                                         ------------          -----------
   Net expenses ......................................................................   $  2,122,004          $ 1,471,746
                                                                                         ------------          -----------
    Net investment income (loss) .....................................................   $   (227,627)         $  (326,877)
                                                                                         ------------          -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................   $ 15,833,447          $22,515,689
  Foreign currency transactions ......................................................          1,556               --
  Written options transactions .......................................................        --                   741,148
                                                                                         ------------          -----------
    Net realized gain on investments and foreign currency transactions ...............   $ 15,835,003          $23,256,837
                                                                                         ------------          -----------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................   $ 86,287,811          $14,743,681
  Translation of assets and liabilities in foreign currencies ........................           (117)              --
  Written options ....................................................................        --                 2,643,732
                                                                                         ------------          -----------
   Net unrealized gain on investments and foreign currency translation ...............   $ 86,287,694          $17,387,413
                                                                                         ------------          -----------
    Net realized and unrealized gain on investments and foreign currency .............   $102,122,697          $40,644,250
                                                                                         ------------          -----------
     Increase in net assets from operations ..........................................   $101,895,070          $40,317,373
                                                                                         ============          ===========


                       See notes to financial statements

MFS/Sun Life Series Trust

                                                                                                                    Total
                                                                                          Research                 Return
Net investment income:                                                                      Series                 Series
 Income --                                                                             ---------------        ----------------
  Interest ...........................................................................  $    595,929            $ 26,465,742
  Dividends ..........................................................................     3,897,297              11,858,051
  Foreign taxes withheld .............................................................       (48,632)               (194,944)
                                                                                        ------------            ------------
   Total investment income ...........................................................  $  4,444,594            $ 38,128,849
                                                                                        ------------            ------------
 Expenses --
  Investment advisory fees ...........................................................  $  2,795,653            $  5,912,228
  Trustees' fees .....................................................................         3,473                   3,473
  Administrative fee .................................................................        59,515                 125,134
  Custodian fee ......................................................................       125,969                 197,579
  Auditing fee .......................................................................        28,815                  25,015
  Legal fee ..........................................................................           609                     487
  Printing expense ...................................................................        25,736                  34,580
  Interest expense ...................................................................          --                    37,031
  Miscellaneous ......................................................................         7,768                  23,341
                                                                                        ------------            ------------
   Total expenses ....................................................................  $  3,047,538            $  6,358,868
  Fees paid indirectly ...............................................................        (8,757)                (49,846)
                                                                                        ------------            ------------
   Net expenses ......................................................................  $  3,038,781            $  6,309,022
                                                                                        ------------            ------------
    Net investment income ............................................................  $  1,405,813            $ 31,819,827
                                                                                        ------------            ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................  $ 38,620,207            $127,093,530
  Foreign currency transactions ......................................................       (19,400)                (22,592)
                                                                                        ------------            ------------
    Net realized gain on investments and foreign currency transactions ...............  $ 38,600,807            $127,070,938
                                                                                        ------------            ------------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................  $ 92,207,419            $ (8,300,433)
  Translation of assets and liabilities in foreign currencies ........................           488                  (2,299)
                                                                                        ------------            ------------
   Net unrealized gain (loss) on investments and foreign currency translation ........  $ 92,207,907            $ (8,302,732)
                                                                                        ------------            ------------
    Net realized and unrealized gain on investments and foreign currency .............  $130,808,714            $118,768,206
                                                                                        ------------            ------------
     Increase in net assets from operations ..........................................  $132,214,527            $150,588,033
                                                                                        ============            ============

                           See notes to financial statements



                                                                                                                   World
                                                                                           Utilities               Growth
Net investment income:                                                                       Series                Series
 Income --                                                                              ---------------       ---------------
  Interest ...........................................................................    $   773,692           $   293,440
  Dividends ..........................................................................      2,029,464             2,161,285
  Foreign taxes withheld .............................................................        (79,594)             (172,984)
                                                                                          -----------           -----------
   Total investment income ...........................................................    $ 2,723,562           $ 2,281,741
                                                                                          -----------           -----------
 Expenses --
  Investment advisory fees ...........................................................    $   556,434           $ 1,240,291
  Trustees' fees .....................................................................          3,473                 3,473
  Administrative fee .................................................................         11,108                20,602
  Custodian fee ......................................................................         36,448                88,117
  Auditing fee .......................................................................         --                    37,315
  Legal fee ..........................................................................            409                   816
  Printing expense ...................................................................          6,467                 2,193
  Interest expense ...................................................................         26,413                --
  Miscellaneous ......................................................................         --                    --
                                                                                          -----------           -----------
   Total expenses ....................................................................    $   640,752           $ 1,392,807
  Fees paid indirectly ...............................................................         (8,492)              (11,604)
                                                                                          -----------           -----------
   Net expenses ......................................................................    $   632,260           $ 1,381,203
                                                                                          -----------           -----------
    Net investment income ............................................................    $ 2,091,302           $   900,538
                                                                                          -----------           -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
 Realized gain (loss) (identified cost basis) --
  Investment transactions ............................................................    $14,223,293           $14,744,340
  Foreign currency transactions ......................................................        (32,196)              (98,137)
                                                                                          -----------           -----------
    Net realized gain on investments and foreign currency transactions ...............    $14,191,097           $14,646,203
                                                                                          -----------         -----------
 Change in unrealized appreciation (depreciation) on --
  Investments ........................................................................    $  (402,583)          $16,866,438
  Translation of assets and liabilities in foreign currencies ........................          9,848                (6,582)
                                                                                          -----------           -----------
   Net unrealized gain (loss) on investments and foreign currency translation ........    $  (392,735)          $16,859,856
                                                                                          -----------           -----------
    Net realized and unrealized gain on investments and foreign currency .............    $13,798,362           $31,506,059
                                                                                          -----------           -----------
     Increase in net assets from operations ..........................................    $15,889,664           $32,406,597
                                                                                          ===========           ===========

                           See notes to financial statements



MFS/Sun Life Series Trust

Statements of Changes in Net Assets -- Six Months Ended June 30, 1998


                                                                                              Capital            Conservative
                                                                                           Appreciation             Growth
Increase (decrease) in net assets:                                                            Series                Series
From operations --                                                                      ------------------    -----------------
 Net investment income (loss) ........................................................   $   (1,773,928)       $    7,216,191
 Net realized gain on investments and foreign currency transactions ..................      113,902,406            74,295,868
 Net unrealized gain on investments and foreign currency translation .................      153,036,771           128,668,716
                                                                                         --------------        --------------
  Increase in net assets from operations .............................................   $  265,165,249        $  210,180,775
                                                                                         --------------        --------------
Distributions declared to shareholders --
 From net investment income ..........................................................   $     --              $  (10,399,190)
 From net realized gain on investments and foreign currency transactions .............     (169,375,578)          (91,293,748)
                                                                                         --------------        --------------
   Total distributions declared to shareholders ......................................   $ (169,375,578)       $ (101,692,938)
                                                                                         --------------        --------------
  Net increase in net assets from Series share transactions ..........................   $  170,095,650        $  334,833,349
                                                                                         --------------        --------------
   Total increase in net assets ......................................................   $  265,885,321        $  443,321,186
Net assets:
 At beginning of period ..............................................................    1,326,240,487         1,158,135,172
                                                                                         --------------        --------------
 At end of period ....................................................................   $1,592,125,808        $1,601,456,358
                                                                                         ==============        ==============
Accumulated undistributed net investment income (loss) included in net assets            $   (1,773,928)       $    7,215,031
  at end of period                                                                       ===============        ==============




                                                                                            Emerging               Managed
                                                                                             Growth                Sectors
Increase (decrease) in net assets:                                                           Series                Series
From operations --                                                                      ----------------      ----------------
 Net investment income (loss) ........................................................   $    (227,627)         $    (326,877)
 Net realized gain on investments and foreign currency transactions ..................      15,835,003             23,256,837
 Net unrealized gain on investments and foreign currency translation .................      86,287,694             17,387,413
                                                                                         -------------          -------------
  Increase in net assets from operations .............................................   $ 101,895,070          $  40,317,373
                                                                                         -------------          -------------
Distributions declared to shareholders --
 From net investment income ..........................................................   $     --               $     --
 From net realized gain on investments and foreign currency transactions .............     (19,671,423)           (53,791,547)
                                                                                        --------------         --------------
   Total distributions declared to shareholders ......................................   $ (19,671,423)         $ (53,791,547)
                                                                                        --------------         --------------
  Net increase in net assets from Series share transactions ..........................   $  89,219,685          $  49,627,896
                                                                                        --------------         --------------
   Total increase in net assets ......................................................   $ 171,443,332          $  36,153,722
Net assets:
 At beginning of period ..............................................................     457,351,418            340,627,437
                                                                                        --------------         --------------
 At end of period ....................................................................   $ 628,794,750          $ 376,781,159
                                                                                        ==============         ==============
Accumulated undistributed net investment income (loss) included in net assets            $    (227,627)         $    (326,877)
  at end of period                                                                       ==============        ==============


                                                                                                                     Total
                                                                                             Research               Return
Increase (decrease) in net assets:                                                            Series                Series
From operations --                                                                      -----------------     ------------------
 Net investment income ...............................................................   $   1,405,813          $   31,819,827
 Net realized gain on investments and foreign currency transactions ..................      38,600,807             127,070,938
 Net unrealized gain (loss) on investments and foreign currency translation ..........      92,207,907              (8,302,732)
                                                                                         -------------          --------------
  Increase in net assets from operations .............................................   $ 132,214,527          $  150,588,033
                                                                                         -------------          --------------
Distributions declared to shareholders --
 From net investment income ..........................................................   $  (1,809,857)         $  (56,012,276)
 From net realized gain on investments and foreign currency transactions .............     (33,497,705)           (144,585,110)
                                                                                         -------------          --------------
   Total distributions declared to shareholders ......................................   $ (35,307,562)         $ (200,597,386)
                                                                                         -------------          --------------
  Net increase in net assets from Series share transactions ..........................   $ 139,377,966          $  267,090,766
                                                                                         -------------          --------------
   Total increase in net assets ......................................................   $ 236,284,931          $  217,081,413
Net assets:
 At beginning of period ..............................................................     670,302,233           1,696,108,142
                                                                                         -------------          --------------
 At end of period ....................................................................   $ 906,587,164          $1,913,189,555
                                                                                         =============          ==============
Accumulated undistributed net investment income included in net assets
  at end of period ...................................................................   $   1,405,327          $   32,099,212
                                                                                         =============          ==============


                                                                                                                    World
                                                                                             Utilities              Growth
Increase (decrease) in net assets:                                                             Series               Series
From operations --                                                                       -----------------    -----------------
 Net investment income ...............................................................    $   2,091,302         $     900,538
 Net realized gain on investments and foreign currency transactions ..................       14,191,097            14,646,203
 Net unrealized gain (loss) on investments and foreign currency translation ..........         (392,735)           16,859,856
                                                                                          -------------         -------------
  Increase in net assets from operations .............................................    $  15,889,664         $  32,406,597
                                                                                          -------------         -------------
Distributions declared to shareholders --
 From net investment income ..........................................................    $  (2,736,379)        $    (973,450)
 From net realized gain on investments and foreign currency transactions .............      (15,722,165)          (19,232,791)
                                                                                          -------------         -------------
   Total distributions declared to shareholders ......................................    $ (18,458,544)        $ (20,206,241)
                                                                                          -------------         -------------
  Net increase in net assets from Series share transactions ..........................    $  55,305,127         $  26,710,295
                                                                                          -------------         -------------
   Total increase in net assets ......................................................    $  52,736,247         $  38,910,651
Net assets:
 At beginning of period ..............................................................      123,008,467           252,402,003
                                                                                          -------------         -------------
 At end of period ....................................................................    $ 175,744,714         $ 291,312,654
                                                                                          =============         =============
Accumulated undistributed net investment income included in net assets
   at end of period ..................................................................    $   2,203,676         $     442,546
                                                                                          =============         =============


                       See notes to financial statements

MFS/Sun Life Series Trust
Statements of Changes in Net Assets -- Year Ended December 31, 1997


                                                                                              Capital            Conservative
                                                                                           Appreciation             Growth
Increase (decrease) in net assets:                                                            Series                Series
From operations --                                                                      ------------------    ------------------
 Net investment income (loss) ........................................................  $   (1,276,188)         $   10,441,809
 Net realized gain on investments and foreign currency transactions ..................     150,372,261              87,763,278
 Net unrealized gain on investments and foreign currency translation .................      96,165,766             127,467,772
                                                                                        --------------          --------------
  Increase in net assets from operations .............................................  $  245,261,839          $  225,672,859
                                                                                        --------------          --------------
Distributions declared to shareholders --
 From net investment income ..........................................................  $     --                $   (7,189,349)
 From net realized gain on investments and foreign currency transactions .............    (104,376,322)            (31,498,498)
 In excess of net investment income ..................................................        --                      --
                                                                                       ---------------          --------------
   Total distributions declared to shareholders ......................................  $ (104,376,322)         $  (38,687,847)
                                                                                       ---------------          --------------
 Net increase in net assets from Series share transactions ...........................  $  123,723,539          $  400,142,125
                                                                                       ---------------          --------------
   Total increase in net assets ......................................................  $  264,609,056          $  587,127,137
Net assets:
 At beginning year ...................................................................   1,061,631,431             571,008,035
                                                                                       ---------------          --------------
 At end of year ......................................................................  $1,326,240,487          $1,158,135,172
                                                                                       ===============          ==============
Accumulated undistributed net investment income included in net assets
  at end of year .....................................................................  $     --                $   10,398,030
                                                                                       ===============          =============


                                                                                            Emerging               Managed
                                                                                             Growth                Sectors
Increase (decrease) in net assets:                                                           Series                Series
From operations --                                                                      ----------------      ----------------
 Net investment income (loss) .........................................................   $ (1,164,413)        $    (648,724)
 Net realized gain on investments and foreign currency transactions ...................     18,073,943            51,889,931
 Net unrealized gain on investments and foreign currency translation ..................     48,269,898            14,553,559
                                                                                          ------------         -------------
  Increase in net assets from operations ..............................................   $ 65,179,428         $  65,794,766
                                                                                          ------------         -------------
Distributions declared to shareholders --
 From net investment income ...........................................................   $   (188,684)        $    (196,596)
 From net realized gain on investments and foreign currency transactions ..............     (1,150,020)          (31,648,262)
 In excess of net investment income ...................................................           (916)              --
                                                                                          ------------         -------------
   Total distributions declared to shareholders .......................................   $ (1,339,620)        $ (31,844,858)
                                                                                          ------------         -------------
 Net increase in net assets from Series share transactions ............................   $142,685,385         $  40,309,615
                                                                                          ------------         -------------
   Total increase in net assets .......................................................   $206,525,193         $  74,259,523
Net assets:
 At beginning year ....................................................................    250,826,225           266,367,914
                                                                                          ------------         -------------
 At end of year .......................................................................   $457,351,418         $ 340,627,437
                                                                                          ============         =============
Accumulated undistributed net investment income included in net assets
   at end of year .....................................................................   $    --              $     --
                                                                                          ============         =============




                                                                                                                    Total
                                                                                             Research               Return
Increase (decrease) in net assets:                                                            Series                Series
From operations --                                                                      -----------------     -----------------
 Net investment income ................................................................   $   1,849,477        $   56,405,941
 Net realized gain on investments and foreign currency transactions ...................      31,875,765           143,862,974
 Net unrealized gain on investments and foreign currency translation ..................      54,470,900            97,588,192
                                                                                          -------------        --------------
  Increase in net assets from operations ..............................................   $  88,196,142        $  297,857,107
                                                                                          -------------        --------------
Distributions declared to shareholders --
 From net investment income ...........................................................   $    (954,883)       $  (49,958,857)
 From net realized gain on investments and foreign currency transactions ..............     (12,012,838)          (96,304,382)
                                                                                          -------------        --------------
   Total distributions declared to shareholders .......................................   $ (12,967,721)       $ (146,263,239)
                                                                                          -------------        --------------
  Net increase in net assets from Series share transactions ...........................   $ 269,684,599        $  209,492,111
                                                                                          -------------        --------------
   Total increase in net assets .......................................................   $ 344,913,020        $  361,085,979
Net assets:
 At beginning of year .................................................................     325,389,213         1,335,022,163
                                                                                          -------------        --------------
 At end of year .......................................................................   $ 670,302,233        $1,696,108,142
                                                                                          =============        ==============
Accumulated undistributed net investment income included in net assets at end of year .   $   1,809,371        $   56,291,661
                                                                                          =============        ==============



                                                                                                                    World
                                                                                             Utilities             Growth
Increase (decrease) in net assets:                                                            Series               Series
From operations --                                                                       ----------------     ----------------
 Net investment income ................................................................    $  2,826,189         $    742,576
 Net realized gain on investments and foreign currency transactions ...................      15,682,458           19,190,288
 Net unrealized gain on investments and foreign currency translation ..................       8,439,251           11,906,216
                                                                                           ------------         ------------
  Increase in net assets from operations ..............................................    $ 26,947,898         $ 31,839,080
                                                                                           ------------         ------------
Distributions declared to shareholders --
 From net investment income ...........................................................    $ (2,296,378)        $ (1,004,799)
 From net realized gain on investments and foreign currency transactions ..............      (7,017,680)          (4,111,083)
                                                                                           ------------         ------------
   Total distributions declared to shareholders .......................................    $ (9,314,058)        $ (5,115,882)
                                                                                           ------------         ------------
  Net increase in net assets from Series share transactions ...........................    $ 34,694,449         $ 22,573,299
                                                                                           ------------         ------------
   Total increase in net assets .......................................................    $ 52,328,289         $ 49,296,497
Net assets:
 At beginning of year .................................................................      70,680,178          203,105,506
                                                                                           ------------         ------------
 At end of year .......................................................................    $123,008,467         $252,402,003
                                                                                           ============         ============
Accumulated undistributed net investment income included in net assets at end of year .    $  2,848,753         $    515,458
                                                                                           ============         ============



                       See notes to financial statements

MFS/Sun Life Series Trust

Financial Highlights


                                                                                     Capital Appreciation Series
                                                                                 -----------------------------------
                                                                                     Six Months         Year Ended
                                                                                        Ended          December 31,
                                                                                      June 30,      -----------------
                                                                                        1998              1997
Per share data (for a share outstanding throughout each period):                 ------------------ ----------------
Net asset value -- beginning of period .........................................   $   40.1392        $  35.8316
                                                                                   -----------        ----------
Income from investment operations# --
 Net investment income (loss) ..................................................   $   (0.0517)       $  (0.0405)
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .................................................................        7.8372            7.8691
                                                                                   -----------        ----------
   Total from investment operations ............................................   $    7.7855        $   7.8286
                                                                                   -----------        ----------
Less distributions --
 From net investment income ....................................................   $    --            $   --
 From net realized gain on investments and foreign currency transactions .......       (5.1496)         (3.5210)
                                                                                   -----------        ----------
   Total distributions .........................................................   $   (5.1496)       $  (3.5210)
                                                                                   -----------        ----------
Net asset value -- end of period ...............................................   $   42.7751        $  40.1392
                                                                                   ===========        ==========
Total return[dbldag] ...........................................................         19.87%++          23.14%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................          0.77%+            0.78%
 Net investment income (loss) ..................................................         (0.24)%+         (0.10)%
Portfolio turnover .............................................................            43%               68%
Net assets at end of period (000 omitted) ......................................   $ 1,592,126        $1,326,240



                                                                                           Capital Appreciation Series
                                                                                 ------------------------------------------------
                                                                                             Year Ended December 31,
                                                                                 ------------------------------------------------
                                                                                       1996            1995           1994
Per share data (for a share outstanding throughout each period):                 ---------------- ------------- ----------------
Net asset value -- beginning of period .........................................   $  31.9878       $ 24.4076      $28.1892
                                                                                   ----------       ---------      --------
Income from investment operations# --
 Net investment income (loss) ..................................................   $  (0.0200)      $  0.0933      $ 0.0523
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .................................................................       6.7422          8.1619       (1.1104)
                                                                                   ----------       ---------      --------
   Total from investment operations ............................................   $   6.7222       $  8.2552      $(1.0581)
                                                                                   ----------       ---------      --------
Less distributions --
 From net investment income ....................................................   $  (0.0322)      $ (0.0568)     $(0.1306)
 From net realized gain on investments and foreign currency transactions .......      (2.8462)        (0.6182)      (2.5929)
                                                                                   ----------       ---------      --------
   Total distributions .........................................................   $  (2.8784)      $ (0.6750)     $(2.7235)
                                                                                   ----------       ---------      --------
Net asset value -- end of period ...............................................   $  35.8316       $ 31.9878      $24.4076
                                                                                   ==========       =========      ========
Total return[dbldag] ...........................................................        21.48%          34.46%        (3.60)%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................         0.80%           0.83%         0.83%
 Net investment income (loss) ..................................................        (0.05)%           0.32%        0.24%
Portfolio turnover .............................................................           67%             89%           52%
Net assets at end of period (000 omitted) ......................................   $1,061,631       $ 797,102      $476,508



                                                                                    Capital
                                                                                  Appreciation
                                                                                     Series
                                                                                 -------------
                                                                                  Year Ended
                                                                                  December 31,
                                                                                 -------------
                                                                                      1993
Per share data (for a share outstanding throughout each period):                 -------------
Net asset value -- beginning of period .........................................   $ 24.8989
                                                                                   ---------
Income from investment operations# --
 Net investment income (loss) ..................................................   $  0.1036
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .................................................................      4.2197
                                                                                   ---------
   Total from investment operations ............................................   $  4.3233
                                                                                   ---------
Less distributions --
 From net investment income ....................................................   $ (0.1095)
 From net realized gain on investments and foreign currency transactions .......     (0.9235)
                                                                                   ---------
   Total distributions .........................................................   $ (1.0330)
                                                                                   ---------
Net asset value -- end of period ...............................................   $ 28.1892
                                                                                   =========
Total return[dbldag] ...........................................................       18.00%
Ratios (to average net assets)/Supplemental data:
 Expenses## ....................................................................        0.83%
 Net investment income (loss) ..................................................        0.48%
Portfolio turnover .............................................................          70%
Net assets at end of period (000 omitted) ......................................   $ 420,552


                                                                  Conservative Growth Series
                                                       ------------------------------------------------
                                                           Six Months        Year Ended December 31,
                                                              Ended       -----------------------------
                                                             June 30,
                                                              1998              1997          1996
                                                       ---------------       ---------      ---------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period ...............    $  33.1489        $  26.4978      $ 22.0182
                                                          ----------        ----------      ---------
Income from investment operations# --
 Net investment income (loss)[sec] ...................    $   0.1853        $   0.3714      $  0.4100
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ......        5.3517            7.8153         5.0415
                                                          ----------        ----------      ---------
   Total from investment operations ..................    $   5.5370        $   8.1867      $  5.4515
                                                          ----------        ----------      ---------
Less distributions --
 From net investment income ..........................    $  (0.2646)       $  (0.2854)     $ (0.2936)
From net realized gain on investments and foreign
  currency transactions ..............................       (2.3231)          (1.2502)       (0.6783)
                                                          ----------        ----------      ---------
   Total distributions ...............................    $  (2.5877)       $  (1.5356)     $ (0.9719)
                                                          ----------        ----------      ---------
Net asset value -- end of period .....................    $  36.0982        $  33.1489      $ 26.4978
                                                          ==========        ==========      =========
Total return[dbldag] .................................         16.89%++          31.94%         25.41%
Ratios (to average net assets)/Supplemental
data[sec]:
 Expenses## ..........................................          0.60%+            0.61%          0.61%
 Net investment income (loss) ........................          1.05%+            1.23%          1.71%
Portfolio turnover ...................................            22%               52%            51%
Net assets at end of period (000 omitted) ............    $1,601,456        $1,158,135      $ 571,008



                                                                                                       Emerging
                                                                Conservative Growth Series          Growth Series
                                                       -------------------------------------------- -------------
                                                                 Year Ended December 31,               Six Months
                                                       --------------------------------------------       Ended
                                                                                                        June 30,
                                                            1995          1994             1993           1998
                                                         ---------      ---------       ---------   -------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period ...............   $16.4563        $16.9289       $16.0717        $18.0032
                                                         --------        --------       --------        --------
Income from investment operations# --
 Net investment income (loss)[sec] ...................   $ 0.4318        $ 0.2942       $ 0.2041        $(0.0083)
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ......     5.6172         (0.4790)        1.1280          3.7820
                                                         --------        --------       --------        --------
   Total from investment operations ..................   $ 6.0490        $(0.1848)      $ 1.3321        $ 3.7737
                                                         --------        --------       --------        --------
Less distributions --
 From net investment income ..........................   $(0.3037)       $(0.1996)      $(0.1509)       $   --
 From net realized gain on investments and foreign
  currency transactions ..............................    (0.1834)        (0.0882)       (0.3240)        (0.7101)
                                                         --------        --------       --------        ----------
   Total distributions ...............................   $(0.4871)       $(0.2878)      $(0.4749)       $(0.7101)
                                                         --------        --------       --------        ----------
Net asset value -- end of period .....................   $22.0182        $16.4563       $16.9289        $21.0668
                                                         ========        ========       ========        ==========
Total return[dbldag] .................................      37.41%          (1.10)%         8.43%          21.17%++
Ratios (to average net assets)/Supplemental
 data[sec]:
 Expenses## ..........................................       0.64%           0.64%          0.66%           0.79%+
 Net investment income (loss) ........................       2.25%           2.42%          2.05%          (0.08)%+
Portfolio turnover ...................................         60%            146%            19%             33%
Net assets at end of period (000 omitted) ............   $302,024        $150,318       $ 95,770        $628,795



                                                                     Emerging Growth Series
                                                       -----------------------------------------
                                                           Year Ended December 31,      Period
                                                       ------------------------------   Ended
                                                                                      December 31,
                                                             1997            1996        1995*
                                                          ---------       ---------   ----------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period ...............    $14.8305        $12.6867     $10.0000
                                                          --------        --------     --------
Income from investment operations# --
 Net investment income (loss)[sec] ...................    $(0.0551)       $ 0.0175     $ 0.0788
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ......      3.2968          2.1506       2.6079
                                                          --------        --------     --------
   Total from investment operations ..................    $ 3.2417        $ 2.1681     $ 2.6867
                                                          --------        --------     --------
Less distributions --
 From net investment income ..........................    $(0.0098)       $(0.0243)    $  --
 From net realized gain on investments and foreign
  currency transactions ..............................     (0.0592)          --           --
                                                          --------        --------     --------
   Total distributions ...............................    $(0.0690)       $(0.0243)    $  --
                                                          --------        --------     --------
Net asset value -- end of period .....................    $18.0032        $14.8305     $12.6867
                                                          ========        ========     ========
Total return[dbldag] .................................       21.93%          17.15%       26.80%++
Ratios (to average net assets)/Supplemental
 data[sec]:
 Expenses## ..........................................        0.81%           0.70%        0.24%+
 Net investment income (loss) ........................       (0.33)%          0.12%        1.13%+
Portfolio turnover ...................................         109%             88%          28%
Net assets at end of period (000 omitted) ............    $457,351        $250,826     $ 67,255

 *For the period from the commencement of the Series' investment operations, May
  1, 1995, through December 31, 1995.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Emerging Growth Series for the periods indicated. If the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:



                                                Emerging Growth Series
                                          -----------------------------------
                                                Year              Period
                                                Ended              Ended
                                            December 31,       December 31,
                                                1996               1995*
                                          ----------------   ----------------
Net investment income (loss) ..........      $(0.0406)         $  0.0265
Ratios (to average net assets):
 Expenses## ...........................          0.84%              1.00%+
 Net investment income (loss) .........         (0.02)%             0.38%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                   Managed Sectors Series
                                                                             -----------------------------------
                                                                                                    Year Ended
                                                                                 Six Months        December 31,
                                                                                    Ended       -----------------
                                                                                June 30, 1998         1997
Per share data (for a share outstanding throughout each period):             ------------------ ----------------
Net asset value -- beginning of period .....................................     $29.1601           $26.2503
                                                                                 --------           --------
Income from investment operations# --
 Net investment income (loss) ..............................................     $(0.0266)          $(0.0597)
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................       3.5258             6.2302
                                                                                 --------           --------
   Total from investment operations ........................................     $ 3.4992           $ 6.1705
                                                                                 --------           --------
Less distributions declared to shareholders --
 From net investment income ................................................     $  --              $(0.0201)
 From net realized gain on investments and foreign currency transactions ...      (4.5691)           (3.2406)
                                                                                 --------           --------
   Total distributions declared to shareholders ............................     $(4.5691)          $(3.2607)
                                                                                 --------           --------
Net asset value -- end of period ...........................................     $28.0902           $29.1601
                                                                                 ========           ========
Total return[dbldag] .......................................................        11.66%++           25.63%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................         0.80%+             0.82%
 Net investment income (loss) ..............................................        (0.18)%+           (0.21)%
Portfolio turnover .........................................................           59%               103%
Net assets at end of period (000 omitted) ..................................     $376,781           $340,627


                                                                                        Managed Sectors Series
                                                                             ---------------------------------------------
                                                                                        Year Ended December 31,
                                                                             ---------------------------------------------
                                                                                  1996          1995           1994
Per share data (for a share outstanding throughout each period):             ------------- ------------- ----------------
Net asset value -- beginning of period .....................................    $25.4468      $19.8823       $23.2419
                                                                                --------      --------       --------
Income from investment operations# --
 Net investment income (loss) ..............................................    $ 0.0200      $ 0.0979       $ 0.0982
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................      4.2817        6.1880        (0.6610)
                                                                                --------      --------       --------
   Total from investment operations ........................................    $ 4.3017      $ 6.2859       $(0.5628)
                                                                                --------      --------       --------
Less distributions declared to shareholders --
 From net investment income ................................................    $(0.0758)     $(0.0542)      $(0.0239)
 From net realized gain on investments and foreign currency transactions ...     (3.4224)      (0.6672)       (2.7729)
                                                                                --------      --------       --------
   Total distributions declared to shareholders ............................    $(3.4982)     $(0.7214)      $(2.7968)
                                                                                --------      --------       --------
Net asset value -- end of period ...........................................    $26.2503      $25.4468       $19.8823
                                                                                ========      ========       ========
Total return[dbldag] .......................................................       17.58%        32.29%         (1.94)%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................        0.82%         0.84%          0.87%
 Net investment income (loss) ..............................................        0.09%         0.42%          0.53%
Portfolio turnover .........................................................         121%          113%           103%
Net assets at end of period (000 omitted) ..................................    $266,368      $194,351       $118,987


                                                                                Managed
                                                                                Sectors
                                                                                 Series
                                                                             -------------
                                                                              Year Ended
                                                                              December 31,
                                                                             -------------
                                                                                  1993
Per share data (for a share outstanding throughout each period):             -------------
Net asset value -- beginning of period .....................................  $  22.3342
                                                                              ----------
Income from investment operations# --
 Net investment income (loss) ..............................................  $   0.0027
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................      0.9050
                                                                              ----------
   Total from investment operations ........................................  $   0.9077
                                                                              ----------
Less distributions declared to shareholders --
 From net investment income ................................................  $   --
 From net realized gain on investments and foreign currency transactions ...      --
                                                                             -----------
   Total distributions declared to shareholders ............................  $   --
                                                                             -----------
Net asset value -- end of period ...........................................  $  23.2419
                                                                             ===========
Total return[dbldag] .......................................................        4.08%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................        0.84%
 Net investment income (loss) ..............................................        0.01%
Portfolio turnover .........................................................         116%
Net assets at end of period (000 omitted) ..................................  $  104,964


                                                                                     Research Series
                                                                             --------------------------------
                                                                                                  Year Ended
                                                                                 Six Months      December 31,
                                                                                    Ended       -------------
                                                                                June 30, 1998        1997
Per share data (for a share outstanding throughout each period):             ------------------ -------------
Net asset value -- beginning of period .....................................    $   19.4313       $ 16.5735
                                                                                -----------       ---------
Income from investment operations# --
 Net investment income[sec] ................................................    $    0.0375       $  0.0678
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................         3.5544          3.3159
                                                                                -----------       ---------
   Total from investment operations ........................................    $    3.5919       $  3.3837
                                                                                -----------       ---------
Less distributions declared to shareholders --
 From net investment income ................................................    $   (0.0477)      $ (0.0387)
 From net realized gain on investments and foreign currency transactions ...        (0.8834)        (0.4872)
                                                                                -----------       ---------
   Total distributions declared to shareholders ............................    $   (0.9311)      $ (0.5259)
                                                                                -----------       ---------
Net asset value -- end of period ...........................................    $   22.0921       $ 19.4313
                                                                                ===========       =========
Total return[dbldag] .......................................................          18.62%++        20.86%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ................................................................           0.77%+          0.79%
 Net investment income .....................................................           0.35%+          0.37%
Portfolio turnover .........................................................             35%             79%
Net assets at end of period (000 omitted) ..................................    $   906,587       $ 670,302



                                                                                              Research Series
                                                                             ---------------------------------------------
                                                                                Year Ended December 31,       Period Ended
                                                                             ---------------------------      December 31,
                                                                                  1996          1995              1994*
Per share data (for a share outstanding throughout each period):             ------------- --------------     ------------
Net asset value -- beginning of period .....................................   $ 13.5777     $  9.8761          $10.0000
                                                                               ---------     ---------          --------
Income from investment operations# --
 Net investment income[sec] ................................................   $  0.0797     $  0.1401          $ 0.0131
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................      3.1330        3.5651           (0.1370)
                                                                               ---------     ---------          --------
   Total from investment operations ........................................   $  3.2127     $  3.7052          $(0.1239)
                                                                               ---------     ---------          --------
Less distributions declared to shareholders --
 From net investment income ................................................   $ (0.0328)    $ (0.0036)         $  --
 From net realized gain on investments and foreign currency transactions ...     (0.1841)       --                 --
                                                                               ---------     ---------          --------
   Total distributions declared to shareholders ............................   $ (0.2169)    $ (0.0036)         $  --
                                                                               ---------     ---------          --------
Net asset value -- end of period ...........................................   $ 16.5735     $ 13.5777          $ 9.8761
                                                                               =========     =========          ========
Total return[dbldag] .......................................................       23.76%        37.50%            (1.20)%++
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ................................................................        0.84%         0.58%             1.50%+
 Net investment income .....................................................        0.52%         1.16%             1.80%+
Portfolio turnover .........................................................          70%           81%                3%
Net assets at end of period (000 omitted) ..................................   $ 325,389     $  71,828          $  3,869

 *For the period from the commencement of the Series' investment operations,
  November 7, 1994, through December 31, 1994.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived a portion of its advisory fee for the Research Series for the periods indicated. If the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:



                                                    Research Series
                                          -----------------------------------
                                            Year Ended        Period Ended
                                           December 31,       December 31,
                                               1995               1994*
                                          --------------   ------------------
Net investment income (loss) ..........      $ 0.0954         $ (0.0145)
Ratios (to average net assets):
 Expenses## ...........................          0.95%             3.49%+
 Net investment income (loss) .........          0.79%            (0.19)%+

                       See notes to financial statements

MFS/Sun Life Series Trust

                                                                                    Total Return Series
                                                                             ----------------------------------
                                                                                                   Year Ended
                                                                                 Six Months       December 31,
                                                                                    Ended       ----------------
                                                                                June 30, 1998         1997
Per share data (for a share outstanding throughout each period):             ------------------ ---------------
Net asset value -- beginning of period .....................................    $   21.3173        $ 19.4397
                                                                                -----------        ---------
Income from investment operations# --
 Net investment income .....................................................    $    0.3787        $  0.7546
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................         1.4485           3.2409
                                                                                -----------        ---------
   Total from investment operations ........................................    $    1.8272        $  3.9955
                                                                                -----------        ---------
Less distributions declared to shareholders --
 From net investment income ................................................    $   (0.6858)       $ (0.7234)
 From net realized gain on investments and foreign currency transactions ...        (1.7703)         (1.3945)
                                                                                -----------        ---------
   Total distributions declared to shareholders ............................    $   (2.4561)       $ (2.1179)
                                                                                -----------        ---------
Net asset value -- end of period ...........................................    $   20.6884        $ 21.3173
                                                                                ===========        =========
Total return[dbldag] .......................................................           8.71%++         21.98%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................           0.70%+           0.71%
 Net investment income .....................................................           3.52%+           3.72%
Portfolio turnover .........................................................             60%             113%
Net assets at end of period (000 omitted) ..................................    $ 1,913,190       $1,696,108



                                                                                            Total Return Series
                                                                             -------------------------------------------------
                                                                                          Year Ended December 31,
                                                                             -------------------------------------------------
                                                                                   1996            1995            1994
Per share data (for a share outstanding throughout each period):             --------------- --------------- ----------------
Net asset value -- beginning of period .....................................    $ 18.3848       $ 15.0862       $ 16.0946
                                                                                ---------       ---------       ---------
Income from investment operations# --
 Net investment income .....................................................    $  0.7677       $  0.7824       $  0.5639
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................       1.6795          3.1527         (0.9310)
                                                                                ---------       ---------       ---------
   Total from investment operations ........................................    $  2.4472       $  3.9351       $ (0.3671)
                                                                                ---------       ---------       ---------
Less distributions declared to shareholders --
 From net investment income ................................................    $ (0.7189)      $ (0.6365)      $ (0.4344)
 From net realized gain on investments and foreign currency transactions ...      (0.6734)          --            (0.2069)
                                                                                ---------       ---------       ---------
   Total distributions declared to shareholders ............................    $ (1.3923)      $ (0.6365)      $ (0.6413)
                                                                                ---------       ---------       ---------
Net asset value -- end of period ...........................................    $ 19.4397       $ 18.3848       $ 15.0862
                                                                                =========       =========       =========
Total return[dbldag] .......................................................        14.10%          26.71%          (2.22)%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................         0.72%           0.76%           0.76%
 Net investment income .....................................................         4.15%           4.70%           4.34%
Portfolio turnover .........................................................          134%            108%            66%
Net assets at end of period (000 omitted) ..................................    $1,335,022      $1,099,887      $ 839,614



                                                                             Total Return
                                                                                 Series
                                                                             -------------
                                                                              Year Ended
                                                                              December 31,
                                                                             -------------
                                                                                  1993
Per share data (for a share outstanding throughout each period):             -------------
Net asset value -- beginning of period .....................................   $ 14.7219
                                                                               ---------
Income from investment operations# --
 Net investment income .....................................................   $  0.4319
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................      1.5044
                                                                               ---------
   Total from investment operations ........................................   $  1.9363
                                                                               ---------
Less distributions declared to shareholders --
 From net investment income ................................................   $ (0.4798)
 From net realized gain on investments and foreign currency transactions ...     (0.0838)
                                                                               ---------
   Total distributions declared to shareholders ............................   $ (0.5636)
                                                                               ---------
Net asset value -- end of period ...........................................   $ 16.0946
                                                                               =========
Total return[dbldag] .......................................................       13.37%
Ratios (to average net assets)/Supplemental data:
 Expenses## ................................................................        0.78%
 Net investment income .....................................................        4.06%
Portfolio turnover .........................................................         102%
Net assets at end of period (000 omitted) ..................................   $ 696,496

                                                                                            Utilities Series
                                                                             ----------------------------------------------
                                                                                 Six Months       Year Ended December 31,
                                                                                    Ended       ---------------------------
                                                                                June 30, 1998        1997          1996
Per share data (for a share outstanding throughout each period):             ------------------ ------------- -------------
Net asset value -- beginning of period .....................................    $   16.4093       $ 13.9874     $ 12.2598
                                                                                -----------       ---------     ---------
Income from investment operations# --
 Net investment income[sec] ................................................    $    0.2360       $  0.4576     $  0.5322
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................         1.6363          3.6873        1.8548
                                                                                -----------       ---------     ---------
   Total from investment operations ........................................    $    1.8723       $  4.1449     $  2.3870
                                                                                -----------       ---------     ---------
Less distributions --
 From net investment income ................................................    $   (0.3070)      $ (0.4248)    $ (0.3160)
 From net realized gain on investments and foreign currency transactions ...        (1.7637)        (1.2982)      (0.3434)
                                                                                -----------       ---------     ---------
   Total distributions .....................................................    $   (2.0707)      $ (1.7230)    $ (0.6594)
                                                                                -----------       ---------     ---------
Net asset value -- end of period ...........................................    $   16.2109       $ 16.4093     $ 13.9874
                                                                                ===========       =========     =========
Total return[dbldag] .......................................................          11.56%++        32.71%        20.37%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ................................................................           0.86%+          0.86%         0.88%
 Net investment income .....................................................           2.82%+          3.15%         4.23%
Portfolio turnover .........................................................             67%            144%          131%
Net assets at end of period (000 omitted) ..................................    $   175,745       $ 123,008     $  70,680



                                                                                             Utilities Series
                                                                             ------------------------------------------------
                                                                                                               Period Ended
                                                                                                               December 31,
                                                                                  1995            1994             1993*
Per share data (for a share outstanding throughout each period):             -------------- ---------------- ----------------
Net asset value -- beginning of period .....................................   $  9.5209       $ 10.0164        $10.0000
                                                                               ---------       ---------        --------
Income from investment operations# --
 Net investment income[sec] ................................................   $  0.4918       $  0.2899        $ 0.0128
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions .............................................................      2.5197         (0.7817)          0.0036
                                                                               ---------       ---------        --------
   Total from investment operations ........................................   $  3.0115       $ (0.4918)       $ 0.0164
                                                                               ---------       ---------        --------
Less distributions --
 From net investment income ................................................   $ (0.2726)      $ (0.0037)       $  --
 From net realized gain on investments and foreign currency transactions ...       --              --              --
                                                                               ---------       ---------        --------
   Total distributions .....................................................   $ (0.2726)      $ (0.0037)       $  --
                                                                               ---------       ---------        --------
Net asset value -- end of period ...........................................   $ 12.2598       $  9.5209        $10.0164
                                                                               =========       =========        ========
Total return[dbldag] .......................................................       32.36%          (4.96)%          1.59%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## ................................................................        0.44%           0.39%           1.50%+
 Net investment income .....................................................        4.62%           4.59%           2.58%+
Portfolio turnover .........................................................         119%            103%          --
Net assets at end of period (000 omitted) ..................................   $  43,134       $  21,448        $  2,798

 *For the period from the commencement of the Series' investment operations,
  November 16, 1993, through December 31, 1993.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the Utilities Series for the periods indicated. If the waivers had not been in place, the net investment income (loss) per share and the ratios would have been:

                                                         Utilities Series
                                          ------------------------------------------------
                                                  Year Ended
                                                 December 31,              Period Ended
                                          ---------------------------      December 31,
                                              1995           1994              1993*
                                          ------------   ------------   ------------------
Net investment income (loss) ..........     $ 0.4375       $ 0.2412        $ (0.0407)
Ratios (to average net assets):
 Expenses## ...........................         0.95%          1.14%            9.71%+
 Net investment income (loss) .........         4.12%          3.84%           (5.63)%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Financial Highlights -- continued


                                                                                World Growth Series
                                                                          --------------------------------
                                                                                               Year Ended
                                                                              Six Months      December 31,
                                                                                 Ended       -------------
                                                                             June 30, 1998        1997
Per share data (for a share outstanding throughout each period):          ------------------ -------------
Net asset value -- beginning of period ..................................    $   14.6844       $ 13.0338
                                                                             -----------       ---------
Income from investment operations# --
 Net investment income[sec] .............................................    $    0.0511       $  0.0446
 Net realized and unrealized gain on investments and foreign currency
  transactions ..........................................................         1.8756          1.9245
                                                                             -----------       ---------
   Total from investment operations .....................................    $    1.9267       $  1.9691
                                                                             -----------       ---------
Less distributions --
 From net investment income .............................................    $   (0.0565)      $ (0.0626)
 From net realized gain on investments and foreign currency transactions         (1.1162)        (0.2559)
                                                                             -----------       ---------
  Total distributions ...................................................    $   (1.1727)      $ (0.3185)
                                                                             -----------       ---------
Net asset value -- end of period ........................................    $   15.4384       $ 14.6844
                                                                             ===========       =========
Total return[dbldag] ....................................................          13.00%++        15.32%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................           1.01%+          1.02%
 Net investment income ..................................................           0.65%+          0.31%
Portfolio turnover ......................................................             42%            105%
Net assets at end of period (000 omitted) ...............................    $   291,313       $ 252,402



                                                                                     World Growth Series
                                                                          ------------------------------------------
                                                                                   Year Ended December 31,
                                                                          -----------------------------------------
                                                                               1996          1995          1994
Per share data (for a share outstanding throughout each period):          ------------- ------------- -------------
Net asset value -- beginning of period ..................................   $ 12.3464     $ 10.9425     $ 10.6366
                                                                            ---------     ---------     ---------
Income from investment operations# --
 Net investment income[sec] .............................................   $  0.0232     $  0.0689     $  0.1506
 Net realized and unrealized gain on investments and foreign currency
  transactions ..........................................................      1.5878        1.6388        0.1590
                                                                            ---------     ---------     ---------
   Total from investment operations .....................................   $  1.6110     $  1.7077     $  0.3096
                                                                            ---------     ---------     ---------
Less distributions --
 From net investment income .............................................   $ (0.0886)    $ (0.1361)    $ (0.0037)
 From net realized gain on investments and foreign currency transactions      (0.8350)      (0.1677)        --
                                                                            ---------     ---------     ---------
  Total distributions ...................................................   $ (0.9236)    $ (0.3038)    $ (0.0037)
                                                                            ---------     ---------     ---------
Net asset value -- end of period ........................................   $ 13.0338     $ 12.3464     $ 10.9425
                                                                            =========     =========     =========
Total return[dbldag] ....................................................       13.02%        16.06%         2.86%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................        1.04%         1.07%         0.47%
 Net investment income ..................................................        0.18%          .60%         2.20%
Portfolio turnover ......................................................          81%          162%          231%
Net assets at end of period (000 omitted) ...............................   $ 203,106     $ 146,388     $ 100,045



                                                                            World Growth
                                                                               Series
                                                                          ----------------
                                                                            Period Ended
                                                                            December 31,
                                                                                1993*
Per share data (for a share outstanding throughout each period):          ----------------
Net asset value -- beginning of period ..................................   $10.0000
                                                                            --------
Income from investment operations# --
 Net investment income[sec] .............................................   $ 0.0088
 Net realized and unrealized gain on investments and foreign currency
  transactions ..........................................................     0.6278
                                                                            --------
   Total from investment operations .....................................   $ 0.6366
                                                                            --------
Less distributions --
 From net investment income .............................................   $  --
 From net realized gain on investments and foreign currency transactions       --
                                                                            --------
  Total distributions ...................................................   $  --
                                                                            --------
Net asset value -- end of period ........................................   $10.6366
                                                                            ========
Total return[dbldag] ....................................................      50.78%+
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses## .............................................................       1.02%+
 Net investment income ..................................................       1.23%+
Portfolio turnover ......................................................          2%
Net assets at end of period (000 omitted) ...............................   $ 18,879

 *For the period from the commencement of the Series' investment operations,
  November 16, 1993, through December 31, 1993.
 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, expenses are calculated without reduction for fees paid indirectly.
[dbldag]The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
[sec]The investment adviser voluntarily waived all or a portion of its advisory fee for the World Growth Series for the periods indicated. If the waivers had not been in place, the net investment income per share and the ratios would have been:

                                         World Growth Series
                                   --------------------------------
                                     Year Ended       Period Ended
                                    December 31,      December 31,
                                        1994             1993*
                                   --------------   ---------------
Net investment income ..........      $0.0989          $0.0022
Ratios (to average net assets):
 Expenses## ....................         1.20%            1.92%+
 Net investment income .........         1.47%            0.33%+

                       See notes to financial statements

MFS/Sun Life Series Trust
Notes to Financial Statements

(1) Business and Organization

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-six separate Series (the Series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Conservative Growth Series*, Emerging Growth Series*, Equity Income Series, Government Securities Series, High Yield Series, International Growth Series, International Growth and Income Series, Managed Sectors Series*, Money Market Series, Massachusetts Investors Growth Stock Series, MFS/Foreign & Colonial Emerging Markets Series, New Discovery Series, Research Series*, Research Growth and Income Series, Research International Series, Strategic Income Series, Total Return Series*, Utilities Series*, World Asset Allocation Series, World Governments Series, World Growth Series*, World Total Return Series, and Zero Coupon Series, 2000 Portfolio. The Managed Sectors Series, Utilities Series, and World Growth Series are non-diversified as that term is defined in the Investment company Act of 1940, as amended. The shares of each Series are sold only to variable accounts established by Sun Life Assurance company of Canada (U.S) and Sun Life Insurance and Annuity Company of New York to Trust benefits under variable contracts issued by such companies.

The Series denoted with an asterisk above are included within these financial statements.


(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - Certain Series may enter into repurchase agreements with institutions that the Series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Series to obtain those securities in the event of a default under the repurchase agreement. The Series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Series under each such repurchase agreement. Certain Series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain Series may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Series. The Series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - Certain Series of the Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. Each Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each Series' custody fee is calculated as a percentage of each Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - Each Series of the Trust intends to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Each Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on each Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.


(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS), an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. Investment advisory fees are computed daily and paid monthly at an effective annual rate based on a percentage of each Series' average daily net assets. Investment advisory fees are as follows:


                                                    Investment        Expense
                                                  Advisory Fees     Limitations
-------------------------------------------------------------------------------
         Capital Appreciation Series .........         0.75%*          1.25%
         Conservative Growth Series ..........         0.55%           1.25%
         Emerging Growth Series ..............         0.75%*          N/A
         Managed Sectors Series ..............         0.75%*          1.25%
         Research Series .....................         0.75%*          N/A
         Total Return Series .................         0.75%*          1.25%
         Utilities Series ....................         0.75%*          N/A
         World Growth Series .................         0.90%           N/A

*The investment advisory fee for the Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the average net assets of the next $500 million and 0.65% of the average net assets in excess of $1.5 billion. The advisory fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The advisory fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

The advisory agreement with respect to the World Growth Series permits the adviser to engage one or more sub-advisers and the adviser has engaged Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Ltd., each an England and Wales Company, to assist in the performance of its services.

Administrator - Each Series has an administrative services agreement with MFS to provide each Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Series pays MFS an administrative fee at the following annual percentages of each Series' average daily net assets:


         First $1 billion................   0.0150%
         Next $1 billion.................   0.0125%
         Next $1 billion.................   0.0100%
         In excess of $3 billion.........   0.0000%

The Trust pays no compensation directly to its Trustees or officers who are affiliated with MFS or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the Trust from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the Trust are officers or directors of MFS or Sun Life Assurance Company of Canada.


(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:


                                                             Capital       Conservative        Emerging          Managed
                                                          Appreciation        Growth            Growth           Sectors
                                                             Series           Series            Series            Series
------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................    $    --          $  2,581,885     $    --           $  2,212,032
                                                          ===========      ============     ===========       ============
Investments (non-U.S. government securities) .........    $622,697,511     $541,652,165     $247,103,317      $222,632,562
                                                          ============     ============     ============      ============
Sales
U.S. government securities ...........................    $    764,194     $    231,567     $    --           $    --
                                                          ============     ============     ============      ============
Investments (non-U.S. government securities) .........    $630,229,171     $298,993,034     $175,021,423      $209,562,609
                                                          ============     ============     ============      ============


                                                                                Total                               World
                                                             Research           Return          Utilities           Growth
                                                              Series            Series            Series            Series
------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities ...........................    $  1,199,694      $401,270,984      $  4,373,468      $    --
                                                          ============      ============      ============      ===========
Investments (non-U.S. government securities) .........    $370,339,352      $814,010,917      $138,241,745      $116,844,854
                                                          ============      ============      ============      ============
Sales
U.S. government securities ...........................    $    --           $404,826,464      $  9,100,883      $    --
                                                          ============      ============      ============      ============
Investments (non-U.S. government securities) .........    $270,912,499      $601,379,760      $ 91,459,257      $112,834,090
                                                          ============      ============      ============      ============

The cost and unrealized appreciation or depreciation in value of the investments owned by each Series, as computed on a federal income tax basis, are as follows:


                                               Capital           Conservative         Emerging          Managed
                                             Appreciation           Growth             Growth           Sectors
                                                Series              Series             Series            Series
--------------------------------------------------------------------------------------------------------------------
Aggregate cost ........................    $1,114,467,767      $1,246,463,280      $ 474,391,949     $ 323,915,128
                                           ==============      ==============      =============     =============
Gross unrealized appreciation .........    $  482,222,344      $  376,044,141      $ 172,622,903     $  48,962,394
Gross unrealized depreciation .........       (13,446,766)         (9,626,310)       (15,691,378)      (13,048,851)
                                           --------------      --------------      -------------     -------------
 Net unrealized appreciation ..........    $  468,775,578      $  366,417,831      $ 156,931,525     $  52,623,408
                                           ==============      ==============      =============     =============


                                                                  Total                                World
                                              Research            Return           Utilities           Growth
                                               Series             Series             Series            Series
-----------------------------------------------------------------------------------------------------------------
Aggregate cost ........................    $ 724,986,753     $1,671,728,415      $167,327,564      $ 241,313,816
                                           =============     ==============      ============      =============
Gross unrealized appreciation .........    $ 195,636,093     $  259,993,423      $ 18,394,392      $  65,694,254
Gross unrealized depreciation .........      (16,609,911)       (12,565,233)       (3,835,436)       (16,731,860)
                                           -------------     --------------      ------------      -------------
 Net unrealized appreciation ..........    $ 179,026,182     $  247,428,190      $ 14,558,956      $  48,962,394
                                           =============     ==============      ============      =============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:



                                                                           Capital Appreciation Series
                                                                -------------------------------------------------
                                                                                                    Year Ended
                                                                        Six Months Ended           December 31,
                                                                          June 30, 1998                1997
                                                                --------------------------------- ---------------
                                                                     Shares           Amount           Shares
-----------------------------------------------------------------------------------------------------------------
Shares sold ...................................................     3,548,200    $   152,558,463     10,434,973
Shares issued to shareholders in reinvestment of distributions      4,103,091        169,375,578      2,938,523
Shares reacquired .............................................    (3,471,461)      (151,838,391)    (9,960,873)
                                                                   ----------    ---------------     ----------
 Net increase .................................................     4,179,830    $   170,095,650      3,412,623
                                                                   ==========    ===============     ==========



                                                                     Capital
                                                                   Appreciation
                                                                      Series
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 1997
                                                                -----------------
                                                                      Amount
---------------------------------------------------------------------------------
Shares sold ...................................................  $   400,458,067
Shares issued to shareholders in reinvestment of distributions       104,376,322
Shares reacquired .............................................     (381,110,850)
                                                                 ---------------
 Net increase .................................................  $   123,723,539
                                                                 ===============



                                                                                 Conservative Growth Series
                                                                -------------------------------------------------------------
                                                                      Six Months Ended                  Year Ended
                                                                        June 30, 1998                December 31, 1997
                                                                ----------------------------- -------------------------------
                                                                    Shares         Amount          Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................   7,262,844    $ 258,738,167     13,737,227    $ 412,591,260
Shares issued to shareholders in reinvestment of distributions    2,883,270      101,692,938      1,378,263       38,687,847
Shares reacquired .............................................    (719,626)     (25,597,756)    (1,727,397)     (51,136,982)
                                                                  ---------    -------------     ----------    -------------
 Net increase .................................................   9,426,488    $ 334,833,349     13,388,093    $ 400,142,125
                                                                  =========    =============     ==========    =============


                                                                                    Emerging Growth Series
                                                                --------------------------------------------------------------
                                                                       Six Months Ended                  Year Ended
                                                                        June 30, 1998                 December 31, 1997
                                                                ------------------------------ -------------------------------
                                                                    Shares         Amount           Shares          Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................   4,428,679    $   88,776,377     10,946,183    $ 181,464,154
Shares issued to shareholders in reinvestment of distributions      974,798        19,671,423         88,424        1,339,620
Shares reacquired .............................................    (959,618)      (19,228,115)    (2,543,688)     (40,118,389)
                                                                  ---------    --------------     ----------    -------------
 Net increase .................................................   4,443,859    $   89,219,685      8,490,919    $ 142,685,385
                                                                  =========    ==============     ==========    =============



                                                                                     Managed Sectors Series
                                                                -----------------------------------------------------------------
                                                                        Six Months Ended                    Year Ended
                                                                         June 30, 1998                  December 31, 1997
                                                                -------------------------------- --------------------------------
                                                                     Shares          Amount           Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................       995,800    $   30,041,064      3,138,355    $   89,274,597
Shares issued to shareholders in reinvestment of distributions      1,872,965        53,791,547      1,278,910        31,844,858
Shares reacquired .............................................    (1,136,797)      (34,204,715)    (2,883,189)      (80,809,840)
                                                                   ----------    --------------     ----------    --------------
 Net increase .................................................     1,731,968    $   49,627,896      1,534,076    $   40,309,615
                                                                   ==========    ==============     ==========    ==============


                                                                                      Research Series
                                                                ------------------------------------------------------------
                                                                      Six Months Ended                  Year Ended
                                                                        June 30, 1998               December 31, 1997
                                                                ----------------------------- ------------------------------
                                                                    Shares         Amount         Shares          Amount
----------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................   5,564,187    $ 118,388,967    14,881,373    $ 270,570,212
Shares issued to shareholders in reinvestment of distributions    1,643,741       35,307,562       757,459       12,967,721
Shares reacquired .............................................    (667,103)     (14,318,563)     (776,006)     (13,853,334)
                                                                  ---------    -------------    ----------    -------------
 Net increase .................................................   6,540,825    $ 139,377,966    14,862,826    $ 269,684,599
                                                                  =========    =============    ==========    =============



                                                                                       Total Return Series
                                                                ------------------------------------------------------------------
                                                                       Six Months Ended                     Year Ended
                                                                         June 30, 1998                  December 31, 1997
                                                                ------------------------------- ----------------------------------
                                                                     Shares          Amount          Shares            Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................     6,532,487    $ 141,324,516      13,207,717    $   265,729,913
Shares issued to shareholders in reinvestment of distributions      9,818,758      200,597,386       7,751,099        146,263,239
Shares reacquired .............................................    (3,439,654)     (74,831,136)    (10,068,841)      (202,501,041)
                                                                   ----------    -------------     -----------    ---------------
 Net increase .................................................    12,911,591    $ 267,090,766      10,889,975    $   209,492,111
                                                                   ==========    =============     ===========    ===============


                                                                                    Utilities Series
                                                                ---------------------------------------------------------
                                                                      Six Months Ended                Year Ended
                                                                       June 30, 1998              December 31, 1997
                                                                ---------------------------- ----------------------------
                                                                    Shares        Amount         Shares        Amount
-------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................   2,421,226    $ 40,712,252    2,211,285    $ 32,370,633
Shares issued to shareholders in reinvestment of distributions    1,152,938      18,458,544      710,454       9,314,058
Shares reacquired .............................................    (229,248)     (3,865,669)    (478,597)     (6,990,242)
                                                                  ---------    ------------    ---------    ------------
 Net increase .................................................   3,344,916    $ 55,305,127    2,443,142    $ 34,694,449
                                                                  =========    ============    =========    ============



                                                                                       World Growth Series
                                                                -----------------------------------------------------------------
                                                                        Six Months Ended                    Year Ended
                                                                         June 30, 1998                  December 31, 1997
                                                                -------------------------------- --------------------------------
                                                                     Shares          Amount           Shares          Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold ...................................................     1,842,860    $   28,967,123      4,579,286    $   64,323,747
Shares issued to shareholders in reinvestment of distributions      1,281,309        20,206,241        379,516         5,115,882
Shares reacquired .............................................    (1,443,323)      (22,463,069)    (3,353,346)      (46,866,330)
                                                                   ----------    --------------     ----------    --------------
 Net increase .................................................     1,680,846    $   26,710,295      1,605,456    $   22,573,299
                                                                   ==========    ==============     ==========    ==============

(6) Financial Instruments

Certain Series of the Trust may trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 1998 is shown below and on the following page.


Written Option Transactions
---------------------------

                                                                                            1998 Calls
                                                                                    ---------------------------
Series                                                                               Contracts       Premiums
---------------------------------------------------------------------------------------------------------------
Managed Sectors Series     Outstanding, beginning of period .....................       5,308     $744,818
                            Options terminated in closing transactions ..........         (13)     (22,884)
                            Options expired .....................................      (5,295)    (721,934)
                                                                                       ------     --------
                           Outstanding, end of period ...........................        --       $   --
                                                                                       ------     --------

Forward Foreign Currency Exchange Contracts


                                                                                                           Net Unrealized
                                                         Contracts to                       Contracts at   Appreciation/
Series                Transaction    Settlement Date   Deliver/Receive    In Exchange For       Value      (Depreciation)
-------------------------------------------------------------------------------------------------------------------------
Utilities Series      Purchase          9/25/98       ECU      832,525        $927,433        $915,389       $ 12,044
World Growth Series   Sale              9/25/98       MYR    1,073,750        $250,000        $251,170       $ (1,170)

At June 30, 1998, each Series had sufficient cash and/or securities to cover any commitments under these contracts.


(7) Restricted Securities

Each Series of the Trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from between 0% and 15% of the Series' net assets. At June 30, 1998, the Research Series, Total Return Series, and World Growth Series owned the following restricted securities (constituting 0.29%, 0.11%, and 0.63% of the net assets of each Series, respectively) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.



                                                                           Date of          Shares/
Series                Description                                        Acquisition      Per Amount       Cost         Value
---------------------------------------------------------------------------------------------------------------------------------
Research Series       Jarvis Hotels PLC ............................            6/21/94     908,300    $2,430,302    $2,605,878
                                                                                                       ==========    ==========
Total Return Series   Criimi Mae Commercial Mortgage Trust, 7s, 2011             5/6/98   1,630,000    $1,582,373    $1,579,909
                      Merrill Lynch Mortgage Investors, Inc.
                       8.161s, 2022 ................................            6/22/94     514,000       356,266       497,375
                                                                                                       ----------    ----------
                                                                                                       $1,938,639    $2,077,284
                                                                                                       ==========    ==========
World Growth Series   Bank Handlowy w Warszawie ....................   7/8/97 - 7/10/97       5,069    $   48,465    $   96,739
                      Hong Leong Finance Ltd. ......................  11/8/96 - 8/18/97      96,000       289,379        78,763
                      International Business Communications
                       Systems, Inc. ...............................           10/17/95      12,600       124,992             0
                      Jarvis Hotels PLC ............................  11/8/96 - 8/13/97     573,491     1,515,961     1,645,324
                                                                                                       ----------    ----------
                                                                                                       $1,978,797    $1,820,826
                                                                                                       ==========    ==========

(8) Line of Credit

The Trust and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter.

Independent Auditors' Report

To the Trustees and Contract Owners of MFS/Sun Life Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Capital Appreciation Series, Conservative Growth Series, Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series, Utilities Series, and World Growth Series, (each a portfolio of MFS/Sun Life Series Trust) as of June 30, 1998, the related statements of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 1997, and the financial highlights for the six months ended June 30, 1998 and each of the years in the five-years ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust at June 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
August 7, 1998





                 ---------------------------------------------
This MFS[R]/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS[R]/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

JOHN D. McNEIL*, Chairman and Trustee
Chairman, Sun Life Assurance Company of Canada,
Toronto, Ontario, Canada


SAMUEL ADAMS, Trustee
Partner, Warner & Stackpole (attorneys),
Boston, Massachusetts


J. KERMIT BIRCHFIELD, Trustee
Consultant; Chairman, Display Technology, Inc. (manufacturer of liquid-crystal display technology); Managing Director, Century Partners, Inc. (investments), Gloucester, Massachusetts


WILLIAM R. GUTOW, Trustee
Vice Chairman, Capitol Entertainment Management Company; Real Estate
Consultant,
Dallas, Texas


DAVID D. HORN*, Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
Boston, Massachusetts


GARTH MARSTON, Trustee
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts


DERWYN F. PHILLIPS, Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

Officers+
JAMES R. BORDEWICK, JR., Assistant Secretary
MARK E. BRADLEY, Assistant Treasurer
STEPHEN E. CAVAN, Secretary and Clerk
W. THOMAS LONDON, Treasurer
ELLEN MOYNIHAN, Assistant Treasurer
JAMES O. YOST, Assistant Treasurer

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Auditors
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110-1617

Portfolio Managers+
JEAN O. ALESSANDRO
JOHN W. BALLEN
ARNAB KUMAR BANERJI
JOHN F. BRENNAN, JR.
STEPHEN C. BRYANT
JOHN F. BRENNAN, JR.
DAVID M. CALABRO
JAMES J. CALMAS
JEFFREY CHOWDHRY
MITCHELL D. DYNAN
KENNETH J. ENRIGHT
RICHARD O. HAWKINS
GEOFFREY L. KURINSKY
JOHN D. LAUPHEIMER, JR.
DAVID R. MANNHEIM
PAUL M. McMAHON
LESLIE J. NANBURG
KEVIN R. PARKE
BERNARD A. SCOZZAFAVA
MAURA A. SHAUGHNESSY
TONI Y. SHIMURA
FREDERICK J. SIMMONS
D. RICHARD SMITH
JAMES T. SWANSON
(on behalf of the MFS World
Asset Allocation Committee)
The Research Committee

*Affiliated with the Sponsor.
+Affiliated with the Investment Adviser.                    SUN-3B 8/98 178.5M